HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS


                                  MAY 31, 2014

                         HANCOCK HORIZON CORE BOND FUND
                          (Institutional Class: HHBTX)
                                (Class A: HHBAX)
                                (Class C: HHBCX)

                 HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
                          (Institutional Class: HHLTX)
                                (Class A: HHLAX)
                                (Class C: HHLCX)

                HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND
                          (Institutional Class: HHMTX)
                                (Class A: HIMAX)
                                (Class C: HAMCX)

                    HANCOCK HORIZON DIVERSIFIED INCOME FUND
                          (Institutional Class: HHIIX)
                                (Class A: HHIAX)
                                (Class C: HHICX)

                           HANCOCK HORIZON VALUE FUND
                          (Institutional Class: HHGTX)
                                (Class A: HHGAX)
                                (Class C: HHGCX)

                          HANCOCK HORIZON GROWTH FUND
                          (Institutional Class: HHRTX)
                                (Class A: HHRAX)
                                (Class C: HHRCX)

                  HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
                          (Institutional Class: HHQTX)
                                (Class A: HHQAX)
                                (Class C: HHQCX)

                   HANCOCK HORIZON BURKENROAD SMALL CAP FUND
                                (Class A: HHBUX)
                                (Class D: HYBUX)

                 HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
                          (Institutional Class: HHDTX)
                                (Class A: HHDAX)
                                (Class C: HHDCX)

                      HANCOCK HORIZON U.S. SMALL CAP FUND
                          (Institutional Class: HSCIX)
                                (Class A: HSCAX)
                                (Class C: HHSCX)

            INSTITUTIONAL CLASS, CLASS A, CLASS C AND CLASS D SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
            (AN UNINCORPORATED DIVISION OF HANCOCK HOLDING COMPANY)


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THIS PROSPECTUS DOES NOT OFFER FOR SALE AND IS NOT A SOLICITATION OF OFFERS TO
     PURCHASE SHARES OF CERTAIN FUNDS DESCRIBED HEREIN IN THOSE STATES AND JURISDICTIONS WHERE THE FUNDS ARE NOT REGISTERED AND/OR QUALIFIED FOR SALE. THE
               FUNDS MAY NOT BE AVAILABLE FOR SALE IN ALL STATES.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                            PAGE
HANCOCK HORIZON CORE BOND FUND
     INVESTMENT OBJECTIVE ..................................................   1
     FUND FEES AND EXPENSES ................................................   1
     PRINCIPAL INVESTMENT STRATEGY .........................................   2
     PRINCIPAL RISKS .......................................................   3
     PERFORMANCE INFORMATION ...............................................   4
     INVESTMENT ADVISER ....................................................   5
     PORTFOLIO MANAGERS ....................................................   5
     TAX INFORMATION .......................................................   5
HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
     INVESTMENT OBJECTIVE ..................................................   7
     FUND FEES AND EXPENSES ................................................   7
     PRINCIPAL INVESTMENT STRATEGY .........................................   8
     PRINCIPAL RISKS .......................................................   9
     PERFORMANCE INFORMATION ...............................................  11
     INVESTMENT ADVISER ....................................................  12
     PORTFOLIO MANAGER .....................................................  12
     TAX INFORMATION .......................................................  12
HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND
     INVESTMENT OBJECTIVE ..................................................  13
     FUND FEES AND EXPENSES ................................................  13
     PRINCIPAL INVESTMENT STRATEGY .........................................  14
     PRINCIPAL RISKS .......................................................  15
     PERFORMANCE INFORMATION ...............................................  17
     INVESTMENT ADVISER ....................................................  18
     PORTFOLIO MANAGER .....................................................  18
     TAX INFORMATION .......................................................  18
HANCOCK HORIZON DIVERSIFIED INCOME FUND
     INVESTMENT OBJECTIVE ..................................................  19
     FUND FEES AND EXPENSES ................................................  19
     PRINCIPAL INVESTMENT STRATEGY .........................................  20
     PRINCIPAL RISKS .......................................................  21
     PERFORMANCE INFORMATION ...............................................  24
     INVESTMENT ADVISER ....................................................  25
     PORTFOLIO MANAGERS ....................................................  25
     TAX INFORMATION .......................................................  26
HANCOCK HORIZON VALUE FUND
     INVESTMENT OBJECTIVE ..................................................  27
     FUND FEES AND EXPENSES ................................................  27
     PRINCIPAL INVESTMENT STRATEGY .........................................  28
     PRINCIPAL RISKS .......................................................  28
     PERFORMANCE INFORMATION ...............................................  29
     INVESTMENT ADVISER ....................................................  30

     PORTFOLIO MANAGERS ....................................................  30
     TAX INFORMATION .......................................................  30
HANCOCK HORIZON GROWTH FUND
     INVESTMENT OBJECTIVE ..................................................  31
     FUND FEES AND EXPENSES ................................................  31
     PRINCIPAL INVESTMENT STRATEGY .........................................  32
     PRINCIPAL RISKS .......................................................  32
     PERFORMANCE INFORMATION ...............................................  33
     INVESTMENT ADVISER ....................................................  34
     PORTFOLIO MANAGERS ....................................................  34
     TAX INFORMATION .......................................................  34
HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
     INVESTMENT OBJECTIVE ..................................................  35
     FUND FEES AND EXPENSES ................................................  35
     PRINCIPAL INVESTMENT STRATEGY .........................................  37
     PRINCIPAL RISKS .......................................................  37
     PERFORMANCE INFORMATION ...............................................  39
     INVESTMENT ADVISER ....................................................  40
     PORTFOLIO MANAGERS ....................................................  40
     TAX INFORMATION .......................................................  40
HANCOCK HORIZON BURKENROAD SMALL CAP FUND
     INVESTMENT OBJECTIVE ..................................................  41
     FUND FEES AND EXPENSES ................................................  41
     PRINCIPAL INVESTMENT STRATEGY .........................................  42
     PRINCIPAL RISKS .......................................................  43
     PERFORMANCE INFORMATION ...............................................  44
     INVESTMENT ADVISER ....................................................  45
     PORTFOLIO MANAGERS ....................................................  45
     TAX INFORMATION .......................................................  45
HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
     INVESTMENT OBJECTIVE ..................................................  46
     FUND FEES AND EXPENSES ................................................  46
     PRINCIPAL INVESTMENT STRATEGY .........................................  47
     PRINCIPAL RISKS .......................................................  48
     PERFORMANCE INFORMATION ...............................................  49
     INVESTMENT ADVISER ....................................................  50
     PORTFOLIO MANAGER .....................................................  50
     TAX INFORMATION .......................................................  51
HANCOCK HORIZON U.S. SMALL CAP FUND
     INVESTMENT OBJECTIVE ..................................................  52
     FUND FEES AND EXPENSES ................................................  52
     PRINCIPAL INVESTMENT STRATEGY .........................................  53
     PRINCIPAL RISKS .......................................................  54
     PERFORMANCE INFORMATION ...............................................  54
     INVESTMENT ADVISER ....................................................  54
     PORTFOLIO MANAGERS ....................................................  55
     TAX INFORMATION .......................................................  55
SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES
     AND FINANCIAL INTERMEDIARY COMPENSATION ...............................  56
MORE INFORMATION ABOUT RISK ................................................  57

MORE INFORMATION ABOUT FUND INVESTMENTS ....................................  60
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  61
INVESTMENT ADVISER .........................................................  61
INVESTMENT SUB-ADVISER (DIVERSIFIED INTERNATIONAL FUND) ....................  63
PORTFOLIO MANAGERS .........................................................  64
RELATED PERFORMANCE DATA OF THE ADVISER ....................................  66
     (U.S. SMALL CAP FUND)
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  68
SALES CHARGES ..............................................................  74
DISTRIBUTION OF FUND SHARES ................................................  77
OTHER POLICIES .............................................................  77
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  80
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  80
DIVIDENDS AND DISTRIBUTIONS ................................................  81
TAXES ......................................................................  81
FINANCIAL HIGHLIGHTS .......................................................  84
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ..............................   Back Cover

HANCOCK HORIZON CORE BOND FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Core Bond Fund (the "Core Bond Fund" or the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

------------------------------------------------------------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
                                                        SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)         None                     4.00%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                  None                     0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
 (as a percentage of offering price)                    None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                              None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                     None                None
------------------------------------------------------------------------------------------------------------------------------------


(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
                                                         SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.60%                    0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                     None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                     0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.18%                    0.18%               0.18%
                                                         -----                    -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.18%                    0.43%               0.43%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                          0.04%                    0.04%               0.04%
                                                         -----                    -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                  0.82%                    1.07%               1.82%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                      (0.03)%                  (0.03)%             (0.03)%
                                                        -------                  -------             -------
Reimbursements
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee           0.79%                    1.04%               1.79%
Reductions and/or Expense Reimbursements(1,2)
------------------------------------------------------------------------------------------------------------------------------------



(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial

     Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.


(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $81         $259         $452         $1,011
--------------------------------------------------------------------------------
CLASS A SHARES                  $502        $724         $964         $1,651
--------------------------------------------------------------------------------
CLASS C SHARES                  $182        $570         $982         $2,135
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs") to gain exposure to fixed-income markets. The Fund's fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency), but may at times include securities rated below investment grade (high yield or "junk" bonds). In selecting investments for the Fund, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale: in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; to reallocate the Fund's investments among the above types of fixed income securities; or to realize an aberration in a security's market valuation.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.


Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.


High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.


Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.


The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance.


Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.



                              2004         2.05%
                              2005         1.16%
                              2006         4.16%
                              2007         6.42%
                              2008         4.52%
                              2009         7.24%
                              2010         5.14%
                              2011         6.69%
                              2012         4.71%
                              2013         (1.33)%

                         BEST QUARTER      WORST QUARTER
                            4.85%             (2.60)%
                         (12/31/2008)      (06/30/2013)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 1.39%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
CORE BOND FUND                                                 1 YEAR       5 YEARS      10 YEARS      (MAY 31, 2000)
-----------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   (1.33)%      4.44%        4.04%              4.85%
-----------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 4.00%)    (5.58)%      3.32%        3.36%              4.27%
-----------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                               (2.38)%      3.39%        3.03%              3.85%
-----------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   (2.20)%      3.23%        2.72%              3.31%
-----------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   (0.75)%      3.00%        2.65%              3.19%
-----------------------------------------------------------------------------------------------------------------------------
BARCLAYS INTERMEDIATE U.S. AGGREGATE INDEX                     (1.02)%      4.18%        4.31%              5.44%
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
-----------------------------------------------------------------------------------------------------------------------------
LIPPER[R] CORE PLUS BOND FUNDS CLASSIFICATION AVERAGE          (0.99)%      7.05%        4.81%              5.85%
(REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)
-----------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2000.


Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Louisiana Tax-Free Income Fund (the "Louisiana Tax-Free Income Fund" or the "Fund") seeks current income exempt from both federal income tax and Louisiana personal income tax.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

------------------------------------------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as
  a percentage of offering price)                                      None                      4.00%              None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                 None                      0.75%(1)           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions
  (as a percentage of offering price)                                  None                      None               None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                          None                      None               None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                           None                      None               None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                     INSTITUTIONAL CLASS      CLASS A SHARES      CLASS C SHARES
                                                            SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                             0.60%                0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None                 None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                             None                 0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                               0.59%                0.59%               0.59%
                                                            -----                -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.59%                0.84%               0.84%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.19%                1.44%               2.19%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (0.44)%              (0.44)%             (0.44)%
Reimbursements                                             -------              -------             -------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                  0.75%                1.00%               1.75%
Fee Reductions and/or Expense
Reimbursements(1)
------------------------------------------------------------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A Shares and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $77         $334         $612         $1,404
--------------------------------------------------------------------------------
CLASS A SHARES                  $498        $796         $1,115       $2,019
--------------------------------------------------------------------------------
CLASS C SHARES                  $178        $643         $1,134       $2,489
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Louisiana issuers, securities of issuers located outside of Louisiana that are exempt from both federal and Louisiana income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.


In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Louisiana issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because the Fund primarily purchases municipal bonds, the Fund is more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Fund's concentration of investments in securities of issuers located in Louisiana subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Louisiana obligations than a mutual fund that does not have as great a concentration in Louisiana. As with Louisiana municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund's investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.


The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High yield, or "junk" bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial conditions of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.


Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.


Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


TOTAL RETURNS BY CALENDAR YEAR


                    2012                            8.10%
                    2013                           (9.77)%

                 BEST QUARTER                   WORST QUARTER
                    3.21%                          (6.13)%
                 (09/30/2012)                   (06/30/2013)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 6.82% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


Class C Shares first became available on May 31, 2013. Because the Class C Shares do not have a full calendar year of performance, performance results have not been provided. Class C Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class C Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class C Shares would be lower than those of the Institutional Class Shares.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
LOUISIANA TAX-FREE INCOME FUND                                                    1 YEAR             (02/01/2011)(*)
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                                      (9.77)%                 3.70%
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 4.00%)                       (13.55)%                2.00%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                                      (9.81)%                 3.67%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                                      (4.11)%                 3.72%
--------------------------------------------------------------------------------------------------------------------------
BARCLAYS MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES           (2.55)%                 4.81%
OR TAXES)
--------------------------------------------------------------------------------------------------------------------------
LIPPER[R] OTHER STATES MUNICIPAL FUNDS CLASSIFICATION AVERAGE (REFLECTS           (5.01)%                 4.23%
NO DEDUCTION FOR SALES CHARGES OR TAXES)
--------------------------------------------------------------------------------------------------------------------------


*   Index returns shown from February 28, 2011.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER


Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since its inception in 2011.


TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal income tax and the state taxes specified in the Fund's investment objective, however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal and/or state income taxes or to the federal alternative minimum tax.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Mississippi Tax-Free Income Fund (the "Mississippi Tax-Free Income Fund" or the "Fund") seeks current income exempt from both federal income tax and Mississippi personal income tax.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES                   CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                          4.00%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                          0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                          None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                             0.60%                      0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                             None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                               0.35%                      0.35%               0.35%
                                                            -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                        0.35%                      0.60%               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.95%                      1.20%               1.95%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (0.20)%                    (0.20)%             (0.20)%
Reimbursements                                             -------                    -------             -------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.75%                      1.00%               1.75%
After Fee Reductions and/or Expense
Reimbursements(1)
------------------------------------------------------------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75%, 1.00% and 1.75% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $77         $283         $506         $1,148
--------------------------------------------------------------------------------
CLASS A SHARES                  $498        $747         $1,015       $1,779
--------------------------------------------------------------------------------
CLASS C SHARES                  $178        $593         $1,034       $2,259
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Mississippi issuers, securities of issuers located outside of Mississippi that are exempt from both federal and Mississippi income tax are included for purposes of the 80% test. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds ("ETFs"), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, will satisfy the asset diversification tests to be treated as a regulated investment company.


In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Mississippi issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Because the Fund primarily purchases municipal bonds, the Fund is more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

The Fund's concentration of investments in securities of issuers located in Mississippi subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Mississippi obligations than a mutual fund that does not have as great a concentration in Mississippi. As with Mississippi municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund's investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.


The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High yield, or "junk" bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial conditions of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.


Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.


Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


TOTAL RETURNS BY CALENDAR YEAR


               2012                           7.68%
               2013                           (8.78)%

          BEST QUARTER                   WORST QUARTER
             2.87%                          (5.22)%
          (09/30/2012)                   (06/30/2013)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 5.58% .

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


Class C Shares first became available on May 31, 2013. Because the Class C Shares do not have a full calendar year of performance, performance results have not been provided. Class C Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Class C Shares are higher than the expenses of the Institutional Class Shares and, therefore, returns for the Class C Shares would be lower than those of the Institutional Class Shares.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  SINCE INCEPTION
MISSISSIPPI TAX-FREE INCOME FUND                                    1 YEAR        (02/01/2011)(*)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        (8.78)%            3.75%
------------------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 4.00%)         (12.63)%           2.05%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        (8.89)%            3.67%
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
------------------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                        (3.49)%            3.74%
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR FEES,      (2.55)%            4.81%
EXPENSES OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------
LIPPER[R] OTHER STATES MUNICIPAL FUNDS CLASSIFICATION AVERAGE       (5.01)%            4.23%
(REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)
------------------------------------------------------------------------------------------------------------------------------------


*      Index returns shown from February 28, 2011.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since its inception in 2011.

TAX INFORMATION

The Fund intends to distribute income that is exempt from regular federal income tax and the state taxes specified in the Fund's investment objective, however, Fund distributions may be subject to capital gains tax. A portion of the Fund's distributions may be subject to federal and/or state income taxes or to the federal alternative minimum tax.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON DIVERSIFIED INCOME FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Diversified Income Fund (the "Diversified Income Fund" or the "Fund") seeks to maximize current income, with a secondary goal of long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of this prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
                                                             SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)              None                   4.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                       None                   0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                        None                   None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                                   None                   None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                   None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                         INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.70%                      0.70%               0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                                    None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                      0.28%                      0.28%               0.28%
                                                                   -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                               0.28%                      0.53%               0.53%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                    0.34%                      0.34%               0.34%
                                                                   -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                            1.32%                      1.57%               2.32%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                                (0.08)%                    (0.08)%             (0.08)%
Reimbursements                                                     ------                     ------              ------
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.24%                      1.49%               2.24%
Reductions and/or Expense Reimbursements(1,2)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund's Financial

     Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, Acquired Fund Fees and Expenses, brokerage commissions and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.90%, 1.15% and 1.90% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $126        $410         $716         $1,583
--------------------------------------------------------------------------------
CLASS A SHARES                  $570        $892         $1,237       $2,207
--------------------------------------------------------------------------------
CLASS C SHARES                  $227        $717         $1,233       $2,650
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including, but not limited to, common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and mortgage-backed and asset-backed securities.

For the equity portion of the Fund's portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts ("ADRs"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund's investments on dividend-paying equity securities.

For the fixed income portion of the Fund's portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment grade ("high yield" or "junk" bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund's investments on corporate debt.

Securities in the Fund's portfolio may be issued by domestic or foreign public or private entities, and may include securities of emerging markets issuers. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in exchange-traded funds ("ETFs"), mutual funds and closed-end funds in seeking to achieve its investment objective.

The Adviser allocates the Fund's assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how or the percentage of Fund assets the Adviser may allocate to different asset classes.

In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund's objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund's portfolio.

The Adviser may sell a security if its relative contribution to the Fund's portfolio has diminished compared to other investment alternatives or if its risk has increased relative to other investment alternatives.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.


The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.


Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.


High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the U.S. Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.


REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, rising interest rates or competition overbuilding; (iii) zoning changes; and
(iv) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.


Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's Institutional Class Shares' performance for the 2013 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              2013         7.14%

                         BEST QUARTER      WORST QUARTER
                            6.06%             (0.92)%
                         (03/31/2013)      (06/30/2013)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 4.27%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
DIVERSIFIED INCOME FUND                              1 YEAR       (SEPTEMBER 26,
                                                                      2012)*
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
    Institutional Class Shares                       7.14%             6.44%
--------------------------------------------------------------------------------
    Class A Shares (reflects a Maximum Sales         2.32%             2.64%
    Charge of 4.25%)
--------------------------------------------------------------------------------
    Class C Shares                                   6.14%             5.49%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------
    Institutional Class Shares                       5.37%             4.78%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES
--------------------------------------------------------------------------------
    Institutional Class Shares                       4.43%             4.37%
--------------------------------------------------------------------------------
DOW JONES U.S. SELECT DIVIDEND INDEX ("DOW           29.06%            23.02%
JONES INDEX") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)
--------------------------------------------------------------------------------
BARCLAYS U.S. INTERMEDIATE AGGREGATE BOND            (1.02)%          (0.68)%
INDEX ("BARCLAYS INDEX") (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------
50/50 HYBRID OF THE DOW JONES INDEX AND THE          13.21%            10.68%
BARCLAYS INDEX
--------------------------------------------------------------------------------

*   Index returns shown from September 30, 2012.


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since its inception in 2012.

John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2012.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON VALUE FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Value Fund (the "Value Fund" or the "Fund") seeks long-term capital appreciation with a secondary goal of current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                     0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                     None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC') on certain investments of $1,000,000 or more redeemed within 18 months of purchase.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.80%                      0.80%               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.19%                      0.19%               0.19%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.19%                      0.44%               0.44%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     0.99%                      1.24%               1.99%
------------------------------------------------------------------------------------------------------------------------------------



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $101        $315         $547         $1,213
--------------------------------------------------------------------------------
CLASS A SHARES                  $645        $898         $1,170       $1,946
--------------------------------------------------------------------------------
CLASS C SHARES                  $202        $624         $1,073       $2,317
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund invests in "undervalued" companies with medium to large capitalizations (in excess of $2 billion) that the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. Horizon Advisers (the "Adviser") employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company's profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price. The Adviser also considers the sector weighting of peer funds in the Lipper([R]) Multi-Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund pursues a "value style" of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         2004         23.34%
                         2005         11.42%
                         2006         18.35%
                         2007         9.29%
                         2008         (34.49)%
                         2009         12.40%
                         2010         15.84%
                         2011         0.89%
                         2012         12.37%
                         2013         38.71%

                    BEST QUARTER      WORST QUARTER
                       13.54%            (19.39)%
                    (12/31/2011)      (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 2.76%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

--------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
VALUE FUND                                                1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
--------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                              38.71%      15.41%       9.08%              8.64%
--------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales                31.06%      13.87%       8.22%              7.94%
  Charge of 5.25%)
--------------------------------------------------------------------------------------------------------------------
  Class C Shares                                          37.29%      14.26%       8.01%              7.59%
--------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                              34.52%      14.53%       8.19%              7.92%
--------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES
--------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                              23.25%      12.23%       7.42%              7.17%
--------------------------------------------------------------------------------------------------------------------
RUSSELL 1000([R]) VALUE INDEX (REFLECTS NO DEDUCTION      32.53%      16.67%       7.58%              6.31%
FOR FEES, EXPENSES, OR TAXES)
--------------------------------------------------------------------------------------------------------------------
LIPPER([R]) MULTI-CAP VALUE FUNDS CLASSIFICATION          33.24%      18.45%       7.26%              7.56%
AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES
OR TAXES)
--------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has managed the Fund since its inception in 2000.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has managed the Fund since its inception in 2000.


TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON GROWTH FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Growth Fund (the "Growth Fund" or the "Fund") seeks long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    INSTITUTIONAL CLASS
                                                                         SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                    None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                   None                     0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of offering
  price)                                                                 None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                            None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                             None                     None                None
------------------------------------------------------------------------------------------------------------------------------------

1 Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                          0.80%                      0.80%               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                          None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                            0.21%                      0.21%               0.21%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                     0.21%                      0.46%               0.46%
                                                         -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                     1.01%                      1.26%               2.01%
------------------------------------------------------------------------------------------------------------------------------------



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $103        $322         $558         $1,236
--------------------------------------------------------------------------------
CLASS A SHARES                  $647        $904         $1,180       $1,968
--------------------------------------------------------------------------------
CLASS C SHARES                  $204        $630         $1,083       $2,338
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 94% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks capital appreciation by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks.
 The Fund focuses on stocks of companies with medium to large market capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate. Horizon Advisers (the "Adviser") employs a quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of the Fund's primary benchmark, the Russell 1000([R]) Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper([R]) Multi-Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         2004         15.75%
                         2005         14.16%
                         2006         4.38%
                         2007         10.60%
                         2008         (42.48)%
                         2009         23.01%
                         2010         18.38%
                         2011         (0.69)%
                         2012         17.13%
                         2013         31.58%

                    BEST QUARTER      WORST QUARTER
                       15.13%            (24.86)%
                    (03/31/2012)      (12/31/2008)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 3.23%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
GROWTH FUND                                                    1 YEAR      5 YEARS      10 YEARS      (JANUARY 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   31.58%      17.39%       6.94%              5.11%
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of           24.35%      15.83%       6.11%              4.43%
  5.25%)
--------------------------------------------------------------------------------------------------------------------------
  Class C Shares                                               30.27%      16.21%       5.89%              4.09%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   25.93%      16.32%       6.22%              4.56%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                   21.81%      14.00%       5.63%              4.14%
--------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000([R]) GROWTH INDEX (REFLECTS NO DEDUCTION FOR      33.48%      20.39%       7.83%              3.08%
FEES, EXPENSES, OR TAXES)
--------------------------------------------------------------------------------------------------------------------------
LIPPER([R]) MULTI-CAP GROWTH FUNDS CLASSIFICATION              35.03%      20.03%       8.25%              4.12%
AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES OR
TAXES)
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.


Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Quantitative Long/Short Fund (the "Quantitative Long/Short Fund" or the "Fund") seeks long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                                 INSTITUTIONAL CLASS
                                                                      SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                 None                    5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                None                    0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions (as a percentage of
  offering price)                                                     None                    None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if
  applicable)                                                         None                    None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                          None                    None                None
------------------------------------------------------------------------------------------------------------------------------------


(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                               0.96%                      0.96%               0.96%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Dividend and Interest Expenses on Securities
     Sold Short                                                  0.40%                      0.40%               0.40%
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                                  None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                    0.27%                      0.27%               0.27%
                                                                 -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                             0.67%                      0.92%               0.92%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.04%                      0.04%               0.04%
                                                                 -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses Plus                        1.67%                      1.92%               2.67%
Management Fees Recovered(2,3)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Management Fee paid to Horizon Advisers (the "Adviser") for providing services to the Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance incentive adjustment, resulting in a minimum fee of 0.80% if the Fund's Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund's Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12-month basis. The performance adjustment is computed monthly based on the Fund's average daily net assets during the previous 12 months. Accordingly, the amount of the performance adjustment will also be affected by changes in the size of the Quantitative Long/Short Fund over the rolling 12 month period.

(2) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(3) The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding Dividend and Interest Expenses on Securities Sold Short, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses") and before giving effect to any performance incentive adjustment) from exceeding 1.70%, 1.95%, and 2.70% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015 (the "Expense Limits"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses and before giving effect to any performance incentive adjustment) are below the Expense Limits, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses and before giving effect to any performance incentive adjustment) and the Expense Limits to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $170        $526         $907         $1,976
--------------------------------------------------------------------------------
CLASS A SHARES                  $710        $1,096       $1,507       $2,650
--------------------------------------------------------------------------------
CLASS C SHARES                  $270        $829         $1,415       $3,003
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 223% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States. Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers. The Fund primarily buys and sells stocks included in the S&P Composite 1500 Index, but may invest in other companies with market capitalizations of at least $100 million.

The Fund typically maintains a net long exposure of approximately 60-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short."
With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.

The Adviser employs a quantitative method of analysis in its investment decision making. The quantitative factors include a company's buybacks, financial strength, analyst earnings estimates, earnings quality and economic value added ("EVA"). The information provided by the quantitative screens is supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when it achieves a designated target price, there is a fundamental change in the company's prospects, or better investment opportunities become available. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The

Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund's investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

The mid- and small-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              2009         7.00%
                              2010         16.82%
                              2011         1.93%
                              2012         8.89%
                              2013         24.88%

                         BEST QUARTER      WORST QUARTER
                            12.95%            (18.56)%
                         (12/31/2010)      (09/30/2011)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 1.61%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


-----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
QUANTITATIVE LONG/SHORT FUND                                    1 YEAR      5 YEARS      (SEPTEMBER 30, 2008)
-----------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
-----------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                    24.88%      11.62%            6.43%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 5.25%)     18.11%      10.16%            5.09%
-----------------------------------------------------------------------------------------------------------------
  Class C Shares                                                23.72%      10.55%            5.38%
-----------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                    18.56%      10.47%            5.38%
-----------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
-----------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                    16.48%      8.96%             4.77%
-----------------------------------------------------------------------------------------------------------------
S&P COMPOSITE 1500 INDEX (REFLECTS NO DEDUCTION FOR FEES,       32.80%      18.38%            11.90%
EXPENSES, OR TAXES)
-----------------------------------------------------------------------------------------------------------------
LIPPER([R]) LONG/SHORT EQUITY FUNDS INDEX (REFLECTS NO          12.75%       7.92%            4.27%
DEDUCTION FOR SALES CHARGES OR TAXES)
-----------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2008.

Paula Chastain, Portfolio Manager, joined the Adviser in 1996 and has served on the portfolio team for the Fund since its inception in 2008.

Jacob Hartl, CFA, Portfolio Manager, joined the Adviser in 2008 and has served on the portfolio team for the Fund since its inception in 2008.


TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON BURKENROAD SMALL CAP FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Burkenroad Small Cap Fund (the "Burkenroad Small Cap Fund" or the "Fund") seeks long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CLASS A SHARES    CLASS D SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                     5.25%            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                                0.75%(1)         None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                                                                    None             None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)                                       None             None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                                             None             None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


-------------------------------------------------------------------------------------------------------
                                                              CLASS A SHARES      CLASS D SHARES
-------------------------------------------------------------------------------------------------------
Management Fees                                                    0.95%               0.95%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                          None                0.25%
-------------------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                                    0.25%               0.25%
-------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                      0.17%               0.17%
                                                                   -----               -----
-------------------------------------------------------------------------------------------------------
Total Other Expenses                                               0.42%               0.42%
                                                                   -----               -----
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               1.37%               1.62%
-------------------------------------------------------------------------------------------------------
Plus Recovered Fee Reductions and/or Expense                       0.03%               0.03%
Reimbursements                                                     -----               -----
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                     1.40%               1.65%
Reductions and/or Expense Reimbursements(1)
-------------------------------------------------------------------------------------------------------

(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.40% and 1.65% of the Fund's average daily net assets of the Class A and Class D Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                        1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES          $660        $939         $1,238       $2,087
--------------------------------------------------------------------------------
CLASS D SHARES          $168        $514         $884         $1,924
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either index as of January 31 of the three preceding years. As of January 31, 2014, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $15.1 million to $5.9 billion, and $130.6 million to $4.2 billion, respectively.

The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. Burkenroad Reports (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports. The Fund and the Adviser are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock (as defined below) licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operations of the Fund.


In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows above the Fund's small capitalization range.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Class A Shares' performance from year to year and by showing how the Fund's average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                         2004         24.76%
                         2005         6.51%
                         2006         16.82%
                         2007         2.97%
                         2008         (24.97)%
                         2009         31.97%
                         2010         21.05%
                         2011         6.63%
                         2012         17.58%
                         2013         39.76%

                    BEST QUARTER      WORST QUARTER
                       19.92%            (23.73%)
                    (06/30/2009)      (12/31/2008)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 2.92%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Class A Shares. After-tax returns for other classes will vary.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE INCEPTION
BURKENROAD SMALL CAP FUND                                      1 YEAR      5 YEARS      10 YEARS      (DECEMBER 31, 2001)
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 5.25%)    32.41%      21.55%       12.27%             12.84%
--------------------------------------------------------------------------------------------------------------------------
  Class D Shares                                               39.43%      22.56%       12.61%             13.10%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares                                               32.28%      21.13%       12.02%             12.61%
--------------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares                                               18.43%      17.73%      10.28%              10.94%
--------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000([R]) INDEX (REFLECTS NO DEDUCTION FOR FEES,       38.82%      20.08%      9.07%               8.93%
EXPENSES, OR TAXES)
--------------------------------------------------------------------------------------------------------------------------
LIPPER([R]) SMALL-CAP CORE FUNDS CLASSIFICATION AVERAGE        36.82%      20.34%      9.14%               9.16%
(REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS


John Portwood, CFA, Director of Trust Investments and Chief Investment Strategist, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.

David Lundgren Jr., CFA, Director of Equities and Research, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2001.


TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Diversified International Fund (the "Diversified International Fund" or the "Fund") seeks long-term capital appreciation.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of the prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS
                                                             SHARES              CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)              None                     5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                       None                     0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions
  (as a percentage of offering price)                        None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
  redeemed, if applicable)                                   None                     None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None                     None                None
------------------------------------------------------------------------------------------------------------------------------------


(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               1.00%                      1.00%               1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                               None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses                                 0.22%                      0.22%               0.22%
                                                              -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                          0.22%                      0.47%               0.47%
------------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                               0.02%                      0.02%               0.02%
                                                              -----                      -----               -----
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1,2)                     1.24%                      1.49%               2.24%
------------------------------------------------------------------------------------------------------------------------------------


(1) The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.50%, 1.75%, and 2.50% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      $126        $393         $681         $1,500
--------------------------------------------------------------------------------
CLASS A SHARES                  $669        $971         $1,295       $2,211
--------------------------------------------------------------------------------
CLASS C SHARES                  $227        $700         $1,200       $2,575
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign companies. The Fund may also purchase American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund's investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser"). In addition, the Fund may invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs").

The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI ACWI ex U.S. Index, while controlling volatility and risk. The Sub-Adviser implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance versus the

Fund's benchmark, and the use of RETURN PATTERN RECOGNITION[R], a screening tool developed by the Sub-Adviser. Using this tool, potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes fundamental analysis and a statistical risk management approach to select Fund investments.


The Sub-Adviser may sell a security if the company reaches its price target or its prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. In addition, if the investment process identifies a company with more attractive return and risk characteristics, the Sub-Adviser may sell a current security and replace it with the more attractive alternative.


PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

The Fund may invest in companies located or doing business in emerging market countries. An "emerging market" country is any country determined by the Sub-Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging market securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. By investing in another investment company, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund's ability to invest in other investment companies.


Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect Fund performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. hancockhorizonfunds.com.

                              2009         54.25%
                              2010         15.37%
                              2011        (11.66)%
                              2012         17.34%
                              2013         12.01%

                         BEST QUARTER      WORST QUARTER
                            33.37%            (21.24)%
                         (06/30/2009)      (09/30/2011)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 0.09%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's average annual total returns for the periods ended December 31, 2013 to those of appropriate broad based indices.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.


----------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
DIVERSIFIED INTERNATIONAL FUND                                       1 YEAR      5 YEARS      (SEPTEMBER 30, 2008)
----------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
----------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                         12.01%      15.62%            9.29%
----------------------------------------------------------------------------------------------------------------------
  Class A Shares (reflects a Maximum Sales Charge of 5.25%)          5.84%       14.09%            7.91%
----------------------------------------------------------------------------------------------------------------------
  Class C Shares                                                     10.84%      14.46%            8.20%
----------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                         12.00%      15.57%            9.22%
----------------------------------------------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
----------------------------------------------------------------------------------------------------------------------
  Institutional Class Shares                                         7.10%       12.79%            7.50%
----------------------------------------------------------------------------------------------------------------------
MSCI ACWI EX U.S. INDEX (REFLECTS NO DEDUCTION FOR FEES,             15.29%      12.81%            6.89%
EXPENSES, OR TAXES)
----------------------------------------------------------------------------------------------------------------------
LIPPER([R]) INTERNATIONAL MULTI-CAP GROWTH FUNDS CLASSIFICATION      19.47%      13.12%            7.30%
AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)
----------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers serves as investment adviser to the Fund. EARNEST Partners, LLC serves as investment sub-adviser to the Fund.

PORTFOLIO MANAGER


Paul E. Viera, CEO and Partner, founded the Sub-Adviser in 1998 and has managed the Fund since its inception in 2008.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

HANCOCK HORIZON U.S. SMALL CAP FUND

INVESTMENT OBJECTIVE

The Hancock Horizon U.S. Small Cap Fund (the "U.S. Small Cap Fund" or the "Fund") seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Hancock Horizon Funds. More information about these and other discounts is available from your financial professional and in the section "Sales Charges" on page 74 of this prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                   INSTITUTIONAL CLASS
                                                        SHARES                   CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           None                          5.25%               None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                    None                          0.75%(1)            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                     None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                None                          None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                            None                          None                None
------------------------------------------------------------------------------------------------------------------------------------

(1) Contingent deferred sales charge ("CDSC") on certain investments of $1,000,000 or more redeemed within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.80%                      0.80%               0.80%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     None                       None                0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees                               None                       0.25%               0.25%
------------------------------------------------------------------------------------------------------------------------------------
     Other Operating Expenses(1)                              0.49%                      0.49%               0.49%
------------------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                                          0.49%                      0.74%               0.74%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          1.29%                      1.54%               2.29%
------------------------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                           (0.19)%                    (0.19)%             (0.19)%
Reimbursements
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee                1.10%                      1.35%               2.10%
Reductions and/or Expense Reimbursements(2)
------------------------------------------------------------------------------------------------------------------------------------

(1) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(2) Horizon Advisers (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.10%,

     1.35% and 2.10% of the Fund's average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on May 31, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                     1 YEAR      3 YEARS
--------------------------------------------------------------------------------
     INSTITUTIONAL CLASS SHARES       $112         $390
--------------------------------------------------------------------------------
     CLASS A SHARES                   $655         $968
--------------------------------------------------------------------------------
     CLASS C SHARES                   $213         $697
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal period from December 31, 2013 (commencement of Fund operations) to January 31, 2014, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small capitalizations. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either index as of January 31 of the three preceding years. As of January 31, 2014, the market capitalization ranges for the Russell 2000 Index and the S&P Small Cap 600 Index were approximately $15.1 million to $5.9 billion, and $130.6 million to $4.2 billion, respectively.

In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser continually monitors the Fund's portfolio and may sell a security when there is a fundamental change in the security's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows above the Fund's small capitalization range.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that an investment in the Fund could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2013 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's return and comparing the Fund's performance to a broad measure of market performance.

Current performance information is available on the Fund's website at www.hancockhorizonfunds.com.

INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGERS

David Lundgren Jr., CFA, Managing Director, joined the Adviser in 1998 and has served on the portfolio team for the Fund since its inception in 2013.

Greg Hodlewsky, CFA, Investment Director, joined the Adviser in 2011 and has served on the portfolio team for the Fund since its inception in 2013.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR MORE INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 56 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT PURCHASING AND SELLING SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASING AND SELLING FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $1,000. Subsequent investments in a Fund must be made in amounts of at least $100.


The Funds' shares are redeemable. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") and Hancock (as defined below) are open for business (a "Business Day") by contacting the Funds directly by mail (Hancock Horizon Fund-Transfer Agent:
2600 Citiplace Drive, Suite 200, Baton Rouge, LA 70808).


If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by a Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.


The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified, meaning that each Fund may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

-------------------------------------------------------------------------------------------------------------------
EQUITY RISK -- Equity securities include public and privately  issued              Value Fund
equity securities, common and preferred stocks,  warrants, rights to               Growth Fund
subscribe to common stock, convertible securities,                                 Diversified International Fund
interests in MLPs and royalty trusts, shares of REITs Fund and Depositary          Quantitative Long/Short Fund
Receipts, as well as shares of ETFs that attempt                                   Burkenroad Small Cap Fund
to track the price movement of equity indices. Common stock                        Diversified Income Fund
represents an equity or ownership interest in an issuer. Cap Fund Preferred        U.S. Small Cap Fund
stock provides a fixed dividend that is paid before any
dividends are paid to common stock holders, and which takes
precedence over common stock in the event of a liquidation.
Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate.  An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
-------------------------------------------------------------------------------------------------------------------


                                     - 57 -



-------------------------------------------------------------------------------------------------------------------
REIT RISK -- REITs are pooled investment vehicles that own, and usually            Value Fund
operate, income-producing real estate. REITs are susceptible to the risks          Growth Fund
associated with direct ownership of real estate, such as the following:            Burkenroad Small Cap Fund
declines in property values; increases in property taxes, operating expenses,      Diversified Income Fund
rising interest or competition overbuilding; zoning changes; and losses from       U.S. Small Cap Fund
casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying
Fund expenses.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITY RISK -- Investments in securities of foreign                      Diversified International Fund
companies (including direct investments as well as investments                     Diversified Income Fund
through Depositary Receipts) can be more volatile than
investments in U.S. companies. Diplomatic, political, or
economic developments, including nationalization or
appropriation, could affect investments in foreign companies.
Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign
currencies strengthen or weaken relative to the U.S. dollar.
Financial statements of foreign issuers are governed by
different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for
custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of
similar U.S. securities. Some foreign governments levy
withholding taxes against dividend and interest income.
Although in some countries a portion of these taxes are
recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
FIXED INCOME RISK -- The market value of fixed income                              Core Bond Fund
investments change in response to interest rate changes and                        Louisiana Tax-Free Income
other factors. During periods of rising interest rates, the values                 Fund
of outstanding fixed income securities generally decrease.                         Mississippi Tax-Free Income
Moreover, while securities with longer maturities tend to                          Fund
produce higher yields, the prices of longer maturity securities                    Diversified Income Fund
-------------------------------------------------------------------------------------------------------------------


                                        - 58 -



-------------------------------------------------------------------------------------------------------------------
are also subject to greater market fluctuations as a result of changes in interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to the following additional risks:

CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities                           Core Bond Fund
are fixed income securities representing an interest in a pool of                  Diversified Income Fund
underlying mortgage loans. They are sensitive to changes in
interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising
interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as
much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- Asset-backed securities are
subject to risks similar to those associated with mortgage-                        Diversified Income Fund
backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not
presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be
-------------------------------------------------------------------------------------------------------------------

                                        - 59 -


-------------------------------------------------------------------------------------------------------------------
unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount of the obligation.


During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

-------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS


The investment objective of the Core Bond Fund is total return through current income and capital appreciation, consistent with the preservation of capital. The investment objective of the Louisiana Tax-Free Income Fund is current income exempt from both federal income tax and Louisiana personal income tax. The investment objective of the Mississippi Tax-Free Income Fund is current income exempt from both federal income tax and Mississippi personal income tax. The investment objective of the Value Fund is long-term capital appreciation with a secondary goal of current income. The investment objectives of the Growth Fund, the Quantitative Long/Short Fund, the Burkenroad Small Cap Fund, the Diversified International Fund and the U.S. Small Cap Fund are long-term capital appreciation. The investment objective of the Diversified Income Fund is maximization of current income, with a secondary goal of long-term capital appreciation. The investment objectives of the Core Bond Fund, the Value Fund, the Growth Fund, the Burkenroad Small Cap Fund and the U.S. Small Cap Fund are fundamental and cannot be changed without shareholder approval. The investment objectives of the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Diversified Income Fund, the Quantitative Long/Short Fund and the Diversified International Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will do so only if the Fund's investment adviser believes that the risk of loss outweighs the opportunity to pursue the Fund's investment objective.

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, each Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the Funds' SAI see the back cover of this prospectus). Of course, there is no guarantee that any Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

INVESTMENT ADVISER

Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Holding Company and serves as the investment adviser to the Funds. Hancock Holding Company's family of companies includes Whitney Bank and Hancock Bank, a trade name of Whitney Bank. Hancock Holding Company and its family of companies are collectively referred to as "Hancock." The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2014, the Adviser managed approximately $2.5 billion in assets while the Adviser and Hancock managed approximately $6 billion in assets.

The Adviser makes investment decisions for the Core Bond, Louisiana Tax-Free Income, Mississippi Tax-Free Income, Diversified Income, Value, Growth, Quantitative Long/Short, Burkenroad Small Cap and U.S. Small Cap Funds and continuously reviews, supervises and administers each Fund's respective investment program. In addition, the Adviser oversees the Sub-Adviser to the Diversified International Fund to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following rates:


--------------------------------------------------------------------------------
CORE BOND FUND                                  0.60%
--------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND                  0.60%
--------------------------------------------------------------------------------
MISSISSIPPI TAX-FREE INCOME FUND                0.60%
--------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND                         0.70%
--------------------------------------------------------------------------------
VALUE FUND                                      0.80%
--------------------------------------------------------------------------------
GROWTH FUND                                     0.80%
--------------------------------------------------------------------------------
QUANTITATIVE LONG/SHORT FUND(1)                 1.20%
--------------------------------------------------------------------------------
BURKENROAD SMALL CAP FUND                       0.95%
--------------------------------------------------------------------------------
DIVERSIFIED INTERNATIONAL FUND                  1.00%
--------------------------------------------------------------------------------
U.S. SMALL CAP FUND                             0.80%
--------------------------------------------------------------------------------

(1) The Management Fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance incentive adjustment, resulting in a minimum fee of 0.80% if the Fund's Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund's Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis. The performance adjustment is computed monthly based on the Fund's average daily net assets during the previous 12 months.

The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding dividend and interest expenses on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund, until May 31, 2015:

--------------------------------------------------------------------------------
Core Bond Fund
--------------------------------------------------------------------------------
     Institutional Class                                   0.75%
--------------------------------------------------------------------------------
     Class A                                               1.00%
--------------------------------------------------------------------------------
     Class C                                               1.75%
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund
--------------------------------------------------------------------------------
     Institutional Class                                   0.75%
--------------------------------------------------------------------------------
     Class A                                               1.00%
--------------------------------------------------------------------------------
     Class C                                               1.75%
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund
--------------------------------------------------------------------------------
     Institutional Class                                   0.75%
--------------------------------------------------------------------------------
     Class A                                               1.00%
--------------------------------------------------------------------------------
     Class C                                               1.75%
--------------------------------------------------------------------------------
Diversified Income Fund
--------------------------------------------------------------------------------
     Institutional Class                                   0.90%
--------------------------------------------------------------------------------
     Class A                                               1.15%
--------------------------------------------------------------------------------
     Class C                                               1.90%
--------------------------------------------------------------------------------
Quantitative Long/Short Fund(1)
--------------------------------------------------------------------------------
     Institutional Class                                   1.70%
--------------------------------------------------------------------------------
     Class A                                               1.95%
--------------------------------------------------------------------------------
     Class C                                               2.70%
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund
--------------------------------------------------------------------------------
     Class A                                               1.40%
--------------------------------------------------------------------------------
     Class D                                               1.65%
--------------------------------------------------------------------------------
Diversified International Fund
--------------------------------------------------------------------------------
     Institutional Class                                   1.50%
--------------------------------------------------------------------------------
     Class A                                               1.75%
--------------------------------------------------------------------------------
     Class C                                               2.50%
--------------------------------------------------------------------------------
U.S. Small Cap Fund
--------------------------------------------------------------------------------
     Institutional Class                                   1.10%
--------------------------------------------------------------------------------
     Class A                                               1.35%
--------------------------------------------------------------------------------
     Class C                                               2.10%
--------------------------------------------------------------------------------

(1) Fee reductions and expense reimbursements for the Quantitative Long/Short Fund will be calculated prior to giving effect to any performance incentive adjustment.


The Adviser has voluntarily agreed to reduce its fees and reimburse expenses of the Value Fund and Growth Fund to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses

(collectively, "excluded expenses")), from exceeding the amounts listed in the table below, as a percentage of average daily net assets of the separate class shares of each Fund. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time.

--------------------------------------------------------------------------------
                 Institutional Class      Class A Shares      Class C Shares
                      Shares
--------------------------------------------------------------------------------
Value Fund            1.10%                    1.35%               2.10%
--------------------------------------------------------------------------------
Growth Fund           1.10%                    1.35%               2.10%
--------------------------------------------------------------------------------


If at any point a Fund's total annual fund operating expenses (not including excluded expenses and before giving effect to any performance incentive adjustment for the Quantitative Long/Short Fund) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses and before giving effect to any performance incentive adjustment for the Quantitative Long/Short Fund) and the amounts listed in the tables above, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which the agreement, or any prior agreement, was in place.

For the fiscal year ended January 31, 2014, the Adviser received advisory fees (after fee reductions or fee recoveries) as a percentage of average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
    CORE BOND FUND                                  0.57%
--------------------------------------------------------------------------------
    LOUISIANA TAX-FREE INCOME FUND                  0.16%
--------------------------------------------------------------------------------
    MISSISSIPPI TAX-FREE INCOME FUND                0.40%
--------------------------------------------------------------------------------
    DIVERSIFIED INCOME FUND                         0.61%
--------------------------------------------------------------------------------
    VALUE FUND                                      0.80%
--------------------------------------------------------------------------------
    GROWTH FUND                                     0.80%
--------------------------------------------------------------------------------
    QUANTITATIVE LONG/SHORT FUND                    0.96%
--------------------------------------------------------------------------------
    BURKENROAD SMALL CAP FUND                       0.98%(1)
--------------------------------------------------------------------------------
    DIVERSIFIED INTERNATIONAL FUND                  1.00%
--------------------------------------------------------------------------------
    U.S. SMALL CAP FUND                             0.00%(2)
--------------------------------------------------------------------------------

(1)  Including 0.03% of previously waived fees recovered.

(2) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.



INVESTMENT SUB-ADVISER


EARNEST Partners, LLC ("EARNEST" or the "Sub-Adviser") serves as the investment sub-adviser to the Diversified International Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser, a Delaware limited liability company, was established in 1998 and is independently owned and operated. Paul E. Viera controls EARNEST through Westchester Limited, LLC, which owns greater than 75% of EARNEST. The Sub-Adviser's principal place of business is located at 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. As of March 31, 2014, the Sub-Adviser managed approximately $25 billion in assets.


The Adviser and EARNEST are parties to a sub-advisory agreement dated August 15, 2008 under which EARNEST provides sub-advisory services to the Diversified International Fund. For its services provided pursuant to the Sub-Advisory Agreement, EARNEST receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the Diversified International Fund:

--------------------------------------------------------------------------------
FUND                                          SUB-ADVISORY FEE
--------------------------------------------------------------------------------
Diversified International Fund                0.50% for assets up to
                                              $100 million and 0.45%
                                              for assets over $100
                                              million
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board's (i) approval of the Funds', other than the U.S. Small Cap Fund's, investment advisory agreement with the Adviser and (ii) approval of the Adviser's investment sub-advisory agreement with the Sub-Adviser on behalf of the Diversified International Fund will be available in the Funds' July 31, 2014 Semi-Annual Report to Shareholders, which covers the period from February 1, 2014 to July 31, 2014. A discussion regarding the basis for the Board's approval of the U.S. Small Cap Fund's investment advisory agreement with the Adviser is available in the Funds' January 31, 2014 Annual Report to Shareholders, which covers the period from February 1, 2013 to January 31, 2014.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist of the Adviser and is responsible for overseeing the management of the Core Bond Fund, the Value Fund, the Growth Fund, the Quantitative Long/Short Fund, the Burkenroad Small Cap Fund and the Diversified Income Fund. Prior to joining the Adviser in 1998, Mr. Portwood worked for 10 years as a Chief Investment Officer at First Commerce Corporation. He has more than 42 years of investment experience.

David Lundgren Jr., CFA, serves as Director of Equities and Research of the Adviser and is responsible for the day-to-day management of the Value Fund, Growth Fund, Burkenroad Small Cap Fund and U.S. Small Cap Fund. Prior to joining Hancock in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation. He has more than 24 years of investment experience.

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Core Bond Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund. He is also responsible for the management of the Hancock Horizon Government Money Market Fund, which is offered in separate prospectuses. Prior to joining Hancock in 2005, Mr. Tanguis served as the Senior Fixed Income Manager of Hibernia National Bank from 1987 to 2005. He has more than 27 years of investment experience.

Paula Chastain serves as a portfolio manager for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and has co-managed the Quantitative Long/Short Fund since its inception. Ms. Chastain began working for the Adviser in 1996 and has over 18 years of investment experience.

Jacob Hartl, CFA, serves as a portfolio manager for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and has co-managed the Quantitative Long/Short Fund since its inception. Prior to joining the Adviser in 2008, Mr. Hartl served as a portfolio manager for SunTrust Bank in their Private Wealth Management Group. In addition to portfolio management responsibilities involving equities, bonds and alternative investments, he was a member of the investment group's fixed income strategy committee. His experience also includes analytic and asset allocation responsibilities in Morgan Keegan's Investment Management Consulting Group. Mr. Hartl has over 15 years of investment experience.

Greg Hodlewsky, CFA, serves as an investment director for the Adviser, takes part in the research and analysis for the Hancock Horizon Family of Funds and co-manages the Diversified Income Fund, the Growth Fund and the U.S. Small Cap Fund. Prior to working for the Adviser, Greg served as a partner at CFW Capital, a Kansas City-based investment firm, where he managed portfolios for high net worth clients. Greg has 27 years of investment experience.

Paul E. Viera founded the Sub-Adviser, serves as its CEO and Partner, and has managed the Diversified International Fund since its inception. Mr. Viera developed RETURN PATTERN RECOGNITION[R] and has led the investment efforts of the Sub-Adviser's international product since its inception, including the last 15 years. He has over 34 years of investment experience.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

ADDITIONAL COMPENSATION


Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. Hancock and its affiliates also may receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock serves as custodian to the Funds, and for such services is paid an annual fee, payable from the Funds' assets, of 0.03% of each Fund's average daily net assets.


COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Class A Shares of the Funds are sold subject to a front-end sales charge. Brokerage firms affiliated with Hancock, including Hancock Investment Services, Inc. ("H.I.S., Inc."), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge.


The Trust has adopted a plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows Class C Shares of the Core Bond, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Value, Growth, Quantitative Long/Short, Diversified International and Diversified Income Funds and Class D Shares of the Burkenroad Small Cap Fund to pay distribution and other fees for the sale of its Class C or Class D Shares and for services provided to Class C or Class D shareholders. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

To the extent that Class C or Class D Shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock.

TRANSFER AGENCY SERVICES. Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $20,000 per class per fund for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Class A, Class C and Class D Shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of average daily net assets attributable to Class A, Class C and Class D Shares.

RELATED PERFORMANCE DATA OF THE ADVISER (U.S. SMALL CAP FUND)

The following tables give the performance of actual, fee-paying separate accounts (each, an "Account"), referred to as a "Composite," managed by Hancock Horizon Investments, an unincorporated division of Hancock that includes the Adviser (the "Firm"), that have investment objectives, policies, strategies and risks substantially similar to those of the U.S. Small Cap Fund. Performance information through June 4, 2011 includes Accounts managed by Whitney Bank, which merged with the Firm on June 4, 2011. The Composite does not reflect all of the Firm's assets under management. A complete list and description of the Firm's composites is available upon request. The data illustrates the past performance of the Firm in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE U.S. SMALL CAP FUND.
Performance is historical and does not represent the future performance of the U.S. Small Cap Fund or of the Firm.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the U.S. Small Cap Fund. The Firm claims compliance with GIPS and has prepared and presented this report in compliance with the GIPS standards. The Firm's policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, execution costs, sales loads and account fees paid by the Accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Each Account in the Composite was under management for the entire reporting period in which the Account was included.

The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composite (net of fees) reflects the Firm's applicable account fees and expenses; however, the U.S. Small Cap Fund's fees and expenses are generally expected to be higher than those of the Accounts included in the Composite. If the U.S. Small Cap Fund's fees and expenses had been imposed on the Accounts included in the Composite, the performance shown below would have been lower. The Accounts that are included in the Composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the U.S. Small Cap Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the U.S. Small Cap Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE U.S. SMALL CAP FUND'S OWN PERFORMANCE INFORMATION.
Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

PERFORMANCE INFORMATION FOR THE FIRM'S U.S. SMALL CAP STRATEGY COMPOSITE(1)

(JANUARY 1, 2005 THROUGH DECEMBER 31, 2013)

THE FOLLOWING DATA ILLUSTRATES THE PAST PERFORMANCE OF THE FIRM IN MANAGING SUBSTANTIALLY SIMILAR ACCOUNTS AND DOES NOT REPRESENT THE PERFORMANCE OF THE U.S. SMALL CAP FUND.

---------------------------------------------------------------------------------------
                                       RUSSELL
                                      2000 INDEX
                                     (REFLECTS NO
                                      DEDUCTIONS
                                         FOR                  TOTAL ASSETS
                       TOTAL RETURN     FEES,      NUMBER       AT END OF     PERCENTAGE
        TOTAL RETURN    (GROSS OF      EXPENSES      OF          PERIOD        OF FIRM
YEAR   (NET OF FEES)      FEES)       OR TAXES)  PORTFOLIOS   ($ MILLIONS)     ASSETS
---------------------------------------------------------------------------------------
2013      40.54%         40.73%         38.82%       6            51.67        1.05%
---------------------------------------------------------------------------------------
2012      13.13%         13.28%         16.35%       7            53.82        1.27%
---------------------------------------------------------------------------------------
2011      5.13%          5.36%          -4.18%       8            55.25        2.43%
---------------------------------------------------------------------------------------
2010      24.96%         25.22%         26.85%       8            59.81        2.79%
---------------------------------------------------------------------------------------
2009      17.83%         18.04%         27.17%       5 or fewer   46.16        2.25%
---------------------------------------------------------------------------------------
2008      -30.62%        -30.47%        -33.79%      5 or fewer   18.40        0.88%
---------------------------------------------------------------------------------------
2007      5.22%          5.41%          -1.57%       6            17.77        0.94%
---------------------------------------------------------------------------------------
2006      11.41%         11.58%         18.36%       5 or fewer   13.47        0.77%
---------------------------------------------------------------------------------------
2005      10.35%         10.52%         4.55%        5 or fewer   10.74        0.78%
---------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/2013)

--------------------------------------------------------------------------------
                                 FIRM'S
                              COMPOSITE RETURNS
--------------------------------------------------------------------------------
                                                             RUSSELL 2000
                                                           INDEX (REFLECTS NO
                                                           DEDUCTIONS FOR FEES,
TIME PERIOD               NET OF FEES     GROSS OF FEES    EXPENSES OR TAXES)
--------------------------------------------------------------------------------
1 Year                       40.54%            40.73%           38.82%
--------------------------------------------------------------------------------
5 Years                      19.73%            19.95%           20.08%
--------------------------------------------------------------------------------
Since Inception              10.61%            10.80%            9.30%
  (04/30/04)
--------------------------------------------------------------------------------

(1) The Composite contains fully discretionary equity accounts and for comparison purposes is measured against the Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest capitalization stocks in the Russell 3000 Index. The Composite has a creation date of July 1, 2012 and an inception date of May 1, 2004. For an Account to be included in the Composite, it must reach a market value of $1 million and have cash holdings of less than 10% of its market value. Results are based on fully discretionary accounts under management, including those accounts no longer with the Firm.

     The Firm uses the Modified Dietz formula to calculate monthly Account returns and links these returns geometrically to produce an annual time-weighted rate of return. Composite returns are asset-weighted. Performance results were calculated using settlement date accounting until December 31, 2004. Trade date accounting is used for all periods after December 31, 2004.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class, Class A, Class C and Class D Shares of the Funds.

The Funds offer Class A, Class C and Class D Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. Institutional Class Shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment consulting or similar services, or (ii) have entered into a selling agreement with the distributor to offer Institutional Class Shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Institutional Class Shares are also offered to investment and institutional clients of Horizon Advisers and its affiliates and certain Fund service providers.


The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that the NYSE and Hancock are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when the Federal Reserve is closed.

Each Fund reserves the right to reject any specific purchase order or request to exchange Fund shares. In such cases where a Fund rejects an exchange request, such request will be processed by the Fund as a redemption request. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. "Proper form" means that a Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds investing in such securities may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary, you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.


If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Committee, members of which are appointed by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.

With respect to non-U.S. securities held by a Fund, a Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time a Fund prices its shares, the value a Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the United States, or other relevant information as related to the securities.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, a Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, a Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value.

Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

MINIMUM PURCHASES

To purchase shares for the first time in any Fund, you must invest in any Fund at least $1,000.
Your subsequent investments in any Fund must be made in amounts of at least
$100.

A Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Fund service providers. The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Institutional Class Shares through a no-load network or platform, provided the aggregate value of such accounts invested in Institutional Class Shares is at least $1,000 (or is anticipated by the principal underwriter to reach $1,000) and for plans with assets of at least $1,000.

SYSTEMATIC INVESTMENT PLAN (CLASS A SHARES ONLY)


If you have a checking or savings account with a bank, you may purchase Class A Shares automatically through regular deductions from your account in amounts of at least $100 per month.


PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by a Fund. The Funds reserve the right to amend or terminate this practice at any time.

HOW TO SELL YOUR FUND SHARES


If you own your shares directly, requests to sell shares must be made in writing. Such requests should be mailed to:

Hancock Horizon Funds -- Transfer Agent
2600 Citiplace Drive -- Suite 200
Baton Rouge, LA 70808

Your redemption will be processed the same day it is received in proper form by the transfer agent. Please note that under certain circumstances, described below, a written request to sell shares may also require a signature guarantee. Questions related to selling Fund shares should be directed to the transfer agent at 1-800-990-2434.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.


If you would like to sell $100,000 or more of your shares, send your sale proceeds to a third-party or close an account with a value over $100,000, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the NAV next determined after the Funds receive your request in proper form.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Funds' remaining shareholders the Funds may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.


INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. A Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or as otherwise permitted by the Securities and Exchange Commission (the "SEC"). More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

INSTITUTIONAL CLASS SHARES

You may exchange Institutional Class Shares of any Hancock Horizon Fund for Institutional Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.


Class A shareholders who are eligible to invest in Institutional Class Shares are eligible to exchange their Class A Shares for Institutional Class Shares of the same Fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.


CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:


---------------------------------------------------------------------------------------------------------------------
                                                                     YOUR SALES CHARGE AS A    YOUR SALES CHARGE AS A
                                                                          PERCENTAGE OF             PERCENTAGE OF
FUND                              IF YOUR INVESTMENT IS:                 OFFERING PRICE         YOUR NET INVESTMENT
---------------------------------------------------------------------------------------------------------------------
CORE BOND FUND                    LESS THAN $50,000                           4.00%                  4.17%
LOUISIANA TAX-FREE INCOME         $50,000 BUT LESS THAN $100,000              3.25%                  3.36%
FUND                              $100,000 BUT LESS THAN $250,000             2.50%                  2.56%
MISSISSIPPI TAX-FREE INCOME       $250,000 BUT LESS THAN $500,000             1.75%                  1.78%
FUND                              $500,000 BUT LESS THAN $1,000,000           1.50%                  1.52%
                                  $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND           LESS THAN $50,000                           4.25%                  4.40%
                                  $50,000 BUT LESS THAN $100,000              3.50%                  3.63%
                                  $100,000 BUT LESS THAN $250,000             2.75%                  2.83%
                                  $250,000 BUT LESS THAN $500,000             2.00%                  2.04%
                                  $500,000 BUT LESS THAN $1,000,000           1.75%                  1.78%
                                  $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------
VALUE FUND                        LESS THAN $50,000                           5.25%                  5.54%
GROWTH FUND                       $50,000 BUT LESS THAN $100,000              4.50%                  4.71%
QUANTITATIVE LONG/SHORT FUND      $100,000 BUT LESS THAN $250,000             3.50%                  3.63%
BURKENROAD SMALL CAP FUND         $250,000 BUT LESS THAN $500,000             2.50%                  2.56%
DIVERSIFIED INTERNATIONAL FUND    $500,000 BUT LESS THAN $1,000,000           2.00%                  2.04%
U.S. SMALL CAP FUND               $1,000,000 AND OVER(1)                      0.00%                  0.00%
---------------------------------------------------------------------------------------------------------------------


(1) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to the following deferred sales charges if you redeem your shares within 18 months of purchase: 0.75% on a purchase of $1,000,000 but less than $4,000,000 of Class A Shares; 0.50% on a purchase of $4,000,000 but less than $50 million of Class A Shares; and 0.25% on a purchase of Class A Shares over $50 million.

You may qualify for a reduced sales charge or a sales charge waiver. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your immediate family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

Certain investors may be eligible for a waiver of the front-end sales charge due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;

o    through a H. I. S. , Inc. investment advisory account;

o by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");

o by directors, employees and retirees of Hancock and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;


o    by Trustees and officers of the Trust;


o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;

o Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or distributor; and

o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHT OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Hancock Horizon Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Hancock Horizon Funds you purchased previously that are currently held for: (i) your account; (ii) your spouse's account; (iii) a joint account with your spouse; or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate also may use this right of accumulation. The Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares of one or more Hancock Horizon Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Hancock Horizon Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine purchases of Class A Shares (that are subject to a sales charge) of all Hancock Horizon Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

The Distributor may pay dealers up to 0.75% on aggregate investments of $1,000,000 or more in Class A Shares of one or more Funds. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES


You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. In these circumstances, the offering price of Class A Shares is the NAV. If you purchase $1,000,000 or more of Class A Shares and sell your shares within 18 months after your purchase, you may pay a CDSC of up to 0.75% on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request. The sales charge does not apply to shares you purchase through a fee-based account or trust account or through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

DISTRIBUTION OF FUND SHARES

Each Fund offering Class C Shares or Class D Shares has adopted a distribution plan that allows Class C Shares and Class D Shares of the Fund to pay distribution and/or service fees for the sale and distribution of shares, and for services provided to Class C and Class D shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for Class C Shares and Class D Shares, as a maximum annual percentage of average daily net assets, are 0.75% and 0.25%, respectively.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Diversified International Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although a Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how a Fund uses fair value pricing, see "How the Fund Calculates NAV".

In addition, because the Quantitative Long/Short, Burkenroad Small Cap, Diversified Income and the U.S. Small Cap Funds invest in small and mid-capitalization securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

     o Shareholders are restricted from making more than one (1) "round trip," including exchanges, into or out of a Fund per quarter. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into "information sharing agreements" with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Funds' shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


The Funds, with respect to Class A, Class C and Class D Shares, have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on a Fund's Class A, Class C and Class D Shares' average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by a Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and distributes its net investment income, if any, as follows:


--------------------------------------------------------------------------------
Core Bond Fund                             Monthly
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund             Monthly
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund           Monthly
--------------------------------------------------------------------------------
Diversified Income Fund                    Monthly
--------------------------------------------------------------------------------
Value Fund                                 Quarterly
--------------------------------------------------------------------------------
Growth Fund                                Annually
--------------------------------------------------------------------------------
Quantitative Long/Short Fund               Annually
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                  Annually
--------------------------------------------------------------------------------
Diversified International Fund             Annually
--------------------------------------------------------------------------------
U.S. Small Cap Fund                        Annually
--------------------------------------------------------------------------------


Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds, or your investment professional or institution, written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations. The Funds will notify you as to how much of your distributions, if any, will qualify for the reduced tax rate. Because the Core Bond, Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds do not expect to receive dividend income, you should not expect to receive any distributions that qualify as qualified dividend income from these Funds. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

Because the Diversified International Fund and Diversified Income Fund invest in foreign securities, these Funds may be subject to foreign withholding taxes with respect to dividends or interest they received from sources in foreign countries. The Diversified International and the Diversified Income Funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

The Core Bond Fund intends to distribute primarily ordinary income that will not qualify as qualified dividend income. A portion of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Because the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. In addition, all or a portion of these dividends may be subject to the federal alternative minimum tax.

Although the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds do not seek to realize taxable income or capital gains, these Funds may realize and distribute taxable income or capital gains from time to time as a result of the their normal investment activities. The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds' distribution of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from these Funds' long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The Louisiana Tax-Free Income and the Mississippi Tax-

Free Income Funds' taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for lower tax rates on qualified dividend income.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in a Fund may affect the taxation of your benefits.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares). "Net investment income" for this purpose does not include exempt interest dividends such as those payable by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds.


The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Class Shares, Class A Shares and Class C Shares of the Core Bond Fund, Diversified Income Fund, Value Fund, Growth Fund, Diversified International Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund,
Mississippi Tax-Free Income Fund and U.S. Small Cap Fund, and Class A Shares and Class D Shares of the Burkenroad Small Cap Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years or for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Funds, which is available upon request by calling the Funds at 1-800-990-2434.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,


       NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET          AND UNREALIZED      FROM       FROM NET        FROM          DIVIDENDS
       BEGINNING     INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    NET REALIZED        AND
        OF YEAR       INCOME+       ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
       ---------   --------------   --------------   ----------   ----------   -------------   -------------
CORE BOND FUND
INSTITUTIONAL CLASS SHARES
2014     $16.75        $ 0.33           $(0.33)        $   --       $(0.34)       $   --          $(0.34)
2013      16.62          0.41             0.13           0.54        (0.41)           --           (0.41)
2012      16.01          0.54             0.65           1.19        (0.54)        (0.04)          (0.58)
2011      15.98          0.59             0.06           0.65        (0.59)        (0.03)          (0.62)
2010      15.32          0.65             0.70           1.35        (0.64)        (0.05)          (0.69)
CLASS A SHARES
2014     $16.72        $ 0.29           $(0.34)        $(0.05)      $(0.30)       $   --          $(0.30)
2013      16.58          0.37             0.14           0.51        (0.37)           --           (0.37)
2012      15.98          0.50             0.64           1.14        (0.50)        (0.04)          (0.54)
2011      15.95          0.55             0.06           0.61        (0.55)        (0.03)          (0.58)
2010      15.30          0.60             0.70           1.30        (0.60)        (0.05)          (0.65)
CLASS C SHARES
2014     $16.80        $ 0.17           $(0.35)        $(0.18)      $(0.16)       $   --          $(0.16)
2013      16.67          0.23             0.15           0.38        (0.25)           --           (0.25)
2012      16.06          0.37             0.67           1.04        (0.39)        (0.04)          (0.43)
2011      16.03          0.42             0.07           0.49        (0.43)        (0.03)          (0.46)
2010      15.37          0.49             0.71           1.20        (0.49)        (0.05)          (0.54)


                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS       INCOME       PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING      TO AVERAGE     TURNOVER
  YEAR      RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------
  $16.41       0.01%     $238,482        0.75%         0.78%           2.00%          22%
   16.75       3.27       193,279        0.75          0.80            2.28           24
   16.62       7.59       132,639        0.75          0.83            3.31           26
   16.01       4.10       102,110        0.75          0.86            3.68           20
   15.98       8.99        84,953        0.75          0.87            4.12           14

  $16.37      (0.30)%     $42,652        1.00%         1.03%           1.76%          22%
   16.72       3.08        43,971        1.00          1.05            2.05           24
   16.58       7.27        55,430        1.00          1.08            3.07           26
   15.98       3.86        47,483        1.00          1.11            3.41           20
   15.95       8.67        32,485        1.00          1.12            3.85           14

  $16.46      (1.06)%     $ 2,981        1.75%         1.78%           1.04%          22%
   16.80       2.31         9,633        1.75          1.80            1.22           24
   16.67       6.54         2,311        1.75          1.83            2.24           26
   16.06       3.09           762        1.75          1.86            2.62           20
   16.03       7.89           371        1.75          1.87            3.10           14




+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year or Period
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS     TOTAL       NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM       DIVIDENDS       VALUE,
                 BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      AND          END OF
                 OF PERIOD    INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS      DISTRIBUTIONS    PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------  -------------   ---------
LOUISIANA TAX-FREE INCOME FUND
INSTITUTIONAL CLASS SHARES
2014               $17.35     $ 0.54        $(1.66)       $(1.12)     $ (0.55)       $(0.02)       $(0.57)        $15.66
2013                17.09       0.56          0.27          0.83        (0.55)        (0.02)        (0.57)         17.35
2012#               15.00       0.62          2.03          2.65        (0.55)        (0.01)        (0.56)         17.09
CLASS A SHARES
2014               $17.35     $ 0.50        $(1.67)       $(1.17)     $ (0.51)       $(0.02)       $(0.53)        $15.65
2013                17.08       0.51          0.28          0.79        (0.50)        (0.02)        (0.52)         17.35
2012#               15.00       0.58          2.02          2.60        (0.51)        (0.01)        (0.52)         17.08
CLASS C SHARES
2014(+)            $16.94     $ 0.41        $(1.31)       $(0.90)     $ (0.37)       $(0.02)       $(0.39)        $15.65



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
 RETURN++ PERIOD (000)  NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------- -----------  -----------  ------------------  --------------  ---------
  (6.44)%    $ 4,841       0.75%            1.21%             3.38%         3%
   4.90        6,623       0.75             1.12              3.24          1
  17.98(1)     3,758       0.75             2.16              3.85          6(1)

  (6.73)%    $ 8,069       1.00%            1.44%             3.10%         3%
   4.71       13,314       1.00             1.37              2.98          1
  17.65(1)     6,899       1.00             2.28              3.60          6(1)

  (5.22)%(1) $    --         --%(2)           --%(2)          4.00%         3%(3)



# Commenced operations February 1, 2011. Ratios for the period have been annualized.
(+)  Commenced operations May 31, 2013. Ratios for the period have been annualized.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.
(1) Total return and portfolio turnover are for the period indicated and have not been annualized.
(2) Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)  Portfolio turnover is for the Fund for the full year.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year or Period
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS                NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM                      VALUE,
                 BEGINNING  INVESTMENT GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      TOTAL       END OF
                 OF PERIOD   INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS         DIVIDENDS     PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------    ---------   ---------
MISSISSIPPI TAX-FREE INCOME FUND
INSTITUTIONAL CLASS SHARES
2014               $17.21     $ 0.53        $(1.61)       $(1.08)     $ (0.54)       $(0.08)       $(0.62)        $15.51
2013                17.01       0.57          0.24          0.81        (0.56)        (0.05)        (0.61)         17.21
2012#               15.00       0.60          1.95          2.55        (0.53)        (0.01)        (0.54)         17.01
CLASS A SHARES
2014               $17.21     $ 0.50        $(1.62)       $(1.12)     $ (0.50)       $(0.08)       $(0.58)        $15.51
2013                17.01       0.52          0.24          0.76        (0.51)        (0.05)        (0.56)         17.21
2012#               15.00       0.57          1.95          2.52        (0.50)        (0.01)        (0.51)         17.01
CLASS C SHARES
2014(+)            $16.86     $ 0.41        $(1.32)       $(0.91)     $ (0.36)       $(0.08)       $(0.44)        $15.51



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++  PERIOD (000) NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------
 (6.28)%     $ 7,943       0.75%            0.97%             3.34%         5%
   4.81        8,369       0.75             0.91              3.31          7
  17.32(1)     7,200       0.75             1.31              3.78         22(1)

  (6.51)%    $18,381       1.00%            1.20%             3.07%         5%
   4.55       37,101       1.00             1.16              3.05          7
  17.07(1)    23,229       1.00             1.50              3.53         22(1)

  (5.34)%(1) $    --         --%(2)           --%(2)          3.97%         5%(3)


# Commenced operations February 1, 2011. Ratios for the period have been annualized.
(+)  Commenced operations May 31, 2013. Ratios for the period have been annualized.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.
(1) Total return and portfolio turnover are for the period indicated and have not been annualized.
(2) Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)  Portfolio turnover is for the Fund for the full year.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year or Period
For the Years or Period Ended January 31,



                 NET ASSET               NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS                 NET ASSET
                   VALUE,       NET     AND UNREALIZED     FROM       FROM NET        FROM                       VALUE,
                 BEGINNING  INVESTMENT   GAINS (LOSSES)  INVESTMENT   INVESTMENT   NET REALIZED      TOTAL       END OF
                 OF PERIOD     INCOME+   ON INVESTMENTS  OPERATIONS     INCOME        GAINS        DIVIDENDS    PERIOD
                 ---------  ----------  --------------  ----------  ------------ -------------  -------------   ---------
DIVERSIFIED INCOME FUND
INSTITUTIONAL CLASS SHARES
2014               $15.50      $0.77        $(0.01)        $0.76       $(0.76)       $(0.01)      $(0.77)        $15.49
2013#               15.00       0.18          0.48          0.66        (0.16)           --        (0.16)         15.50
CLASS A SHARES
2014               $15.50      $0.74        $   --         $0.74       $(0.73)       $(0.01)      $(0.74)        $15.50
2013#               15.00       0.23          0.42          0.65        (0.15)       $   --        (0.15)         15.50
CLASS C SHARES
2014               $15.50      $0.60        $ 0.01         $0.61       $(0.62)       $(0.01)      $(0.63)        $15.48
2013#               15.00       0.17          0.45          0.62        (0.12)       $   --        (0.12)         15.50



                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING          INCOME       PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++  PERIOD (000)  NET ASSETS    REIMBURSEMENTS)     NET ASSETS       RATE++
--------  -----------  -----------  ------------------  --------------  ---------
  5.06%     $53,949       0.90%            0.98%             4.98%        74%
  4.44       33,018       0.90             2.77              3.33          9

  4.87%     $10,931       1.15%            1.23%             4.74%        74%
  4.37        3,757       1.15             4.56              4.34          9

  4.00%      $1,180       1.90%            1.99%             3.89%        74%
  4.16          312       1.90             5.38              3.20          9



# Commenced operations on September 26, 2012. Ratios for the period have been annualized.
+   Per share data calculated using average shares method.
++ Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and has not been annualized.

    Amounts designated as "--" represents less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,



       NET ASSET                     NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS       TOTAL
         VALUE,        NET          AND UNREALIZED      FROM       FROM NET         FROM         DIVIDENDS
       BEGINNING     INVESTMENT         GAINS        INVESTMENT   INVESTMENT    NET REALIZED        AND
        OF YEAR    INCOME (LOSS)+   ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
       ---------   --------------   --------------   ----------   ----------   -------------   -------------
VALUE FUND
INSTITUTIONAL CLASS SHARES
2014     $24.37        $ 0.23           $ 5.82         $ 6.05       $(0.31)       $(2.54)         $(2.85)
2013      21.31          0.27             2.98           3.25        (0.19)           --           (0.19)
2012      21.19          0.30             0.13           0.43        (0.31)           --           (0.31)
2011      17.48          0.26             3.70           3.96        (0.25)           --           (0.25)
2010      15.37          0.25             2.11           2.36        (0.25)           --           (0.25)
CLASS A SHARES
2014     $24.28        $ 0.16           $ 5.79         $ 5.95       $(0.24)       $(2.54)         $(2.78)
2013      21.23          0.22             2.97           3.19        (0.14)           --           (0.14)
2012      21.11          0.25             0.12           0.37        (0.25)           --           (0.25)
2011      17.42          0.21             3.69           3.90        (0.21)           --           (0.21)
2010      15.31          0.21             2.11           2.32        (0.21)           --           (0.21)
CLASS C SHARES
2014     $23.74        $(0.07)          $ 5.67         $ 5.60       $(0.07)        $(2.54)        $(2.61)
2013      20.80          0.05             2.91           2.96        (0.02)           --           (0.02)
2012      20.69          0.09             0.12           0.21        (0.10)           --           (0.10)
2011      17.07          0.06             3.63           3.69        (0.07)           --           (0.07)
2010      15.02          0.08             2.06           2.14        (0.09)           --           (0.09)




                                                     RATIO OF
                                                   EXPENSES TO      RATIO OF
NET ASSET                              RATIO OF      AVERAGE     NET INVESTMENT
  VALUE,               NET ASSETS,   EXPENSES TO    NET ASSETS    INCOME (LOSS)   PORTFOLIO
  END OF      TOTAL       END OF       AVERAGE      (EXCLUDING      TO AVERAGE     TURNOVER
  YEAR      RETURN++    YEAR (000)    NET ASSETS     WAIVERS)      NET ASSETS        RATE
---------   --------   -----------   -----------   -----------   --------------   ---------
  $27.57      24.95%    $132,625        0.99%         0.99%           0.82%          65%
   24.37      15.36      112,163        1.01          1.01            1.22           71
   21.31       2.05       95,450        1.03          1.03            1.44           63
   21.19      22.83       77,828        1.05          1.05            1.34           82
   17.48      15.51       65,625        1.06          1.06            1.53           85

  $27.45      24.61%    $ 51,687        1.24%         1.24%           0.57%          65%
   24.28      15.10       49,081        1.26          1.26            0.99           71
   21.23       1.80       66,167        1.28          1.28            1.17           63
   21.11      22.49       70,420        1.30          1.30            1.09           82
   17.42      15.29       57,599        1.31          1.31            1.26           85

  $26.73      23.62%    $  1,127        1.98%         1.98%          (0.29)%         65%
   23.74      14.26        4,823        2.01          2.01            0.22           71
   20.80       1.04        4,994        2.03          2.03            0.43           63
   20.69      21.62        4,920        2.05          2.05            0.34           82
   17.07      14.34        4,439        2.06          2.06            0.52           85

+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,




                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS  DISTRIBUTIONS      TOTAL
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET        FROM        DIVIDENDS
                    BEGINNING    INVESTMENT         GAINS      INVESTMENT  INVESTMENT   NET REALIZED       AND
                     OF YEAR   INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
                    ---------  --------------  --------------  ----------  ----------  -------------  -------------
GROWTH FUND
INSTITUTIONAL CLASS SHARES
2014                  $19.40       $ 0.03          $ 4.19        $ 4.22       $(0.02)       $(4.01)        $(4.03)
2013                   16.87         0.09            2.53          2.62        (0.09)           --          (0.09)
2012                   16.28        (0.01)           0.60          0.59           --            --             --
2011                   12.86         0.01            3.41          3.42           --            --             --
2010                   10.39         0.02            2.45          2.47           --            --             --
CLASS A SHARES
2014                  $18.86       $(0.02)         $ 4.07        $ 4.05       $   --        $(4.01)        $(4.01)
2013                   16.41         0.05            2.45          2.50        (0.05)           --          (0.05)
2012                   15.87        (0.05)           0.59          0.54           --            --             --
2011                   12.57        (0.02)           3.32          3.30           --            --             --
2010                   10.18        (0.01)           2.40          2.39           --            --             --
CLASS C SHARES
2014                  $17.17       $(0.16)         $ 3.69        $ 3.53       $   --        $(4.01)        $(4.01)
2013                   15.01        (0.08)           2.24          2.16           --            --             --
2012                   14.63        (0.15)           0.53          0.38           --            --             --
2011                   11.68        (0.12)           3.07          2.95           --            --             --
2010                    9.52        (0.09)           2.25          2.16           --            --             --




                                                  RATIO OF
                                                 EXPENSES TO
                                                  AVERAGE
                                                 NET ASSETS
                                                 (EXCLUDING      RATIO OF
NET ASSET                             RATIO OF     WAIVERS    NET INVESTMENT
  VALUE,               NET ASSETS,  EXPENSES TO    AND/0R      INCOME (LOSS)  PORTFOLIO
  END OF      TOTAL       END OF      AVERAGE     RECAPTURED     TO AVERAGE     TURNOVER
   YEAR      RETURN++   YEAR (000)   NET ASSETS      FEES)      NET ASSETS       RATE
---------   ---------  -----------  -----------  -----------  --------------  ---------
  $19.59      22.17%    $109,022       1.01%        1.01%          0.16%         94%
   19.40      15.54      110,640       1.03         1.03           0.49          84
   16.87       3.62       64,758       1.07(1)      1.06          (0.08)         86
   16.28      26.59       52,801       1.10         1.10           0.09          81
   12.86      23.81       43,499       1.10         1.12           0.15          87

  $18.90      21.91%    $ 24,614       1.26%        1.26%         (0.09)%        94%
   18.86      15.22       23,581       1.28         1.28           0.27          84
   16.41       3.40       30,045       1.32(1)      1.31          (0.33)         86
   15.87      26.25       29,942       1.35         1.35          (0.16)         81
   12.57      23.48       22,987       1.35         1.37          (0.11)         87

  $16.69      22.01%    $    540       2.01%        2.01%         (0.85)%        94%
   17.17      14.39          456       2.03         2.03          (0.52)         84
   15.01       2.60          424       2.04(1)      2.06          (1.05)         86
   14.63      25.26          447       2.10         2.10          (0.92)         81
   11.68      22.69          354       2.10         2.12          (0.83)         87


(1) Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charges.

     Amounts designated as "_" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,



                    NET ASSET      NET      NET REALIZED      TOTAL     DIVIDENDS  DISTRIBUTIONS     TOTAL      NET ASSET
                      VALUE,   INVESTMENT  AND UNREALIZED     FROM      FROM NET     FROM NET      DIVIDENDS      VALUE,
                    BEGINNING    INCOME         GAINS       INVESTMENT  INVESTMENT    REALIZED         AND         END OF
                    OF YEAR      (LOSS)+    ON INVESTMENTS  OPERATIONS    INCOME       GAINS       DISTRIBUTIONS    YEAR
                    ---------  ----------  --------------  ----------  ----------  -------------  ------------- ---------
QUANTITATIVE LONG/SHORT FUND
INSTITUTIONAL CLASS SHARES
2014                 $17.59      $(0.05)       $ 2.84        $ 2.79      $(0.03)      $(3.29)        $(3.22)       $17.06
2013                  15.88        0.03          1.68          1.71          --           --             --         17.59
2012                  15.37       (0.11)         0.62          0.51          --           --             --         15.88
2011                  12.17       (0.05)         3.25          3.20          --           --             --         15.37
2010                  11.33       (0.10)         0.94          0.84          --           --             --         12.17
CLASS A SHARES
2014                 $17.41      $(0.10)       $ 2.81        $ 2.71      $   --       $(3.29)        $(3.29)       $16.83
2013                  15.75       (0.01)         1.67          1.66          --           --             --         17.41
2012                  15.29       (0.15)         0.61          0.46          --           --             --         15.75
2011                  12.13       (0.08)         3.24          3.16          --           --             --         15.29
2010                  11.33       (0.13)         0.93          0.80          --           --             --         12.13
CLASS C SHARES
2014                 $16.85      $(0.24)       $ 2.72        $ 2.48      $   --       $(3.29)        $(3.29)       $16.04
2013                  15.36       (0.14)         1.63          1.49          --           --             --         16.85
2012                  15.02       (0.26)         0.60          0.34          --           --             --         15.36
2011                  12.01       (0.18)         3.19          3.01          --           --             --         15.02
2010                  11.29       (0.22)         0.94          0.72          --           --             --         12.01









                                                   RATIO OF
                                                EXPENSES TO
                                                 AVERAGE NET
                                              ASSETS (EXCLUDING        RATIO OF
                             RATIO OF             WAIVERS           NET INVESTMENT
           NET ASSETS,     EXPENSES TO           AND/OR              INCOME/(LOSS)      PORTFOLIO
  TOTAL      END OF        AVERAGE NET          RECAPTURED           TO AVERAGE         TURNOVER
RETURN++   YEAR (000)        ASSETS               FEES)              NET ASSETS          RATE
--------  ------------  -----------------  --------------------    --------------       ---------
  15.97%     $52,055       1.61%(1,3)              1.61%               (0.24)%          223%
  10.77       49,029       1.65(1,2,3)             1.57                 0.17            107
   3.32       37,938       2.03(1,2,3)             1.96                (0.70)            86
  26.29       26,518       1.75(1,2,3)             1.75                (0.35)           129
   7.41       15,922       1.92(1,3)               2.36                (0.86)           135

  15.70%     $18,640       1.88%(1,3)              1.88%               (0.54)%          223%
  10.54        4,993       1.89(1,2,3)             1.83                (0.07)           107
   3.01        5,027       2.29(1,2,3)             2.22                (0.96)            86
  26.05        3,960       2.00(1,2,3)             2.00                (0.60)           129
   7.06        2,759       2.17(1,3)               2.61                (1.11)           135

  14.82%     $   631       2.63%(1,3)              2.63%               (1.32)%          223%
   9.70           21       2.69(1,2,3)             2.60                (0.92)           107
   2.26           34       3.04(1,2,3)             2.97                (1.70)            86
  25.06           14       2.75(1,2,3)             2.75                (1.36)           129
   6.38           11       2.92(1,3)               3.36                (1.86)           135


(1) Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund's average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2014, 2013, 2012, 2011, and 2010 was 0.96%, 0.90%, 1.41%, 0.99% and 1.07%,
     respectively. Expense limitations are applied before giving effect to performance incentive adjustments.
(2) Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3) Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:


              INSTITUTIONAL CLASS SHARES      CLASS A SHARES      CLASS C SHARES
    2014                1.21%                      1.48%               2.23%
    2013                1.27%                      1.51%               2.31%
    2012                1.88%                      2.14%               2.89%
    2011                1.49%                      1.74%               2.49%
    2010                1.57%                      1.82%               2.57%


+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charge.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,



                 NET ASSET      NET       NET REALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS    TOTAL      NET ASSET
                   VALUE,    INVESTMENT  AND UNREALIZED     FROM       FROM NET        FROM      DIVIDENDS      VALUE,
                 BEGINNING    INCOME         GAINS       INVESTMENT   INVESTMENT   NET REALIZED      AND         END OF
                  OF YEAR     (LOSS)+    ON INVESTMENTS  OPERATIONS     INCOME        GAINS     DISTRIBUTIONS    YEAR
                 ---------  ----------  --------------  ----------  ------------ -------------  ------------- ---------
BURKENROAD SMALL CAP FUND
CLASS A SHARES
2014              $44.64     $(0.30)        $11.44        $11.14       $   --        $(0.21)       $(0.21)      $55.57
2013               38.02       0.61           6.93          7.54        (0.54)        (0.38)        (0.92)       44.64
2012               36.84      (0.04)          3.99          3.95           --         (2.77)        (2.77)       38.02
2011               28.92       0.09           8.23          8.32        (0.17)        (0.23)        (0.40)       36.84
2010               21.42      (0.01)          7.51          7.50           --            --            --        28.92
CLASS D SHARES
2014              $43.66     $(0.42)        $11.19        $10.77       $   --        $(0.21)        $(0.21)     $54.22
2013               37.21       0.43           6.85          7.28        (0.45)        (0.38)         (0.83)      43.66
2012               36.20      (0.13)          3.91          3.78           --         (2.77)         (2.77)      37.21
2011               28.44       0.02           8.07          8.09        (0.10)        (0.23)         (0.33)      36.20
2010               21.12      (0.08)          7.40          7.32           --            --             --       28.44


                                         RATIO OF
                                        EXPENSES TO        RATIO OF
                         RATIO OF   AVERAGE NET ASSETS  NET INVESTMENT
          NET ASSETS,  EXPENSES TO      (EXCLUDING       INCOME (LOSS)   PORTFOLIO
  TOTAL      END OF      AVERAGE      WAIVERS AND/OR      TO AVERAGE     TURNOVER
RETURN++   YEAR (000)   NET ASSETS    RECAPTURED FEES)     NET ASSETS       RATE
--------  -----------  -----------  ------------------  --------------  ---------


24.97%     $628,798      1.40%(2)         1.37%             (0.58)%         28%
20.04       216,757      1.40             1.42               1.50(1)        37
11.39        82,735      1.40             1.48              (0.10)          25
28.78        51,688      1.40             1.53               0.29           23
35.01        39,901      1.40             1.58              (0.05)          20


24.68%      $46,714      1.65%(2)         1.62%             (0.83)%         28%
19.76        16,973      1.65             1.67               1.09(1)        37
11.12        10,818      1.65             1.73              (0.36)          25
28.44         8,531      1.65             1.78               0.07           23
34.66         6,402      1.65             1.83              (0.30)          20




(1)  For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and $0.37 for Class A and Class D, respectively.
(2) Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
+    Per share data is calculated using average shares method.
++   Total return excludes applicable sales charge.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,


                                                                                        DISTRIBUTION
                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS       FROM        TOTAL       NET ASSET
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET         NET      DIVIDENDS       VALUE,
                    BEGINNING    INVESTMENT    GAINS (LOSSES)  INVESTMENT  INVESTMENT     REALIZED       AND          END OF
                    OF YEAR    INCOME (LOSS)+  ON INVESTMENTS  OPERATIONS    INCOME        GAINS     DISTRIBUTIONS     YEAR
                    ---------  --------------  --------------  ----------  ----------  ------------- -------------   --------
DIVERSIFIED INTERNATIONAL FUND
INSTITUTIONAL CLASS SHARES
2014                  $21.28       $ 0.14          $ 0.28        $ 0.42      $(0.12)      $(0.03)      $(0.15)       $21.55
2013                   18.59         0.11            2.79          2.90       (0.08)       (0.13)       (0.21)        21.28
2012                   20.68         0.18           (2.03)        (1.85)      (0.12)       (0.12)       (0.24)        18.59
2011                   17.11         0.05            3.65          3.70       (0.07)       (0.06)       (0.13)        20.68
2010                   10.38         0.07            6.75          6.82       (0.09)          --        (0.09)        17.11
CLASS A SHARES
2014                  $21.21       $ 0.10          $ 0.25        $ 0.35      $(0.06)      $(0.03)      $(0.09)       $21.47
2013                   18.53         0.07            2.78          2.85       (0.04)       (0.13)       (0.17)        21.21
2012                   20.64         0.27           (2.17)        (1.90)      (0.09)       (0.12)       (0.21)        18.53
2011                   17.09        (0.02)           3.67          3.65       (0.04)       (0.06)       (0.10)        20.64
2010                   10.38         0.01            6.76          6.77       (0.06)          --        (0.06)        17.09
CLASS C SHARES
2014                  $20.81       $(0.02)         $ 0.21        $ 0.19      $   --       $(0.03)      $(0.03)       $20.97
2013                   18.30        (0.07)           2.71          2.64          --        (0.13)       (0.13)        20.81
2012                   20.42         0.09           (2.09)        (2.00)         --        (0.12)       (0.12)        18.30
2011                   17.00        (0.16)           3.64          3.48          --        (0.06)       (0.06)        20.42
2010                   10.37        (0.23)           6.86          6.63          --           --           --         17.00

                                      RATIO OF
                                      EXPENSES
                                         TO
                                      AVERAGE
                                     NET ASSETS
                                     (EXCLUDING       RATIO OF
                          RATIO OF    WAIVERS      NET INVESTMENT
           NET ASSETS,   EXPENSES TO  AND/OR        INCOME (LOSS)  PORTFOLIO
  TOTAL      END OF       AVERAGE    RECAPTURED      TO AVERAGE     TURNOVER
RETURN++    YEAR (000)   NET ASSETS    FEES)         NET ASSETS      RATE
--------  ------------  -----------  -----------  --------------  ---------

   1.91%     $297,393      1.22%        1.22%          0.67%         19%
  15.68       260,248      1.25         1.25           0.59          12
  (8.87)      155,340      1.37(1)      1.32           0.96           9
  21.64        56,666      1.50(1)      1.50           0.25           3
  65.63        29,506      1.50         1.73           0.49          42

   1.63%     $ 46,364      1.47%        1.47%          0.49%         19%
  15.42        47,075      1.50         1.50           0.40          12
  (9.13)       27,192      1.65(1)      1.57           1.38           9
  21.36        17,980      1.75(1)      1.75          (0.12)          3
  65.23         6,354      1.75         1.98           0.08          42

   0.90%     $    183      2.21%        2.21%         (0.08)%        19%
  14.48           307      2.25         2.25          (0.39)         12
  (9.76)          221      2.39(1)      2.32           0.44           9
  20.48           170      2.50(1)      2.50          (0.87)          3
  63.96            11      2.50         2.73          (1.37)         42

(1) Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
+    Per share data calculated using average shares method.
++   Total return excludes applicable sales charge.

Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,


                                                                                        DISTRIBUTION
                    NET ASSET                   NET REALIZED      TOTAL     DIVIDENDS       FROM        TOTAL       NET ASSET
                      VALUE,         NET       AND UNREALIZED     FROM      FROM NET         NET      DIVIDENDS       VALUE,
                    BEGINNING    INVESTMENT         LOSSES     INVESTMENT  INVESTMENT     REALIZED       AND          END OF
                    OF PERIOD       LOSS+      ON INVESTMENTS  OPERATIONS    INCOME        GAINS     DISTRIBUTIONS    PERIOD
                    ---------  --------------  --------------  ----------  ----------  ------------- -------------   --------
U.S. SMALL CAP FUND
INSTITUTIONAL CLASS SHARES
2014*                 $15.00       $(0.01)         $(0.67)        $(0.68)      $   --      $   --      $   --          $14.32
CLASS A SHARES
2014*                 $15.00       $(0.01)         $(0.67)        $(0.68)      $   --      $   --      $   --          $14.32
CLASS C SHARES
2014*                 $15.00       $   --          $(0.68)        $(0.68)      $   --      $   --      $   --          $14.32

                                      RATIO OF
                                      EXPENSES
                                         TO
                                      AVERAGE
                                     NET ASSETS
                                     (EXCLUDING        RATIO OF
                          RATIO OF    WAIVERS        NET INVESTMENT
           NET ASSETS,   EXPENSES TO    AND/          INCOME (LOSS)   PORTFOLIO
  TOTAL      END OF       AVERAGE        OR            TO AVERAGE     TURNOVER
RETURN++  PERIOD (000)   NET ASSETS REIMBURSEMENTS)   NET ASSETS        RATE++
--------  ------------  ----------- --------------  --------------    ---------

(4.53)%      $   78       1.10%         n/m          (0.61)%          4%

(4.53)%      $  586       1.31%         n/m          (0.71)%          4%

(4.53)%      $   --       0.12%(1)      n/m           0.36%           4%


* Commenced operations December 31, 2013. Ratios for the period have been annualized.
+     Per share data calculated using average shares method.
++ Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1) Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 2.10%.
n/m - Not meaningful. Ratio is not meaningful due to low level of net assets.

      Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

INVESTMENT SUB-ADVISER (DIVERSIFIED INTERNATIONAL FUND)

EARNEST Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103


More information about each Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2014 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 200
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-001-0700

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2014


                  HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
                                (TICKER: HHAXX)

                                 CLASS A SHARES

                                   ADVISED BY
                                HORIZON ADVISERS

            (AN UNINCORPORATED DIVISION OF HANCOCK HOLDING COMPANY)


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGY ..............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  3
     INVESTMENT ADVISER .........................................  3
     PORTFOLIO MANAGER ..........................................  3
     PURCHASE AND SALE OF FUND SHARES ...........................  4
     TAX INFORMATION ............................................  4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
     INTERMEDIARIES .............................................  4
MORE INFORMATION ABOUT RISK .....................................  5
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  5
INVESTMENT ADVISER ..............................................  6
PORTFOLIO MANAGER ...............................................  6
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................  8
DISTRIBUTION OF FUND SHARES .....................................  11
OTHER POLICIES ..................................................  11
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  12
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  13
DIVIDENDS AND DISTRIBUTIONS .....................................  13
TAXES ...........................................................  14
FINANCIAL HIGHLIGHTS ............................................  15
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................  Back Cover

HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Government Money Market Fund (the "Government Money Market Fund" or the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                            CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees                                                  0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                                  0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses                                    0.18%
                                                                 -----
--------------------------------------------------------------------------------
Total Other Expenses                                             0.43%
                                                                 -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                          1.08%
--------------------------------------------------------------------------------


(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.08% of the Fund's Class A Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $110        $343         $595         $1,317
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.


The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the value of a security will decline due to rising interest rates.


CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Class A Shares' performance from year to year and by showing the Fund's Class A Shares' average annual total returns for 1, 5 and 10 years and since inception.
 Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              2004         0.29%
                              2005         2.01%
                              2006         3.81%
                              2007         3.75%
                              2008         0.83%
                              2009         0.01%
                              2010         0.01%
                              2011         0.01%
                              2012         0.01%
                              2013         0.01%



                         BEST QUARTER      WORST QUARTER
                            1.03%             (0.00%)
                         (12/31/06)        (03/31/10)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013


-----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
GOVERNMENT MONEY MARKET FUND -- CLASS A SHARES      1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
-----------------------------------------------------------------------------------------------------------------
FUND RETURNS                                         0.01%       0.01%        1.06%             1.28%
-----------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

To purchase Class A Shares of the Fund for the first time, you must invest at least $1,000. Subsequent investments in the Fund must be made in amounts of at least $50.


For Hancock (as defined below) customers investing in Class A Shares of the Fund through a cash management account, Hancock may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.


The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.


FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates.


MORE INFORMATION ABOUT FUND INVESTMENTS


The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus) and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; and (iv) obligations of foreign governments.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The portfolio information described above can be found on the internet at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER


Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Holding Company and serves as the investment adviser to the Funds. Hancock Holding Company's family of companies includes Whitney Bank and Hancock Bank, a trade name of Whitney Bank. Hancock Holding Company and its family of companies are collectively referred to as "Hancock." The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2014, the Adviser managed approximately $2.5 billion in assets while the Adviser and Hancock managed approximately $6 billion in assets.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.08% of the Fund's Class A Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01% . For the fiscal year ended January 31, 2014, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2014, which covers the period from February 1, 2014 to July 31, 2014.


PORTFOLIO MANAGER


Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 27 years of investment experience.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION


Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12B-1) FEES. The Trust has adopted a plan under Rule 12b-1 under the 1940 Act, as amended, that allows Class A Shares of the Fund to pay distribution and other fees for the sale of its Class A Shares and for services provided to Class A shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

To the extent that Class A Shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to Class A Shares.

H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock.

TRANSFER AGENCY SERVICES. Hancock serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.


SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Fund. The Fund offers Class A Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. You may be eligible to purchase other classes of shares of the Fund, which are offered in separate prospectuses. However, you may only purchase a class of shares that your financial institution or investment professional sells or services. Your financial institution or investment professional can tell you which class of shares is available to you.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.


For information regarding the federal income tax consequences of transactions in shares of the Fund see "Taxes."


HOW TO PURCHASE FUND SHARES

You may purchase shares on any day that Hancock and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


MINIMUM PURCHASES

The minimum investment in Class A Shares of the Fund for the first time is $1,000. Subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.


The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE

("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY SALES OF SHARES


If an investor's account balance drops below $1,000 or the minimum level required by your cash management agreement with Hancock because of redemptions, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.


SUSPENSION OF RIGHT TO SELL SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.


When you exchange shares, you are really selling your shares and buying other fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Class A Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution and/or service fee for Class A Shares of the Fund is 0.25%.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.


The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Class A Shares' average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,



          NET                    NET REALIZED                     DIVIDENDS
         ASSET                       AND           TOTAL            FROM
         VALUE,       NET         UNREALIZED        FROM             NET
       BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT       INVESTMENT        TOTAL
        OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS         INCOME        DIVIDENDS
---------------------------------------------------------------------------------------------
CLASS A SHARES
2014     $ 1.00       $  --           $ --           $  --           $   --           $ --
2013     $ 1.00       $  --           $ --           $  --           $   --           $ --
2012     $ 1.00       $  --           $ --           $  --           $   --           $ --
2011     $ 1.00       $  --           $ --           $  --           $   --           $ --
2010     $ 1.00       $  --           $ --           $  --           $   --           $ --




                                                    RATIO OF
                                                    EXPENSES
                                                   TO AVERAGE    RATIO OF
         NET                 NET                    NET ASSETS     NET
        ASSET              ASSETS,     RATIO OF    (EXCLUDING   INVESTMENT
        VALUE,               END       EXPENSES     WAIVERS      INCOME     PORTFOLIO
         END      TOTAL    OF YEAR    TO AVERAGE     AND/OR     TO AVERAGE   TURNOVER
      OF YEAR    RETURN     (000)     NET ASSETS REIMBURSEMENTS) NET ASSETS    RATE
--------------------------------------------------------------------------------------
CLASS A SHARES
2014    $ 1.00    0.01%   $ 242,158      0.09%        1.08%        0.01%        n/a
2013    $ 1.00    0.01%   $ 351,108      0.15%        1.08%        0.01%        n/a
2012    $ 1.00    0.01%   $ 295,004      0.13%        1.09%        0.01%        n/a
2011    $ 1.00    0.01%   $ 298,165      0.25%        1.12%        0.01%        n/a
2010    $ 1.00    0.01%   $ 271,739      0.41%        1.11%        0.01%        n/a





Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2014 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 200
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-004-0700

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2014


                  HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
                                (TICKER: HTRXX)

                           INSTITUTIONAL CLASS SHARES

                                   ADVISED BY
                                HORIZON ADVISERS

            (AN UNINCORPORATED DIVISION OF HANCOCK HOLDING COMPANY)


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGY ..............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  2
     INVESTMENT ADVISER .........................................  3
     PORTFOLIO MANAGER ..........................................  3
     PURCHASE AND SALE OF FUND SHARES ...........................  3
     TAX INFORMATION ............................................  4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ........................................  4
MORE INFORMATION ABOUT RISK .....................................  5
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  5
INVESTMENT ADVISER ..............................................  6
PORTFOLIO MANAGER ...............................................  6
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..................  8
OTHER POLICIES ..................................................  10
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  12
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  12
DIVIDENDS AND DISTRIBUTIONS .....................................  13
TAXES ...........................................................  13
FINANCIAL HIGHLIGHTS ............................................  14
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................  Back Cover

HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Government Money Market Fund (the "Government Money Market Fund" or the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                             0.40%
--------------------------------------------------------------------------------
Other Expenses                                              0.18%
                                                            -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     0.58%
--------------------------------------------------------------------------------


(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.58% of the Fund's Institutional Class Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $59         $186         $324           $726
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.


The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the value of a security will decline due to rising interest rates.


CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Class Shares' performance from year to year and by showing the Fund's Institutional Class Shares' average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods. Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.


                              2004         0.72%
                              2005         2.52%
                              2006         4.33%
                              2007         4.27%
                              2008         1.26%
                              2009         0.01%
                              2010         0.01%
                              2011         0.01%
                              2012         0.01%
                              2013         0.01%

                         BEST QUARTER      WORST QUARTER
                             1.16%             0.00%
                         (12/31/2006)      (3/31/2010)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL CLASS                                                  SINCE INCEPTION
SHARES                                                        1 YEAR      5 YEARS      10 YEARS       (MAY 31, 2000)
------------------------------------------------------------------------------------------------------------------------------------
FUND RETURNS                                                   0.01%       0.01%        1.30%              1.58%
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The Fund offers Institutional Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts.

The Fund's shares are redeemable. If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.


FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates.


MORE INFORMATION ABOUT FUND INVESTMENTS


The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus) and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; and (iv) obligations of foreign governments.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The portfolio information described above can be found on the internet at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER


Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Holding Company and serves as the investment adviser to the Funds. Hancock Holding Company's family of companies includes Whitney Bank and Hancock Bank, a trade name of Whitney Bank. Hancock Holding Company and its family of companies are collectively referred to as "Hancock." The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2014, the Adviser managed approximately $2.5 billion in assets while the Adviser and Hancock managed approximately $6 billion in assets.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.58% of the Fund's Institutional Class Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01% . For the fiscal year ended January 31, 2014, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2014, which covers the period from February 1, 2014 to July 31, 2014.



PORTFOLIO MANAGER

Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 27 years of investment experience.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION

Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Fund. The Fund offers Institutional Class Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. You may be eligible to purchase other classes of shares of the Fund, which are offered in separate prospectuses. However, you may only purchase a class of shares that your financial institution or investment professional sells or services. Your financial institution or investment professional can tell you which class of shares is available to you.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.


For information regarding the federal income tax consequences of transactions in shares of the Fund see "Taxes."


HOW TO PURCHASE FUND SHARES


You may purchase shares on any day that Hancock and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").


The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary, you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.


The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

SUSPENSION OF RIGHT TO SELL SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the SAI.


HOW TO EXCHANGE YOUR SHARES

You may exchange Institutional Class Shares of any Hancock Horizon Fund for Institutional Class Shares of any other Hancock Horizon Fund. You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.


When you exchange shares, you are really selling your shares and buying other fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.


TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.


The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.

Each sale or exchange of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. For tax purposes, an exchange of Fund shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,


                NET                    NET REALIZED                 DIVIDENDS
               ASSET                       AND            TOTAL        FROM
               VALUE,       NET         UNREALIZED        FROM          NET
             BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT          TOTAL
              OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME          DIVIDENDS
-------------------------------------------------------------------------------------------------
2014          $  1.00      $    --        $  --          $    --     $     --         $     --
2013          $  1.00      $    --        $  --          $    --     $     --         $     --
2012          $  1.00      $    --        $  --          $    --     $     --         $     --
2011          $  1.00      $    --        $  --          $    --     $     --         $     --
2010          $  1.00      $    --        $  --          $    --     $     --         $     --



                                                             RATIO OF
                                                             EXPENSES
                                                            TO AVERAGE      RATIO OF
               NET                 NET                      NET ASSETS        NET
              ASSET              ASSETS,      RATIO OF      (EXCLUDING     INVESTMENT
              VALUE,               END        EXPENSES      WAIVERS         INCOME     PORTFOLIO
               END      TOTAL    OF YEAR     TO AVERAGE      AND/OR        TO AVERAGE   TURNOVER
             OF YEAR   RETURN     (000)      NET ASSETS    REIMBUREMENTS)  NET ASSETS     RATE
------------------------------------------------------------------------------------------------
2014         $  1.00     0.01%    $111,197       0.09%        0.58%        0.01%         n/a
2013         $  1.00     0.01%    $101,794       0.15%        0.58%        0.01%         n/a
2012         $  1.00     0.01%    $145,908       0.13%        0.59%        0.01%         n/a
2011         $  1.00     0.01%    $115,244       0.24%        0.62%        0.01%         n/a
2010         $  1.00     0.01%    $104,366       0.42%        0.61%        0.01%         n/a



Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2014 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 200
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-002-0700

                                   PROSPECTUS

                        HANCOCK HORIZON FAMILY OF FUNDS


                                  MAY 31, 2014


                  HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
                                (TICKER: HHIXX)

                        INSTITUTIONAL SWEEP CLASS SHARES

                                   ADVISED BY
                                HORIZON ADVISERS


        (AN UNINCORPORATED DIVISION OF HANCOCK HOLDING COMPANY)


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       THE ADVISORS' INNER CIRCLE FUND II

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                 PAGE
FUND SUMMARY ....................................................  1
     INVESTMENT OBJECTIVE .......................................  1
     FUND FEES AND EXPENSES .....................................  1
     PRINCIPAL INVESTMENT STRATEGY ..............................  2
     PRINCIPAL RISKS ............................................  2
     PERFORMANCE INFORMATION ....................................  2
     INVESTMENT ADVISER .........................................  3
     PORTFOLIO MANAGER ..........................................  3
     PURCHASE AND SALE OF FUND SHARES ...........................  4
     TAX INFORMATION ............................................  4
     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
          INTERMEDIARIES ........................................  4
MORE INFORMATION ABOUT RISK .....................................  5
MORE INFORMATION ABOUT FUND INVESTMENTS .........................  5
INFORMATION ABOUT PORTFOLIO HOLDINGS ............................  5
INVESTMENT ADVISER ..............................................  6
PORTFOLIO MANAGER ...............................................  6
PURCHASING AND SELLING FUND SHARES ..............................  8
OTHER POLICIES ..................................................  10
SHAREHOLDER SERVICING ARRANGEMENTS ..............................  11
PAYMENTS TO FINANCIAL INTERMEDIARIES ............................  12
DIVIDENDS AND DISTRIBUTIONS .....................................  12
TAXES ...........................................................  12
FINANCIAL HIGHLIGHTS ............................................  14
HOW TO OBTAIN MORE INFORMATION ABOUT THE
     HANCOCK HORIZON FAMILY OF FUNDS ............................  Back Cover

HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE


The Hancock Horizon Government Money Market Fund (the "Government Money Market Fund" or the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Sweep Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                             INSTITUTIONAL SWEEP CLASS SHARES
--------------------------------------------------------------------------------
Management Fees                                             0.40%
--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------
     Shareholder Servicing Fees                             0.25%
--------------------------------------------------------------------------------
     Other Operating Expenses                               0.18%
                                                            -----
--------------------------------------------------------------------------------
Total Other Expenses                                        0.43%
                                                            -----
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                     0.83%
--------------------------------------------------------------------------------


(1) Horizon Advisers (the "Adviser") has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.83% of the Fund's Institutional Sweep Class Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the Advisors' Inner Circle Fund II (the "Trust"), for any reason at any time; or (ii) by the Adviser, upon ninety (90) day's prior written notice to the Trust, effective as of the close of business on May 31, 2015.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                 $85        $265         $460         $1,025
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments. This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.


The Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


INTEREST RATE RISK -- Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Accordingly, an investment in the Fund is subject to interest rate risk, which is the possibility that the value of a security will decline due to rising interest rates.


CREDIT RISK -- Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Thus, the Fund is subject to the risk that an issuer may be unable to pay interest and principal when due, and the value of a security may decline if the issuer defaults or if its credit quality deteriorates.

COUNTERPARTY RISK -- The Fund may enter into repurchase agreements where a financial institution (a "counterparty") sells the Fund securities and agrees to repurchase them at an agreed-upon date and price. The Fund is subject to the risk that a counterparty could default and/or fail to honor the terms of its agreement.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Sweep Class Shares' performance from year to year and by showing the Fund's Institutional Sweep Class Shares' average annual total returns for 1, 5 and 10 years and since inception. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to January 8, 2009, the Fund invested exclusively in, and from January 8, 2009 to March 8, 2009, the Fund invested at least 80% of its assets in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. As a result, the performance shown below for periods prior to March 8, 2009 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.hancockhorizonfunds.com.

                         2004            0.47%
                         2005            2.26%
                         2006            4.07%
                         2007            4.01%
                         2008            1.03%
                         2009            0.01%
                         2010            0.01%
                         2011            0.01%
                         2012            0.01%
                         2013            0.01%

                    BEST QUARTER       WORST QUARTER
                       1.10%              0.00%
                    (12/31/2006)       (03/31/2011)

The performance information shown above is based on a calendar year. The Fund's performance from 1/1/14 to 3/31/14 was 0.00%.


Call 1-800-990-2434 for the Fund's current 7-day yield.



AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

--------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND --                                              SINCE INCEPTION
INSTITUTIONAL SWEEP CLASS SHARES      1 YEAR      5 YEARS      10 YEARS      (MAY 31, 2000)
--------------------------------------------------------------------------------------------------
FUND RETURNS                           0.01%       0.01%        1.18%            1.42%
--------------------------------------------------------------------------------------------------


INVESTMENT ADVISER

Horizon Advisers

PORTFOLIO MANAGER

Jeffery Tanguis, Director of Fixed Income, joined the Adviser in 2005 and has managed the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES


The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through Hancock (as defined below).


Hancock may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

The Fund's shares are redeemable. Shareholders may redeem shares by following procedures established when they opened their account or accounts.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, interest rates, or companies may not anticipate actual market or interest rate movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.


FIXED INCOME RISK -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates.


MORE INFORMATION ABOUT FUND INVESTMENTS


The prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the principal investments and strategies described in this prospectus, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus) and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; and (iv) obligations of foreign governments.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund publishes a complete list of its portfolio holdings on a monthly basis, five (5) business days after the end of the month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The portfolio information described above can be found on the internet at http://aicfundholdings.com. The information will generally remain available until replaced by new portfolio holdings information as described above. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER


Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Holding Company and serves as the investment adviser to the Funds. Hancock Holding Company's family of companies includes Whitney Bank and Hancock Bank, a trade name of Whitney Bank. Hancock Holding Company and its family of companies are collectively referred to as "Hancock." The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. As of March 31, 2014, the Adviser managed approximately $2.5 billion in assets while the Adviser and Hancock managed approximately $6 billion in assets.

The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.40% based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.83% of the Fund's Institutional Sweep Class Shares' average daily net assets until May 31, 2015. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this Agreement, or any prior agreement, was in place. In addition, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01% . For the fiscal year ended January 31, 2014, the Fund did not pay any advisory fees to the Adviser.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's Semi-Annual Report to Shareholders dated July 31, 2014, which covers the period from February 1, 2014 to July 31, 2014.


PORTFOLIO MANAGER


Jeffery Tanguis serves as Director of Fixed Income of the Adviser and is responsible for the day-to-day management of the Fund. He is also responsible for the management of the Hancock Horizon Core Bond Fund, Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund, which are offered in a separate prospectus. Prior to joining Hancock in 2005, Mr. Tanguis served as the Senior Fixed Income Manager at Hibernia National Bank from 1987 to 2005. He has more than 27 years of investment experience.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.

ADDITIONAL COMPENSATION


Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Fund. Hancock and its affiliates also may receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. Hancock and its affiliates also may receive compensation in connection with the following:

CUSTODY SERVICES. Hancock serves as custodian to the Fund, and for such services is paid an annual fee, payable from the Fund's assets, of 0.03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock serves as the transfer agent and dividend disbursing agent for the Fund. For providing these services, Hancock is paid an annual fee of $20,000 per class for the first ten classes and $17,500 per class for any additional classes.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. ("H.I.S., Inc."), those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets attributable to Institutional Sweep Class Shares.

H.I.S., Inc., a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation, is a wholly-owned brokerage subsidiary of Hancock.

PURCHASING AND SELLING FUND SHARES


This section tells you how to purchase and sell (sometimes called "redeem") Institutional Sweep Class Shares of the Fund. The Fund offers Institutional Sweep Class Shares only to investors participating in cash sweep and cash management programs offered through Hancock.


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser for more information.


For information regarding the federal income tax consequences of transactions in shares of the Fund see "Taxes."


HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION


You may purchase shares on any day that Hancock and either the New York Stock Exchange (the "NYSE") or the Federal Reserve are open for business (a "Business Day").


The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of 12:00 p.m., Eastern Time. For you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 12:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays --the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

The Fund generally calculates its NAV using the amortized cost method of valuation, to account for any premiums or discounts above or below the face value of any securities that it buys. The Fund's NAV will normally be at $1.00 per share.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-990-2434.


The sale price of each share will be the NAV next determined after the Fund receives your request in proper form.


RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven Business Days after the Fund receives your request. Your proceeds can be wired to your bank account or sent to you by check.
IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE ("ACH"), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED, WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise or for the protection of the Fund's remaining shareholders the Fund may pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below the minimum level required by your cash management account agreement with Hancock because of redemptions, you may be required to sell your shares. The Fund will generally provide at least 60 days' written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF RIGHT TO SELL SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). More information about this is in the SAI.


TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions of Fund shares.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.


The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund's Institutional Sweep Class Shares' average daily net assets. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table section of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the SAI.


The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund, or the investment professional or institution, in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or elects to receive them in cash.


Each sale of Fund shares may be a taxable event. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.


The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale of Fund shares).

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Institutional Sweep Class Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2014 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-990-2434.

For a Share Outstanding Throughout Each Year
For the Years Ended January 31,


            NET                    NET REALIZED                     DIVIDENDS                       NET
           ASSET                        AND             TOTAL         FROM                         ASSET
           VALUE,         NET        UNREALIZED         FROM           NET                         VALUE,
         BEGINNING    INVESTMENT   GAINS (LOSSES)     INVESTMENT    INVESTMENT        TOTAL         END       TOTAL
          OF YEAR       INCOME     ON INVESTMENTS     OPERATIONS      INCOME        DIVIDENDS     OF YEAR    RETURN
-----------------------------------------------------------------------------------------------------------------------
2014      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2013      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2012      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2011      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%
2010      $1.00         $  --          $ --             $  --         $  --           $   --        $1.00       0.01%






                                   RATIO OF
                                   EXPENSES         RATIO OF
           NET                    TO AVERAGE           NET
         ASSETS,     RATIO OF     NET ASSETS       INVESTMENT
           END       EXPENSES     (EXCLUDING         INCOME      PORTFOLIO
         OF YEAR    TO AVERAGE   WAIVERS AND/OR    TO AVERAGE    TURNOVER
          (000)     NET ASSETS   REIMBURSEMENTS)   NET ASSETS      RATE
---------------------------------------------------------------------------
2014     $ 11,965      0.09%         0.83%           0.01%         n/a
2013     $120,259      0.15%         0.83%           0.01%         n/a
2012     $139,064      0.13%         0.84%           0.01%         n/a
2011     $115,733      0.24%         0.85%           0.01%         n/a
2010     $ 60,131      0.41%         0.86%           0.01%         n/a


Amounts designated as "--" represent less than $0.01 per share, are $0 or have been rounded to $0.

                        HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd Floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")


The SAI dated May 31, 2014 includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's portfolio manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-990-2434

BY MAIL: Write to us at:
Hancock Horizon Funds
2600 Citiplace Drive, Suite 200
Baton Rouge, Louisiana 70808

BY INTERNET: www.hancockhorizonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors' Inner Circle Fund II's Investment Company Act registration number is 811-07102.


                                                                 HHF-PS-003-0700

                      STATEMENT OF ADDITIONAL INFORMATION

                       THE ADVISORS' INNER CIRCLE FUND II


                                  MAY 31, 2014


                              INVESTMENT ADVISER:
                                HORIZON ADVISERS
                                (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Hancock Horizon Family of Funds. This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses, each dated May 31, 2014. Capitalized terms not defined herein are defined in the prospectuses. This SAI relates to the following series of the Trust (each, a "Fund" and collectively, the "Funds"):


                  HANCOCK HORIZON GOVERNMENT MONEY MARKET FUND
                          (Institutional Class: HTRXX)
                                (Class A: HHAXX)
                       (Institutional Sweep Class: HHIXX)

                         HANCOCK HORIZON CORE BOND FUND
                          (Institutional Class: HHBTX)
                                (Class A: HHBAX)
                                (Class C: HHBCX)

                 HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
                          (Institutional Class: HHLTX)
                                (Class A: HHLAX)
                                (Class C: HHLCX)

                HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND
                          (Institutional Class: HHMTX)
                                (Class A: HIMAX)
                                (Class C: HAMCX)

                    HANCOCK HORIZON DIVERSIFIED INCOME FUND
                          (Institutional Class: HHIIX)
                                (Class A: HHIAX)
                                (Class C: HHICX)

                           HANCOCK HORIZON VALUE FUND
                          (Institutional Class: HHGTX)
                                (Class A: HHGAX)
                                (Class C: HHGCX)

                          HANCOCK HORIZON GROWTH FUND
                          (Institutional Class: HHRTX)
                                (Class A: HHRAX)
                                (Class C: HHRCX)

                  HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
                          (Institutional Class: HHQTX)
                                (Class A: HHQAX)
                                (Class C: HHQCX)

                   HANCOCK HORIZON BURKENROAD SMALL CAP FUND
                                (Class A: HHBUX)
                                (Class D: HYBUX)

                 HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
                          (Institutional Class: HHDTX)
                                (Class A: HHDAX)
                                (Class C: HHDCX)


                      HANCOCK HORIZON U.S. SMALL CAP FUND
                          (Institutional Class: HSCIX)
                                (Class A: HSCAX)
                                (Class C: HHSCX)

The financial statements with respect to the Funds for the fiscal year ended January 31, 2014, including notes thereto and the report of Ernst & Young LLP thereon, as contained in the 2014 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by writing to the Funds at Hancock Horizon Funds, 2600 Citiplace Drive, Suite 200, Baton Rouge, Louisiana 70808, or by calling the Funds at 1-800-990-2434.


THE FUNDS AND THE TRUST ................................................ S-1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ........................ S-2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS .................. S-12
INVESTMENT LIMITATIONS ................................................. S-38
THE ADVISER, TRANSFER AGENT AND CUSTODIANS ............................. S-44
THE SUB-ADVISER ........................................................ S-48
THE PORTFOLIO MANAGERS ................................................. S-49
THE ADMINISTRATOR ...................................................... S-51
THE DISTRIBUTOR ........................................................ S-52
PAYMENTS TO FINANCIAL INTERMEDIARIES ................................... S-55
SHAREHOLDER SERVICES ................................................... S-55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................... S-56
LEGAL COUNSEL .......................................................... S-56
TRUSTEES AND OFFICERS OF THE TRUST ..................................... S-56
PURCHASING SHARES ...................................................... S-66
REDEEMING SHARES ....................................................... S-66
DETERMINATION OF NET ASSET VALUE ....................................... S-67
TAXES .................................................................. S-68
FUND TRANSACTIONS ...................................................... S-78
PORTFOLIO HOLDINGS ..................................................... S-82
DESCRIPTION OF SHARES .................................................. S-83
SHAREHOLDER LIABILITY .................................................. S-83
LIMITATION OF TRUSTEES' LIABILITY ...................................... S-83
CODES OF ETHICS ........................................................ S-84
PROXY VOTING ........................................................... S-84
5% AND 25% SHAREHOLDERS ................................................ S-84
APPENDIX A -- DESCRIPTION OF RATINGS ................................... A-1
APPENDIX B -- ADVISER PROXY VOTING POLICIES AND PROCEDURES ............. B-1
APPENDIX C -- SUB-ADVISER PROXY VOTING POLICIES AND PROCEDURES ......... C-1


May 31, 2014                                                  HHF-SX-001-0700

THE FUNDS AND THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Sweep Class Shares, Institutional Class Shares, Class A Shares, Class C Shares and Class D Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on distribution expenses and shareholder servicing, see the "Distributor" and "Shareholder Services" sections of this SAI. The Funds are currently offered in the following classes of shares:

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FUNDS                                              CLASSES
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Government Money Market Fund              Institutional/Institutional
                                          Sweep/A
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Core Bond Fund                            Institutional/A/C
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Louisiana Tax-Free Income Fund            Institutional/A/C
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Mississippi Tax-Free Income Fund          Institutional/A/C
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Diversified Income Fund                   Institutional/A/C
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Value Fund                                Institutional/A/C
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Growth Fund                               Institutional/A/C
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Quantitative Long/Short Fund              Institutional/A/C
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Burkenroad Small Cap Fund                 A/D
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Diversified International Fund            Institutional/A/C
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U.S. Small Cap Fund                       Institutional/A/C
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Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the "1940

Act"). Each share of each Fund represents an equal proportionate interest in that Fund. SEE "Description of Shares."


NON-DIVERSIFICATION. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are each classified as a "non-diversified" investment company under the 1940 Act, which means that a relatively high percentage of assets of the Funds may be invested in obligations of a limited number of issuers. The value of the shares of the Funds may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. Each Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


Each Fund's respective investment objective and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see "Description of Permitted Investments and Risk Factors" in this SAI.


GOVERNMENT MONEY MARKET FUND

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund invests at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

This investment policy can be changed by the Fund upon 60 days' prior written notice to shareholders. The securities in which the Fund invests may include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

In addition, the Fund may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies are described in detail in "Description of Permitted Investments and Risk Factors" sections of this SAI and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; and (iv) obligations of foreign governments.

The Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the operations of money market funds. Accordingly, for example the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities that have a remaining maturity of 397 days (about 13 months) or less, at the time of purchase. The Adviser actively adjusts the average maturity of the Fund in response to its outlook on various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.


The Fund will use its best efforts to maintain a constant net asset value of $1.00 per share. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the 1940 Act.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

CORE BOND FUND

The Core Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) U.S. corporate debt that is rated investment grade or higher, i.e., rated in one of the four highest rating categories by at least one rating agency, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations; (vii) floating or variable rate instruments; (viii) money market securities; (ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. This investment policy may be changed by the Fund upon at least 60 days' prior written notice to shareholders. As an alternative to directly investing in securities in these asset classes, the Fund may also invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds ("ETFs") to gain exposure to fixed-income markets. The Fund's fixed income investments are primarily of investment grade, but may at times include securities rated below investment grade (high yield or "junk" bonds). The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

LOUISIANA TAX-FREE INCOME FUND

The Louisiana Tax-Free Income Fund's investment objective is current income exempt from both federal income tax and Louisiana personal income tax. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Louisiana issuers, securities of issuers located outside of Louisiana that are exempt from both federal and Louisiana income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.


The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including ETFs, pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, intends to satisfy the asset diversification tests to be treated as a regulated investment company for U.S. federal income tax purposes.


In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Louisiana issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

MISSISSIPPI TAX-FREE INCOME FUND

The Mississippi Tax-Free Income Fund's investment objective is current income exempt from both federal income tax and Mississippi personal income tax. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Mississippi issuers, securities of issuers located outside of Mississippi that are exempt from both federal and Mississippi income tax are included for purposes of the 80% test. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories.


The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including ETFs, pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or "junk" bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. The Fund, however, intends to satisfy the asset diversification tests to be treated as a regulated investment company for U.S. federal income tax purposes.


In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Mississippi issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

DIVERSIFIED INCOME FUND

The Diversified Income Fund's investment objective is to maximize current income, with a secondary goal of long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective.


The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including, but not limited to, common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and mortgage-backed and asset-backed securities.


For the equity portion of the Fund's portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts ("ADRs"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund's investments on dividend-paying equity securities.


For the fixed income portion of the Fund's portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment-grade ("high yield" or "junk" bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund's investments on corporate debt.

Securities in the Fund's portfolio may be issued by domestic or foreign public or private entities. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in ETFs, mutual funds and closed-end funds in seeking to achieve its investment objective. In addition to direct investments in securities and funds, the Fund may also invest indirectly in structured notes, which are instruments that are expected to provide economic exposure similar to the asset classes in which the Fund invests directly.

The Adviser allocates the Fund's assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how the Adviser may allocate Fund assets or the percentage of Fund assets the Adviser may allocate to different asset classes.


In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund's objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund's portfolio.

The Adviser may sell a security if its relative contribution to the Fund's portfolio has diminished compared to other investment alternatives or its risk has increased relative to other investment alternatives.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

VALUE FUND

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. In addition, the Fund may invest up to 10% of its assets in REITs. The Fund also may invest in money market securities for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

GROWTH FUND

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in U.S. common stocks. The Fund may also purchase the following equity securities: purchase warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund generally will invest in companies with equity market capitalizations in excess of $2 billion whose sales and earnings are expected to grow at an above average rate of return. The Adviser employs a quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to certain measurable quantitative factors. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. In addition, the Fund may invest up to 10% of its assets in REITs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.


Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

QUANTITATIVE LONG/SHORT FUND


The Quantitative Long/Short Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund primarily buys and sells stocks included in the S&P Composite 1500 Index, but may invest in other companies with market capitalizations of at least $100 million.


Using a quantitative model developed by the Adviser, the Fund buys stocks "long" that the Adviser believes are undervalued relative to their peers, and sells stocks "short" that the Adviser believes are overvalued relative to their peers. The Fund typically maintains a net long exposure of approximately 60-115% and expects that, on average, 0-35% of the Fund's assets will be sold "short." With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets. The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.


The Adviser employs a quantitative method of analysis in its investment decision making. The quantitative factors include a company's buybacks, financial strength, analyst earnings estimates, earnings quality and economic value added ("EVA"). The information provided by the quantitative screens is supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund's portfolio and may sell or cover a short position of a security when it achieves a designated target price, there is a fundamental change in the company's prospects, or better investment opportunities become available. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments and purchase securities on a when-issued basis. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

BURKENROAD SMALL CAP FUND

The Burkenroad Small Cap Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either index as of January 31 of the three preceding years.


The Fund will be as fully invested as practicable in common stocks under normal conditions. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and quantitative analysis in its investment decision making. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside the Fund's capitalization range. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Fund's investments may not be as geographically dispersed across the United States as other funds with comparable investment objectives. The Fund is subject to special investment risks to the extent that it concentrates its investments in companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. In particular, changes in economic conditions as well as governmental policies in those states may adversely affect the value of the Fund and its investments.

BURKENROAD REPORTS

Burkenroad Reports (the "Reports") is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. The program is designed to teach the students how to produce objective investment research by studying publicly-held companies located in the Deep South. The Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.


The Adviser independently verifies the information contained within the Reports and considers, but does not rely exclusively on, the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by the Reports, and may not own shares of all of the companies covered by the Reports. The Fund and the Adviser are NOT affiliated with Tulane University ("Tulane") or the A.B. Freeman School of Business. Hancock (as defined below) licenses the name "Burkenroad" from Tulane. Neither Tulane, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane have any involvement in the investment decisions, management or operations of the Fund.

Neither the Trust nor the Fund is sponsored, sold or promoted by Tulane, producer of the Reports. Tulane makes no warranties, express or implied, to shareholders of the Fund or to any member of the public regarding the advisability of owning shares of the Fund. Tulane's only relationship to the Fund, Hancock or the Adviser is the licensing of certain trademarks and trade names of the Reports.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

DIVERSIFIED INTERNATIONAL FUND

The Diversified International Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective.


The Fund will invest primarily in equity securities of foreign companies. In addition to common stock, the Fund may also purchase the following equity securities: warrants; rights to purchase common stocks; debt securities convertible to common stocks; and preferred stocks. The Fund may also purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs" and, together with ADRs and EDRs, "Depositary Receipts"), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund's investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund's sub-adviser, EARNEST Partners, LLC (the "Sub-Adviser"). In addition, the Fund may invest in other investment companies including mutual funds, closed-end funds and ETFs.

The Sub-Adviser is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund's benchmark, the MSCI ACWI ex U.S. Index (the "Index), while controlling volatility and risk. The Sub-Adviser implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance versus the Index, and the use of Return Pattern Recognition[R], a screening tool developed by the Sub-Adviser. Using this tool, potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, the Sub-Adviser utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

The Sub-Adviser may sell a security if the company reaches its price target or its prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. Additionally, if the investment process identifies a company with more attractive return and risk characteristics, the Sub-Adviser may sell a current security and replace it with the more attractive alternative.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."

U.S. SMALL CAP FUND

The Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small capitalizations. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. The Fund considers small capitalization companies to be those with market capitalizations that fall within or below the current range of companies in either the Russell 2000 Index or the S&P Small Cap 600 Index, or below the three year average maximum market cap of companies in either index as of January 31 of the three preceding years.

The Fund will be as fully invested as practicable in common stocks under normal conditions. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside the Fund's capitalization range. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in IPOs, and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.


For additional information regarding the permitted investments and investment practices discussed above and the associated risks, see "Description of Permitted Investments and Risk Factors."


PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission ("SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one year. A Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended January 31, 2013 and 2014, the portfolio turnover rates for each Fund (except for the Government Money Market Fund) were as follows:

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                                             PORTFOLIO TURNOVER RATES
FUND                                       2013                     2014
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Core Bond Fund                             24%                      22%
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Louisiana Tax-Free Income Fund             1%                       3%
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Mississippi Tax-Free Income Fund           7%                       5%
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Diversified Income Fund                    9%(1)                    74%
--------------------------------------------------------------------------------
Value Fund                                 71%                      65%
--------------------------------------------------------------------------------
Growth Fund                                84%                      94%
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Quantitative Long/Short Fund               107%                     223%(2)
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                  37%                      28%
--------------------------------------------------------------------------------
Diversified International Fund             12%                      19%
--------------------------------------------------------------------------------
U.S. Small Cap Fund                        -(3)                     4%(4)
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(1) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(2) The portfolio turnover rate of the Quantitative Long/Short Fund was higher for the fiscal year ended January 31, 2014 due to a tactical shift in portfolio holdings.

(3)  Not in operation during the period.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.


DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS


The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by that Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS -- ADRs, as well as other "hybrid" forms of ADRs, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
 Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.


Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.


BANK OBLIGATIONS -- The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI") or its subsidiaries or affiliates. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of Hancock (as defined below).


BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS -- BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (collateralized mortgage obligations, real estate mortgage investment conduits, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES -- Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:


o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.


MASTER LIMITED PARTNERSHIPS - MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

EXCHANGE-TRADED FUNDS -- The Funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. In addition to purchasing shares of ETFs, certain of the Funds may also sell shares of ETFs short (for a discussion on selling securities short, see: "Short Sales"). ETFs are investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs, like mutual funds, have expenses associated with their operation, including advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, it may be more costly to own an ETF than to own the underlying securities directly.


FIXED INCOME SECURITIES -- Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.


A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.

Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the advisers may determine that it is of investment-grade. An adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the issuer of these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A -Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

FOREIGN SECURITIES (DIVERSIFIED INTERNATIONAL FUND AND DIVERSIFIED INCOME FUND, EXCEPT AS NOTED BELOW) -- Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with its investment strategies, each Fund can invest in foreign securities in a number of ways:

     * It can invest directly in foreign securities denominated in a foreign currency;


     *    It can invest in ADRs, EDRs and other similar global instruments; and


     *    It can invest in investment funds.


EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development ("World Bank") and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products ("GNP") than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     *    Have relatively unstable governments;

     * Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     * Offer less protection of property rights than more developed countries; and

     * Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the advisers), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     * The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, budget deficits and national debt;

     * Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     * The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     * The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     * A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Fund's investment managers anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States and tend to differ from those in the United States in a number of ways.


Foreign stock markets:

     * are generally more volatile than, and not as developed or efficient as, those in the United States;

     *    have substantially less volume;

     * trade securities that tend to be less liquid and experience rapid and erratic price movements;

     * have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     * employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     * may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     * foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     * adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     * in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;


     * over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;


     * economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     * restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


FOREIGN CURRENCY RISK -- While each Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     * It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     * Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     * Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     * There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     * Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     * The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

FUTURES AND OPTIONS ON FUTURES -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission (the "CFTC"). A Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.


As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's or the Sub-Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.


An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. With respect to futures contracts that are contractually required to "cash settle," the Funds may cover their position by maintaining with their custodian bank (and marking-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, rather than the notional value of the contract, or otherwise "cover" their position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which each Fund may undertake and on the potential increase in the speculative character of a Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities. However, by segregating assets in an amount equal to the net obligation rather than the notional amount of cash settled futures, a Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid securities equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account consisting of cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.


RESTRICTED AND ILLIQUID SECURITIES -- Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. A Fund will not hold more than 15% of its net assets in illiquid securities (5% for the Government Money Market Fund). If the percentage of a Fund's net assets held in illiquid securities exceeds 15% due to market activity (5% for the Government Money Market Fund), the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, over-the-counter options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).


INFLATION-INDEXED BONDS - A Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%) . If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%) . If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPIU"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

TAXABLE MONEY MARKET SECURITIES -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.


With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at the time of purchase A-2 or higher by Standard & Poor's ("S&P") or P2 or higher by Moody's Investors Services ("Moody's"), or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by S&P and Moody's, respectively.


MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.


Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life.

Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


GOVERNMENT PASS-THROUGH SECURITIES -- These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government as are Ginnie Mae certificates, but Fannie Mae and Freddie Mac securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("Freddie Mac Gold PCs") which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.


On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

PRIVATE PASS-THROUGH SECURITIES -- These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations and real estate mortgage investment conduits that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND COLLATERALIZED DEBT OBLIGATIONS ("CDOS") --
CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

CDOs are similar to CMOs but may include both mortgage-related and other fixed income securities. They generally are not issued by U.S. government issuers, although the underlying mortgages may be issued or guaranteed by the U.S. government or an agency or instrumentality thereof. They may also include corporate issuers.


REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") -- A REMIC is a CMO that qualifies for special tax treatment under the Code, and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. Ginnie Mae REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITS -- A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.


REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs.
 Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


MUNICIPAL LEASES -- Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.


Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to a Fund. Under guidelines established by the Board, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.


MUNICIPAL SECURITIES -- Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.


Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in Appendix A or commercial paper ratings stated above.

An adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Fund's investment managers believe present minimum credit risks, and each Fund's investment managers would use their best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

A Fund also may invest in municipal securities that are rated below investment grade. For a description of below investment grade securities and the risks associated with such investments, see "Fixed Income Securities" above.


CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES - The value of the Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds' investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund's net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, a Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

The Louisiana Tax-Free Income and Mississippi Tax-Free Income Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting such Fund's shareholders to increased federal income tax liabilities. The IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed as exempt-interest dividends. Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as "qualified dividend income"), and capital gain dividends will be subject to capital gains taxes. See "Taxes."


SPECIAL CONSIDERATIONS RELATING TO LOUISIANA MUNICIPAL SECURITIES -- The Louisiana Tax-Free Income Fund may invest primarily in securities issued by Louisiana and its municipalities, and as a result is more vulnerable to unfavorable developments in Louisiana than funds that invest a lesser percentage of their assets in such securities. The ability of issuers to pay interest on, and repay principal of, Louisiana municipal securities may be affected by: (1) the general financial condition of the State of Louisiana and factors affecting the economy of the state, as discussed below; (2) amendments to the Louisiana Constitution and related statutes that limit the taxing and spending authority of Louisiana government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Louisiana laws and regulations.

Louisiana's economy is primarily led by tourism and the petrochemical industry. Ports and shipping are also key sectors of the State's economy. Louisiana and the City of New Orleans remain particularly vulnerable to hurricanes. The State and the City of New Orleans have rebounded from a series of recent disasters, including Hurricanes Katrina and Rita in 2005 and the Gulf Oil Spill in 2010.

Employment in Louisiana returned to its prerecession peak in November 2012 and since has experienced modest gains. As of April 2014, Louisiana has an unemployment rate of 4.5%, which is below the national average of 6.3% . Some of the strongest job gains have been in the construction and leisure & hospitality industries. Louisiana's housing market did not experience the boom and bust effects like most of the U.S., and as a result house price appreciation has been more modest. Home prices in Louisiana are up only 3.4%, a fraction of the national average of 11.8% . However, home prices remain only 2.1% below their prerecession peak, while the national average lags by 18.0 %. Single family permits have averaged 12,600 and are approaching their long-run norm of about 14,000.

The energy sector is a key driver in the state's recovery, with major employers such as Chevron, Shell and Entergy. After weakness in 2012, natural resources and mining employment has followed an upward trend, capturing a rising share of total employment. Production of natural gas slowed this past year, as some higher-cost production was shutdown. The Louisiana Department of Natural Resources reported that natural gas production fell 22.8 percent in 2013.

Louisiana continues to face budget gaps due to diminishing federal aid and underperforming revenues. The fiscal 2013 budget initially closed a $900 million gap through a mix of departmental spending cuts, headcount reductions, and non-recurring resources. A new gap emerged after the start of the fiscal year when Congress reduced the state's federal Medicaid matching percentage, which necessitated additional mid-year budget cuts. The executive budget for fiscal 2014 is $24.8 billion, a 3.9% decrease from the prior year's budget. The 2014 budget addresses a $1.3 billion structural deficit with no tax increases, but with cuts to higher education and public healthcare funding. This is the fifth consecutive year of such cuts.

As mandated by the Louisiana Constitution, all state revenues, with a few exceptions, are deposited in the Bond Security and Redemption Fund. Louisiana's State General Obligation bonds have a first lien on moneys in this fund. Following the provisions for payment of debt service, monies in this fund may then be transferred to other funds, including the General Fund. As of February 2014, Louisiana's bonds were rated at investment grade by both Moody's (Aa2), Standard & Poor (AA) and Fitch (AA).

SPECIAL CONSIDERATIONS RELATING TO MISSISSIPPI MUNICIPAL SECURITIES -- The Mississippi Tax-Free Income Fund may invest primarily in securities issued by Mississippi and its municipalities, and as a result is more vulnerable to unfavorable developments in Mississippi than funds that invest a lesser percentage of their assets in such securities. The ability of issuers to pay interest on, and repay principal of, Mississippi municipal securities may be affected by: (1) the general financial condition of the State of Mississippi and factors affecting the economy of the State, as discussed below; (2) amendments to the Mississippi Constitution and related statutes that limit the taxing and spending authority of Mississippi government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Mississippi laws and regulations.

Based on published economic statistics, Mississippi's economy has gained some upward momentum following a slow-down in mid-2012, although the overall activity appears to be softening slightly. As of April 2014, Mississippi has an unemployment rate of 7.5%, which is above the national average of 6.3% . The Mississippi Index of Leading Economic Indicators suggests that growth has slightly softened in the first quarter of 2013.

Several major projects and post-disaster reconstruction are boosting the State's economy. Among the projects driving economic activity in Mississippi are a $570 million port upgrade at Gulfport, a $1 billion natural gas pipeline, and a $1 billion investment by HCL Cleantech to establish headquarters and four plants. On-going projects include Chevron's $1.4 billion expansion of its Pascagoula facilities, a $500 million investment by Stion, and Huntington Ingalls' $2.4 billion contract with the Navy. Nissan's planned $20 million expansion is expected to create 1,000 new jobs, and KiOR is building a $350 million facility expected to generate 350 new jobs. Future projects include a new $300 million truck and bus tire plant which will initially provide 500 new jobs, with a potential to create up to 2,000 jobs . Expansions by Severstal and Schulz Extruded plant are complete.

The recovery of the Mississippi housing market appears to have begun. Housing starts are trending upward and the median home price has increased. The value of residential building permits issued was up 14% for the first quarter of 2013 over the same period for 2012. These positive trends, combined with the sharp increase in the value of residential building permits issued, bode well for the housing sector in 2013. The state's foreclosure rate continues to be lower than the national average. In the third quarter of 2012, the state ranked 24th in the nation in foreclosures, with a foreclosure rate of 2.9% versus the national average of 4.1% . The median price of existing homes in the third quarter of 2012 was up 9% from a year ago in Mississippi. Prices continue to grow relative to 2012.

Gaming revenues in the state have been drifting lower since 2007. Slow growth of tourism resulted in very little growth in the gaming industry, with estimated 2012 gross revenues of about $2.25 billion, an increase of 0.5% over 2011. Also, the State collected $281 million in gaming taxes and fees in 2012 as opposed to $274 million in 2011. Gaming revenue for each month of the first quarter of 2013 has been down from the corresponding month in 2012. The recovery of the gaming industry has been vital to the State's economy as tax revenue from gaming provides one of Mississippi's largest sources of tax revenue. Despite the tougher times, the Mississippi Gaming Commission is still dealing with groups interested in building additional casinos in Mississippi. In addition, the gaming industry continues to receive the support of government officials.

Agriculture remains a significant factor in Mississippi's economy. Mississippi State University agricultural economists predict a record $7.5 billion production value for the state's 2012 farm enterprises. The figure represents an 8.6% increase from 2011.

For the fiscal year ended June 30, 2012, the State's governmental funds reported combined ending fund balances of $4,334,453,000, which is an increase of $70,458,000 over the prior year. Revenue collections for the 2012 fiscal year were 6% higher than the same period in the prior fiscal year. State revenue collections during the first five months of Mississippi's 2013 fiscal year have outpaced estimates.

The Mississippi Constitution mandates that the amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher. All state indebtedness, which includes short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness, must be authorized by legislation governing the specific programs or projects to be financed. In November 2013, S&P, Fitch and Moody's assigned ratings of AA, AA+ and Aa2, respectively, to the State's general obligation bonds.


PARTICIPATION INTERESTS -- Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax.


OPTIONS -- Put and call options for various securities and indices are traded on national securities exchanges. As is consistent with a Fund's investment objective, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.


A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments, including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by the Fund.


REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of a Fund in repurchase agreements at times may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS -- A Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act.

SECURITIES LENDING -- Except for the Government Money Market Fund, each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, the Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


The Funds may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.


By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF OTHER INVESTMENT COMPANIES -- The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenhiem (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, each Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.


SHORT SALES -- Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     *    Take advantage of an anticipated decline in prices.

     *    Protect a profit in a security it already owns.

A Fund may lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund may profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.


To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. A Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Whenever a Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") -- STRIPs are component parts of U.S. Treasury securities traded through the federal book-entry system. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate a Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will only purchase STRIPS for the Government Money Market Fund that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Government Money Market Fund.


SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS -- A Fund may, when deemed appropriate by the Adviser and in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.


STRUCTURED NOTES -- A Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.


Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund's portfolio as a whole.


Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser's analysis of the issuer's creditworthiness and financial prospects, and of the Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.


STANDBY COMMITMENTS -- Some securities dealers are willing to sell municipal securities to a Fund accompanied by their commitments to repurchase the municipal securities prior to maturity, at the Fund's option, for the amortized cost of the municipal securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of municipal securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of municipal securities accompanied by these "standby" commitments could be greater than the cost of municipal securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the Adviser believes to be of high quality.


TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.


U.S. GOVERNMENT AGENCY OBLIGATIONS -- U.S. Government agency obligations are obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, but not limited to, Freddie Mac, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS -- The Funds may invest in U.S. Treasury obligations which consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems it appropriate.


ZERO COUPON SECURITIES -- STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


The investment objective of the Government Money Market Fund, the Core Bond Fund, the Value Fund, the Growth Fund, the Burkenroad Small Cap Fund and the U.S. Small Cap Fund are fundamental policies. Additionally, the following investment limitations are fundamental policies. Fundamental policies cannot be changed without the approval by the vote of a majority of the outstanding shares of a Fund. The phrase "majority of the outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund (except the Quantitative Long/Short Fund, the Diversified International Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Diversified Income Fund and the U.S. Small Cap Fund) may not:


1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities. In addition, for the Government Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

     For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33(1)/3 % of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33(1)/3 % of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


The Quantitative Long/Short Fund and the Diversified International Fund each may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.


     For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Funds each may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Further,

6. The Louisiana Tax-Free Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax.

7. The Mississippi Tax-Free Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax.


The Diversified Income Fund and the U.S. Small Cap Fund each may not:


1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may, at any time, invest more than 25% of their assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, issuers of such obligations are subject to the Funds' concentration policy above.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.


SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities and real estate, but does require that every investment company have a fundamental investment policy governing such investments.

NON-FUNDAMENTAL POLICIES


The investment objective of the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Quantitative Long/Short Fund, the Diversified International Fund and the Diversified Income Fund are non-fundamental policies and may be changed by the Board without shareholder approval, upon 60 days' prior written notice to shareholders.


Additionally, the following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.


Each Fund (except the Quantitative Long/Short Fund, the Diversified International Fund, the Diversified Income Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the U.S. Small Cap Fund) may not:

1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% (5% for the Government Money Market Fund) of the Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.


3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4.   Purchase securities while its borrowing exceeds 5% of its total assets.

The Quantitative Long/Short Fund and the Diversified International Fund each may not:


1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

3. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and
     (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Hold illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.


The Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund, the Diversified Income Fund and the U.S. Small Cap Fund each may not:


1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.


2. Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.


In addition:

1. The Core Bond Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in: (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities; and (iii) investment grade U.S. corporate debt.

2. The Government Money Market Fund will invest at least 80% of its assets in obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by such instruments.

3. The Value Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion).

4. The Growth Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. common stocks of companies with medium to large capitalizations (in excess of $2 billion) whose sales and earnings are expected to grow at an above average rate.

5. The Burkenroad Small Cap Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.


6. The U.S. Small Cap Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies with small capitalizations.


Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules or regulations.

THE ADVISER, TRANSFER AGENT AND CUSTODIANS


ADVISORY SERVICES. Horizon Advisers provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2014, Horizon Advisers employed approximately 28 people and managed approximately $2.5 billion in assets. The Adviser, formed in 2001, is an unincorporated division of Hancock Holding Company. Hancock Holding Company's family of companies includes Whitney Bank and Hancock Bank, a trade name of Whitney Bank. Hancock Holding Company and its family of companies are collectively referred to as "Hancock." The Adviser's principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. The Adviser and Hancock are responsible for the management of approximately $6 billion.

The Adviser has delegated the authority to manage the Diversified International Fund to the Sub-Adviser. The Adviser monitors the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Diversified International Fund and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") dated May 31, 2000, as amended and restated as of May 21, 2001, with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under this Agreement.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
FUND                                                        ADVISORY FEE
--------------------------------------------------------------------------------
Government Money Market Fund                                   0.40%
--------------------------------------------------------------------------------
Core Bond Fund                                                 0.60%
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                                 0.60%
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                               0.60%
--------------------------------------------------------------------------------
Diversified Income Fund                                        0.70%
--------------------------------------------------------------------------------
Value Fund                                                     0.80%
--------------------------------------------------------------------------------
Growth Fund                                                    0.80%
--------------------------------------------------------------------------------
Quantitative Long/Short Fund                                   1.20%*
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                                      0.95%
--------------------------------------------------------------------------------
Diversified International Fund                                 1.00%
--------------------------------------------------------------------------------
U.S. Small Cap Fund                                            0.80%
--------------------------------------------------------------------------------

* The Investment Advisory Fee paid to the Adviser for providing services to the Fund consists of a basic annual fee rate of 1.20% of the Fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% if the Fund's Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis, and a maximum fee of 1.60% if the Fund's Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more on a rolling 12 month basis. The performance comparison is made on a rolling 12 month basis, with performance adjustments made at the end of each month. The 12-month comparison period will roll over with each succeeding month, so that it will always equal 12 months, ending with the month for which the performance adjustment is being computed. Accordingly, the amount of the performance adjustment will also be affected by changes in the size of the Quantitative Long/Short Fund over the rolling 12 month period. Because the performance is applied relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive performance adjustment even during periods when the Fund's performance is negative.

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding dividend and interest expenses on securities sold short, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses") and before giving effect to any performance incentive adjustment), from exceeding until May 31, 2015:

---------------------------------------------------------------------------------------------------------------------
FUND                           INSTITUTIONAL INSTITUTIONAL
                                   CLASS      SWEEP CLASS    CLASS A         CLASS C          CLASS D
---------------------------------------------------------------------------------------------------------------------
Government Money Market
Fund                               0.58%         0.83%        1.08%            -(1)             -(1)
---------------------------------------------------------------------------------------------------------------------
Core Bond Fund                     0.75%         -(1)         1.00%            1.75%            -(1)
---------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income          0.75%         -(1)         1.00%            1.75%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free               0.75%         -(1)         1.00%            1.75%            -(1)
Income Fund
---------------------------------------------------------------------------------------------------------------------
Diversified Income Fund            0.90%         -(1)         1.15%            1.90%            -(1)
---------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short            1.70%         -(1)         1.95%            2.70%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund          -(1)          -(1)         1.40%            -(1)             1.65%
---------------------------------------------------------------------------------------------------------------------
Diversified International          1.50%         -(1)         1.75%            2.50%            -(1)
Fund
---------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                1.10%         -(1)         1.35%            2.10%            -(1)
---------------------------------------------------------------------------------------------------------------------

(1)  Class is not offered for the indicated Fund.



If at any point Total Annual Fund Operating Expenses (not including excluded expenses and before giving effect to any performance incentive adjustment) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses and before giving effect to any applicable performance incentive adjustment) and the amounts listed in the table above, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which these agreements, or any prior agreements, were in place.



With respect to the Government Money Market Fund, the Adviser has voluntarily agreed to further reduce its fee and/or reimburse certain expenses in order to keep the Fund's one-day net income yield from falling below 0.01%. This voluntary fee waiver remains in place as of the date of this SAI, but the Adviser may discontinue all or part of this waiver at any time.



The Adviser has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) of the Growth Fund and Value Fund from exceeding the following levels:


--------------------------------------------------------------------------------
FUND                       INSTITUTIONAL      CLASS A      CLASS C CLASS
--------------------------------------------------------------------------------
Value Fund                     1.10%           1.35%           2.10%
--------------------------------------------------------------------------------
Growth Fund                    1.10%           1.35%           2.10%
--------------------------------------------------------------------------------


These voluntary fee waivers remain in place as of the date of this SAI, but the Adviser may discontinue all or part of these waivers at any time.


If at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the amounts listed in the table above, to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which these agreements, or any prior agreements, were in place.

The Adviser will not be required to bear expenses of any Fund to an extent that would result in a Fund's inability to qualify as a regulated investment company (a "RIC") under provisions of the Code.

For the fiscal years ended January 31, 2012, 2013 and 2014 the Funds paid the following advisory fees to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
                                    FEES PAID (000'S)              FEES WAIVED (000'S)(2)         TOTAL FEES PAID (AFTER
FUND                                                                                                WAIVERS) (000'S)(3)
------------------------------------------------------------------------------------------------------------------------------------
                                  2012       2013      2014        2012      2013      2014        2012     2013     2014
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market          $2,066     $2,186    $1,598      $2,066    $2,186    $1,598      $0       $0       $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                   $967       $1,296    $1,607      $123      $111      $79         $844     $1,185   $1,528
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income        $35(4)     $92       $99         $35(4)    $57       $73         $0(4)    $35      $26
Fund
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income      $100(4)    $232      $215        $87(4)    $64       $73         $13(4)   $168     $142
Fund
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund             -(1)    $15(5)    $398          -(1)    $15(5)    $49           -(1)   $0(5)    $349
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                       $1,225     $1,327    $1,454      $0        $0        $0          $1,225   $1,327   $1,454
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                      $670       $920      $1,065      $0        $0        $0          $678     $920     $1,065
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund     $480       $487      $606        $0        $0        $0          $503     $525     $606
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund        $678       $1,370    $4,239      $58       $35       $0          $620     $1,335   $4,385
------------------------------------------------------------------------------------------------------------------------------------
Diversified International Fund   $1,051     $2,565    $3,144      $0        $0        $0          $1,108   $2,565   $3,144
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                -(1)       -(1)    $0(6)       -(1)      -(1)      $0(6)       -(1)     -(1)     $0(6)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) For the fiscal year ended January 31, 2012, the Adviser additionally reimbursed fees of $212,000 and $42,000 for the Government Money Market Fund and Louisiana Tax-Free Income Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds. For the fiscal year ended January 31, 2013, the Adviser additionally reimbursed fees of $87,000 and $35,000 for the Government Money Market Fund and Diversified Income Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreements with the Funds. For the fiscal year ended January 31, 2014, the Adviser additionally reimbursed fees of $202,000 and $9,000 for the Government Money Market Fund and U.S. Small Cap Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds.

(3) During the fiscal years ended January 31, 2012, 2013 and 2014, the Adviser recovered previously waived and reimbursed fees of $7,658, $0, and $0, $57,278, $0, and $0, $23,101, $38,458 and $0, and $0, $0, and $145,510 for
     the Growth Fund, Diversified International Fund, Quantitative Long/Short Fund and Burkenroad Small Cap Fund, respectively. As of January 31, 2014, the amount of previously waived and reimbursed fees for the Government Money Market Fund, Diversified Income Fund, Core Bond Fund, Burkenroad Small Cap Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and U. S. Small Cap Fund for which the Adviser may seek reimbursement was $6,345,651, $98,682, $313,321, $14,344, $207,760, $224,177 and $8,600,
     respectively.

(4) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(5) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(6) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.


TRANSFER AGENCY SERVICES. Hancock also serves as the Funds' transfer agent ("Transfer Agent") under a Transfer Agency and Service Agreement dated May 31, 2000 and amended May 31, 2002. Hancock receives an annual fee of $20,000 per class per Fund on the first ten classes and $17,500 per class for any additional classes under the Transfer Agency and Service Agreement.


CUSTODIAN SERVICES. Hancock acts as custodian of each Fund, except the Quantitative Long/Short Fund. Hancock holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

U.S. Bank National Association, 800 Nicollet Mall, Minneapolis, Minnesota 55402-4302, serves as the custodian of the Quantitative Long/Short Fund. U.S. Bank National Association holds cash, securities and other assets of the Fund as required by the 1940 Act.

SHAREHOLDER SERVICES. The Funds and Hancock have also entered into a shareholder servicing agreement pursuant to which Hancock provides certain shareholder services to Class A, Class C, Class D and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Shares subject to the arrangement for provision of shareholder and administrative services. Hancock may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal year ended January 31, 2014, Hancock retained the following shareholder servicing fees:

--------------------------------------------------------------------------------
FUND                                                           FEES PAID
--------------------------------------------------------------------------------
Government Money Market Fund                                   $367,071
--------------------------------------------------------------------------------
Core Bond Fund                                                 $  4,153
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                                 $      0
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                               $     90
--------------------------------------------------------------------------------
Diversified Income Fund                                        $    245
--------------------------------------------------------------------------------
Value Fund                                                     $  2,331
--------------------------------------------------------------------------------
Growth Fund                                                    $  1,615
--------------------------------------------------------------------------------
Quantitative Long/Short Fund                                   $    335
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                                      $126,046
--------------------------------------------------------------------------------
Diversified International Fund                                 $    576
--------------------------------------------------------------------------------
U.S. Small Cap Fund                                            $      0(1)
--------------------------------------------------------------------------------

(1) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.


THE SUB-ADVISER

DIVERSIFIED INTERNATIONAL FUND


EARNEST Partners, LLC ("EARNEST" or the "Sub-Adviser") serves as the investment sub-adviser to the Diversified International Fund and is responsible for the day-to-day management of the Fund's investments. The Sub-Adviser, a Delaware limited liability company, was established in 1998 and is independently owned and operated. Paul E. Viera controls EARNEST through Westchester Limited, LLC, which owns greater than 75% of EARNEST. The Sub-Adviser's principal place of business is located at 1180 Peachtree Street, Suite 2300, Atlanta, GA 30309. As of March 31, 2014, the Sub-Adviser managed approximately $25 billion in assets.

SUB-ADVISORY AGREEMENT. The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement dated August 15, 2008 (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Diversified International Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties thereunder or its reckless disregard of its obligation and duties thereunder.


SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the Diversified International Fund:

--------------------------------------------------------------------------------
FUND                                          SUB-ADVISORY FEE
--------------------------------------------------------------------------------
Diversified International Fund                0.50% for assets up to
                                              $100 million and 0.45%
                                              for assets over $100
                                              million
--------------------------------------------------------------------------------


For the fiscal years ended January 31, 2012, 2013 and 2014, the Fund paid the Sub-Adviser the following sub-advisory fees:

--------------------------------------------------------------------------------
FUND                                           CONTRACTUAL FEES PAID
--------------------------------------------------------------------------------
                                         2012          2013           2014
--------------------------------------------------------------------------------
Diversified International Fund         $519,614      $1,204,205    $1,464,894
--------------------------------------------------------------------------------


THE PORTFOLIO MANAGERS

Except for the Government Money Market Fund, this section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Fund's portfolio managers' compensation consists of a base salary and a discretionary cash bonus, which is based on the percentile ranking of each Fund relative to its Lipper Classification's 1-, 3- and 5-year pre-tax performance history. In addition, the parent company of the Adviser, Hancock, may award stock options and restricted stock based on a portfolio manager's tenure and overall performance and the overall success of the Bank. A portfolio manager's base salary is determined at the time of employment and may increase throughout employment.


Earnest Partners, LLC compensates Mr. Viera for his management of the Diversified International Fund. The compensation includes an annual salary and a discretionary bonus based on client satisfaction with respect to investment results and service. Current and potential equity ownership is a primary incentive for employee longevity.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act").

-------------------------------------------------------------------------------------------
NAME                                    DOLLAR RANGE OF FUND SHARES OWNED(1)
-------------------------------------------------------------------------------------------
                                        $100,001 - $500,000 (Value Fund)
    David Lundgren                      $100,001 - $500,000 (Growth Fund)
                                        $10,001 - $50,000 (Burkenroad Small Cap Fund)
-------------------------------------------------------------------------------------------
    Jeffery Tanguis                     $50,001 - $100,000 (Core Bond Fund)
-------------------------------------------------------------------------------------------
                                        $1 - $10,000 (Diversified Income Fund)
    Greg Hodlewsky                      $1 - $10,000 (Growth Fund)
                                        $50,001 - $100,000 (U.S. Small Cap Fund)
-------------------------------------------------------------------------------------------
    John Portwood                       $100,001 - $500,000 (Core Bond Fund)
                                        $50,001 - $100,000 (Value Fund)
-------------------------------------------------------------------------------------------
    Paula Chastain                      $1 - $10,000 (Quantitative Long/Short Fund)
-------------------------------------------------------------------------------------------
    Jacob Hartl                         $1 - $10,000 (Quantitative Long/Short Fund)
-------------------------------------------------------------------------------------------
    Paul E. Viera                       None
-------------------------------------------------------------------------------------------

(1)   Valuation date is January 31, 2014.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information provided below is as of January 31, 2014.



------------------------------------------------------------------------------------------------------------------------------------
                              REGISTERED
                         INVESTMENT COMPANIES                     OTHER POOLED
                         (EXCLUDING THE FUNDS)                    INVESTMENT VEHICLES                    OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF   TOTAL ASSETS                 NUMBER OF   TOTAL ASSETS          NUMBER OF     TOTAL ASSETS
NAME                     ACCOUNTS    (MILLION)                    ACCOUNTS    (MILLION)             ACCOUNTS       (MILLION)
------------------------------------------------------------------------------------------------------------------------------------
David Lundgren              0           $0                           0          $0                     84           $173.4
------------------------------------------------------------------------------------------------------------------------------------
Jeffery Tanguis             0           $0                           0          $0                     142          $509.6
------------------------------------------------------------------------------------------------------------------------------------
Greg                        0           $0                           0          $0                     105          $321.2
Hodlewsky
------------------------------------------------------------------------------------------------------------------------------------
John Portwood               0           $0                           0          $0                     0            $0
------------------------------------------------------------------------------------------------------------------------------------
Paula Chastain              0           $0                           0          $0                     271          $480.1
------------------------------------------------------------------------------------------------------------------------------------
Jacob Hartl                 0           $0                           0          $0                     261          $417.1
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Viera               13          $3,157                       29         $2,125                 186(1)       $12,186
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes 5 accounts with assets under management of $1,155 million that are subject to performance-based advisory fees.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and Sub-Adviser have established policies and procedures whereby the purchase and sale of securities among all accounts they manage are in their judgment fairly and equitably allocated. In addition, accounts managed by the Sub-Adviser are managed to model portfolios that are approved by its investment committee, and trades are allocated to all accounts pursuant to trade allocation policies and procedures so that no one account is advantaged over another.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated as of November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is detailed below in the following schedule:


--------------------------------------------------------------------------------
         FEE (AS A PERCENTAGE OF                AGGREGATE HANCOCK HORIZON FUNDS
     AGGREGATE AVERAGE ANNUAL ASSETS)                      ASSETS
--------------------------------------------------------------------------------
                  0.10%                               First $350 million
--------------------------------------------------------------------------------
                  0.08%                               Next $400 million
--------------------------------------------------------------------------------
                  0.07%                               Next $250 million
--------------------------------------------------------------------------------
                  0.05%                               Next $500 million
--------------------------------------------------------------------------------
                  0.04%                               Over $1.5 billion
--------------------------------------------------------------------------------

The foregoing fee is subject to a minimum annual fee of $800,000, subject to the following qualifications:

o The minimum annual fee shall be reduced to $500,000 in the event the Government Money Market Fund closes.


o For each additional Fund opened, the minimum annual fee will be increased by $75,000; and


o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee will be increased by $10,000.


Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

Prior to June 1, 2011, for its services under the Administration Agreement, the Administrator was entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
         FEE (AS A PERCENTAGE OF               AGGREGATE HANCOCK HORIZON FUNDS
    AGGREGATE AVERAGE ANNUAL ASSETS)                      ASSETS
--------------------------------------------------------------------------------
                  0.125%                           First $350 million
--------------------------------------------------------------------------------
                  0.10%                            Next $400 million
--------------------------------------------------------------------------------
                  0.08%                            Next $750 million
--------------------------------------------------------------------------------

The foregoing fee was subject to a minimum annual fee of $400,000, subject to the following qualifications:

o For each Fund opened after the date of the initial agreement, the minimum annual fee would be increased by $75,000; and

o For each additional class of shares of a Fund established after the initial three (3) classes of shares per Fund, the minimum annual fee would be increased by $10,000.

For the fiscal years ended January 31, 2012, 2013 and 2014, the Administrator received the following fees:

----------------------------------------------------------------------------------------------------------------
                                        ADMINISTRATION FEES PAID               ADMINISTRATION FEES WAIVED
FUND                                            (000'S)                                (000'S)
----------------------------------------------------------------------------------------------------------------
                                      2012        2013         2014           2012       2013         2014
----------------------------------------------------------------------------------------------------------------
Government Money Market Fund          $447        $393         $264           $113       $95          $159
----------------------------------------------------------------------------------------------------------------
Core Bond Fund                        $139        $155         $177           $0         $0           $0
----------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund        $5(2)       $11          $11            $0(2)      $0           $0
----------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund      $14(2)      $28          $24            $0(2)      $0           $0
----------------------------------------------------------------------------------------------------------------
Diversified Income Fund               -(1)        $2(3)        $38            -(1)       $0(3)        $0
----------------------------------------------------------------------------------------------------------------
Value Fund                            $134        $119         $120           $0         $0           $0
----------------------------------------------------------------------------------------------------------------
Growth Fund                           $73         $83          $88            $0         $0           $0
----------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund          $29         $39          $42            $0         $0           $0
----------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund             $62         $103         $292           $0         $0           $0
----------------------------------------------------------------------------------------------------------------
Diversified International Fund        $90         $184         $207           $0         $0           $0
----------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                   -(1)        -(1)         $0(4)          -(1)       -(1)         $0(4)
----------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.


THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 and as amended August 30, 2010

("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Government Money Market Fund pay the Distributor a maximum annual fee of 0.25%, Class C Shares of the Core Bond Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Value Fund, Growth Fund, Quantitative Long/Short Fund, Diversified International Fund, Diversified Income Fund and U.S. Small Cap Fund each pay the Distributor a maximum annual fee of 0.75%, and Class D Shares of the Burkenroad Small Cap Fund pay the Distributor a maximum annual fee of 0.25%, respectively, of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Plan provides a method of paying for distribution services and providing compensation to the Distributor or Agents for post-sales servicing, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan, or in any agreement related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 2012, 2013 and 2014, the Funds paid the Distributor the following fees:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           12B-1 FEES
                                                          12B-1 FEES PAID            RETAINED BY DISTRIBUTOR
FUND                                                           (000'S)                    (000'S)
------------------------------------------------------------------------------------------------------------------------------------
                                                     2012      2013       2014       2012      2013       2014
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund
(Class A)                                            $721      $783       $624       $0        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund (Class C)                             $7        $49        $44        $2        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund (Class C)             -(1)      -(1)       $0(2)      -(1)      -(1)       $0(2)
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund (Class C)           -(1)      -(1)       $0(2)      -(1)      -(1)       $0(2)
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund (Class C)                    -(1)      $0(3)      $6         -(1)      $0(3)      $0
------------------------------------------------------------------------------------------------------------------------------------
Value Fund (Class C)                                 $37       $37        $17        $4        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund (Class C)                                $3        $3         $4         $0        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund (Class C)               $0        $0         $2         $0        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund (Class D)                  $24       $32        $79        $17       $0         $0
------------------------------------------------------------------------------------------------------------------------------------
Diversified International Fund (Class C)             $1        $2         $2         $3        $0         $0
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund (Class C)                        -(1)      -(1)       $0(4)      -(1)      -(1)       $0(4)
------------------------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from May 31, 2013 (commencement of Fund operations) to January 31, 2014


(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.

DEALER REALLOWANCES. Except for the Government Money Market Fund, Class A Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.


------------------------------------------------------------------------------------------------------------------------------------
                                    DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                              $50,000                          $250,000      $500,000
FUND                             Less         but less      $100,000           but less      but less
                                 than         than          but less than      than          than             $1,000,000
                                 $50,000      $100,000      $250,000           $500,000      $1,000,000       and over
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund                   4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income
Fund                             4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income
Fund                             4.00%        3.25%         2.50%              1.75%         1.50%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund          4.25%        3.50%         2.75%              2.00%         1.75%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                       5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                      5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short
Fund                             5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund        5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
Diversified International
Fund                             5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund              5.25%        4.50%         3.50%              2.50%         2.00%            None(1)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Distributor may pay dealers up to 0.75% on a purchase of $1,000,000 but less than $4,000,000 of Class A Shares; 0.50% on a purchase of $4,000,000 but less than $50 million of Class A Shares; and 0.25% on a purchase of Class A Shares over $50 million.



Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

PAYMENTS TO FINANCIAL INTERMEDIARIES


The Adviser, Sub-Adviser and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.


These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.


The Adviser, Sub-Adviser and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Adviser and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.


SHAREHOLDER SERVICES


The Funds have entered into shareholder servicing agreements with third-party service providers (including Hancock as described above under "The Adviser, Transfer Agent and Custodians") pursuant to which the service providers provide certain shareholder services to Class A, Class C, Class D and Institutional Sweep Class shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay service providers a fee at a rate of up to a maximum of 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services.

For the fiscal years ended January 31, 2012, 2013 and 2014, the Funds paid the following shareholder servicing fees:

--------------------------------------------------------------------------------
                                                  FEES PAID (000'S)
--------------------------------------------------------------------------------
FUND                                       2012        2013         2014
--------------------------------------------------------------------------------
Government Money Market Fund               $973        $1,082       $742
--------------------------------------------------------------------------------
Core Bond Fund                             $132        $155         $121
--------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund             $8(2)       $25          $26
--------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund           $28(2)      $77          $69
--------------------------------------------------------------------------------
Diversified Income Fund                    -(1)        $1(3)        $22
--------------------------------------------------------------------------------
Value Fund                                 $183        $172         $135
--------------------------------------------------------------------------------
Growth Fund                                $75         $80          $61
--------------------------------------------------------------------------------
Quantitative Long/Short Fund               $11         $15          $30
--------------------------------------------------------------------------------
Burkenroad Small Cap Fund                  $179        361          $1,115
--------------------------------------------------------------------------------
Diversified International Fund             $44         $111         $116
--------------------------------------------------------------------------------
U.S. Small Cap Fund                        -(1)        -(1)         $0(4)
--------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit

Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.


Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF          POSITION WITH           PRINCIPAL OCCUPATIONS           OTHER DIRECTORSHIPS HELD IN THE
     BIRTH                    TRUST                IN THE PAST 5 YEARS                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher            Chairman of the           SEI employee 1974 to         Current Directorships: Trustee of The
(Born: 1946)             Board of Trustees(1)      present; currently           Advisors' Inner Circle Fund, Bishop
                         (since 1991)              performs various             Street Funds, SEI Daily Income Trust,
                                                   services on behalf of        SEI Institutional International Trust,
                                                   SEI Investments for          SEI Institutional Investments Trust,
                                                   which Mr. Nesher  is         SEI Institutional Managed Trust, SEI
                                                   compensated. President       Liquid Asset Trust, SEI Asset
                                                   and Director of SEI          Allocation Trust, SEI Tax Exempt
                                                   Structured Credit Fund,      Trust, Adviser Managed Trust,
                                                   LP. President and Chief      New Covenant Funds, SEI Insurance
                                                   Executive Officer of         Products Trust and The KP Funds. Director of
                                                   SEI Alpha  Strategy          SEI Global Master Fund plc, SEI Global Assets
                                                   Portfolios, LP, June         Fund plc, SEI Global Investments Fund plc, SEI
                                                   2007 to September 2013.      Investments--Global Funds Services,
                                                   President and Director       Limited, SEI Investments Global,
                                                   of SEI Opportunity           Limited, SEI Investments (Europe)
                                                   Fund, L.P. to 2010.          Ltd., SEI Investments--Unit Trust
                                                                                Management (UK) Limited, SEI
                                                                                Multi-Strategy Funds PLC and SEI Global
                                                                                Nominee Ltd.

                                                                                Former Directorships: Director of SEI
                                                                                Opportunity Fund, L.P. to 2010.
                                                                                Director of SEI Alpha Strategy Portfolios,
                                                                                LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF          POSITION WITH           PRINCIPAL OCCUPATIONS           OTHER DIRECTORSHIPS HELD IN THE
     BIRTH                    TRUST                IN THE PAST 5 YEARS                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran         Trustee(1)                Self-Employed                Current Directorships: Trustee of The
(Born: 1940)             (since 1991)              Consultant since 2003.       Advisors' Inner Circle Fund, Advisors'
                                                   Partner at Morgan, Lewis     Inner Circle Fund III, Bishop Street Funds,
                                                   & Bockius LLP (law           SEI Daily Income Trust, SEI Institutional
                                                   firm) from 1976 to 2003.     International Trust, SEI Institutional Investments
                                                   Counsel to the Trust, SEI    Trust, SEI Institutional Managed Trust, SEI Liquid
                                                   Investments, SIMC, the       Asset Trust, SEI Asset Allocation
                                                   Administrator and   the      Trust, SEI Tax Exempt Trust, Adviser
                                                   Distributor.                 Managed Trust, New Covenant
                                                                                Funds, SEI Insurance Products Trust
                                                                                and The KP Funds.
                                                                                Director of SEI Investments (Europe),
                                                                                Limited, SEI Investments--Global Funds
                                                                                Services, Limited, SEI Investments Global,
                                                                                Limited, SEI Investments (Asia),
                                                                                Limited, SEI Asset Korea Co., Ltd.,
                                                                                SEI Global Nominee Ltd. and SEI
                                                                                Investments -- Unit Trust Management
                                                                                (UK) Limited. Director of the
                                                                                Distributor since 2003.

                                                                                Former Directorships: Director of SEI
                                                                                Alpha Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr             Trustee                   Retired. Chief               Current Directorships: Trustee of The
(Born: 1944)             (since 2008)              Executive Officer,           Advisors' Inner Circle Fund,
                                                   Office of Finance,           Bishop Street Funds and The KP Funds. Director of
                                                   Federal Home Loan            Federal Home Loan Banks of
                                                   Banks, from 1992 to          Pittsburgh, Manna, Inc. (non-profit
                                                   2007.                        developer of affordable housing for
                                                                                ownership) and Meals on Wheels,
                                                                                Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.    Trustee                   Self Employed                Current Directorships: Trustee of The
(Born: 1952)             (since 2011)              Consultant since January     Advisors' Inner Circle Fund,
                                                   2012. Director of            Bishop Street Funds and The KP Funds.
                                                   Endowments and               Director of The Korea Fund, Inc.
                                                   Foundations,
                                                   Morningstar Investment
                                                   Management,
                                                   Morningstar, Inc.,
                                                   February 2010 to May
                                                   2011. Director of
                                                   International Consulting
                                                   and Chief Executive
                                                   Officer of Morningstar
                                                   Associates Europe
                                                   Limited, Morningstar,
                                                   Inc., May 2007 to
                                                   February 2010. Country
                                                   Manager -- Morningstar
                                                   UK Limited,
                                                   Morningstar, Inc., June
                                                   2005 to May 2007.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF          POSITION WITH           PRINCIPAL OCCUPATIONS           OTHER DIRECTORSHIPS HELD IN THE
     BIRTH                    TRUST                IN THE PAST 5 YEARS                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson      Trustee                   Retired. Private Investor    Current Directorships: Trustee of The
(Born: 1942)             (since 2005)              since 1994.                  Advisors' Inner Circle Fund, Bishop
                                                                                Street Funds, SEI Asset Allocation
                                                                                Trust, SEI Daily Income Trust, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Managed Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Liquid Asset Trust, SEI Tax Exempt
                                                                                Trust, Adviser Managed Trust,
                                                                                New Covenant Funds, SEI Insurance
                                                                                Products Trust and The KP Funds. Director
                                                                                of Federal Agricultural Mortgage Corporation
                                                                                (Farmer Mac) since 1997.

                                                                                Former Directorships: Director of SEI Alpha
                                                                                Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian       Trustee                   Vice President,              Current Directorships: Trustee of The
(Born: 1943)             (since 2005)              Compliance, AARP             Advisors' Inner Circle Fund,
                                                   Financial Inc., from         Bishop Street Funds and The KP Funds.
                                                   2008 to 2010. Self-
                                                   Employed Legal and
                                                   Financial Services
                                                   Consultant since 2003.
                                                   Counsel (in-house) for
                                                   State Street Bank from
                                                   1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca              Trustee                   Global Head of Asset         Current Directorships: Trustee of The
(Born: 1956)             (since 2011)              Allocation, Manulife         Advisors' Inner Circle Fund,
                                                   Asset Management             Bishop Street Funds and The KP Funds.
                                                   (subsidiary of Manulife
                                                   Financial), June 2010 to
                                                   May 2011. Executive
                                                   Vice President --
                                                   Investment Management
                                                   Services, John Hancock
                                                   Financial  Services
                                                   (subsidiary of Manulife
                                                   Financial), June 2003 to
                                                   June 2010.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR OF          POSITION WITH           PRINCIPAL OCCUPATIONS           OTHER DIRECTORSHIPS HELD IN THE
     BIRTH                    TRUST                IN THE PAST 5 YEARS                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.  Trustee                   Retired since January        Current Directorships: Trustee/
(Born: 1942)             (since 1999)              2012. Self-employed          Director of State Street Navigator
                         Lead Independent          Consultant, Newfound         Securities Lending Trust, The
                         Trustee                   Consultants Inc., April      Advisors' Inner Circle Fund, Bishop
                                                   1997 to December 2011.       Street Funds, SEI Structured Credit
                                                                                Fund, LP, SEI Daily Income Trust, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust, SEI Asset Allocation
                                                                                Trust, SEI Tax Exempt Trust, Adviser
                                                                                Managed Trust, New Covenant
                                                                                Funds, SEI Insurance Products Trust
                                                                                and The KP Funds. Member of the independent
                                                                                review committee for SEI's Canadian-
                                                                                registered mutual funds.

                                                                                Former Directorships: Director of SEI
                                                                                Opportunity Fund, L.P. to 2010.
                                                                                Director of SEI Alpha Strategy Portfolios,
                                                                                LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.


INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca, and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met eleven (11) times during the most recently completed fiscal year.


o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca, and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                          FUND SHARES (1)         (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
Doran                             None                                None
------------------------------------------------------------------------------------------
Nesher                            None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
Darr                              None                                None
------------------------------------------------------------------------------------------
Grause                            None                                None
------------------------------------------------------------------------------------------
Johnson                           None                                None
------------------------------------------------------------------------------------------
Krikorian                         None                                None
------------------------------------------------------------------------------------------
Speca                             None                                None
------------------------------------------------------------------------------------------
Sullivan                          None                                None
------------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2013.


(2) The Trust is the only investment company in the Fund Complex.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $41,633                  N/A                   N/A          $41,633  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------


(1)  The Trust is the only investment company in the Fund Complex.


TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.


Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TERM
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
James F. Volk        Treasurer, Controller and              Chief Accounting Officer and Chief Compliance Officer of
(Born: 1962)         Chief Financial Officer                SEI Investment Manager Services since 2004.
                     (since 2014)
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured
(Born: 1962)         (since 2006)                           Credit Fund, LP since June 2007.
                                                            Chief Compliance Officer of  SEI Alpha Strategy
                                                            Portfolios, LP from June 2007 to September 2013.
                                                            Chief Compliance Officer of The Advisors' Inner
                                                            Circle Fund, Bishop Street Funds, SEI Institutional
                                                            Managed Trust, SEI Asset Allocation Trust, SEI
                                                            Institutional International Trust, SEI Institutional
                                                            Investments Trust, SEI Daily Income Trust, SEI
                                                            Liquid Asset Trust, SEI Tax Exempt Trust,
                                                            Adviser Managed Trust, New Covenant Funds, SEI
                                                            Insurance Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P. until
                                                            2010. Director of Investment Product Management and Development, SEI
                                                            Investments, since February 2003; Senior
                                                            Investment Analyst -- Equity Team, SEI
                                                            Investments, from March 2000 to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-present).
(Born: 1978)         Secretary                              Associate Counsel and Compliance Officer, The Glenmede
                     (since 2013)                           Trust Company, N.A. (2011-2012). Associate, Drinker
                                                            Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary                              General Counsel, SEI Investments Distribution
                     (since 2012)                           Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI
                     AML Officer                            Private Trust Company, September 2010 -- May
                     (since 2013)                           2011. Private Banking Client Service
                                                            Professional of SEI Private Banking and Trust,
                                                            September 2008 -- September 2010.
------------------------------------------------------------------------------------------------------------------------------------



PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange ("NYSE") (and/or the Federal Reserve for the Government Money Market Fund) and Hancock are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits a Fund to make in-kind redemptions to those shareholders of the Fund that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

Each Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. Each Fund also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business. In addition, the Government Money Market Fund may rely on Rule 22e-3 of the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.



Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41) of, and Rule 2a-4 under, the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.


EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available or determined to not represent the fair value of the security as of a Funds pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal and state income tax consequences is based on the Code and the regulations issued thereunder and on applicable state law as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify and elects to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.


Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund) and in certain cases may be treated as "qualified dividend income" (excluding distributions of net short-term capital gains). Qualified dividend income is eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). It is not anticipated that any distributions by the Government Money Market Fund, the Core Bond Fund, the Louisiana Tax-Free Income Fund, or the Mississippi Tax-Free Income Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

A dividend will not be treated as qualified dividend income to the extent that
(i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

For corporate investors in some of the Funds, dividend distributions that a Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

Beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares). "Net investment income" for this purpose does not include exempt-interest dividends.


The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds intend to invest primarily in municipal obligations from a particular state and to satisfy conditions (including a requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds) that will enable them to designate distributions from the interest income generated by investments in municipal obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Because the Funds invest primarily in municipal obligations from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not be exempt from state income tax for such shareholder. Insurance proceeds received by the Funds under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on nonappropriation lease obligations will be excludable from gross income for federal income tax purposes.

Because the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," these Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds receive income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. These Funds will annually supply shareholders with a report indicating the percentage of a Fund's income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds, are taken into account in determining whether a portion of such Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.


The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the Internal Revenue Service ("IRS") for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


Issuers of bonds purchased by the Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds for the interest on such bonds to be exempt-interest under the Code. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to regular federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

Dividends and interest received from a Fund's holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid to the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such common shares. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.


TAX TREATMENT OF COMPLEX SECURITIES. With respect to investments in STRIPs, TRs, TIGRs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss. Gains of a Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A

Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.


If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.


A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the first-in, first-out method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.


The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

Under U.S. Treasury regulations, generally, if an individual shareholder recognizes a loss of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstance.


FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds regarding the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of a Fund currently only for taxable years of the Fund commencing prior to January 1, 2014 and provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.


In addition, a U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of each Fund's shares received by such Fund's shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.


While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund's direct and indirect investments in U.S. real property (which includes investments in REITS and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund's shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be
(1) subject to a 35% U.S. federal withholding tax on the portion of the Fund's distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain "wash sale" rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund's shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.


The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purpose. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.


Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.


The discussion of state and local tax treatment is based on the assumptions that the Louisiana Tax-Free Income and Mississippi Tax-Free Income Funds will qualify as RICs and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the U.S. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not be exempt from state income tax for such shareholder. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes.


FACTORS PERTAINING TO LOUISIANA. The following is a general, abbreviated summary of certain provisions of the applicable Louisiana tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Louisiana Tax-Free Income Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.

The following is based on the assumptions that the Louisiana Tax-Free Income Fund will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.


The Louisiana Tax-Free Income Fund will be subject to the Louisiana corporate franchise tax and corporate income tax only if it has a sufficient nexus with Louisiana. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions by the Louisiana Tax-Free Income Fund that are attributable to interest on any obligation of Louisiana and its political subdivisions or to interest on obligations of the U.S., its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Louisiana personal income tax or the Louisiana corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Louisiana personal and corporate income taxes.

Gain on the sale, exchange, or other disposition of shares of the Louisiana Tax-Free Income Fund will be subject to the Louisiana personal and corporate income taxes. Shares of the Louisiana Tax-Free Income

Fund may be subject to the Louisiana inheritance tax and the Louisiana estate tax if held by a Louisiana decedent at the time of death.


Shareholders are advised to consult with their own tax advisors for more detailed information concerning Louisiana tax matters.


FACTORS PERTAINING TO MISSISSIPPI. The following is a general, abbreviated summary of certain provisions of the applicable Mississippi tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Mississippi Tax-Free Income Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.

The following is based on the assumptions that the Mississippi Tax-Free Income Fund will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The Mississippi Tax-Free Income Fund will be subject to the Mississippi corporate franchise tax and corporate income tax only if it has a sufficient nexus with Mississippi. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

Distributions by the Mississippi Tax-Free Income Fund that are attributable to interest on any obligation of Mississippi and its political subdivisions or to interest on obligations of the U.S., its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Mississippi personal income tax or the Mississippi corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Mississippi personal and corporate income taxes.

Gain on the sale, exchange, or other disposition of shares of the Mississippi Tax-Free Income Fund will be subject to the Mississippi personal and corporate income taxes. Shares of the Mississippi Tax-Free Income Fund may be subject to the Mississippi estate tax if held by a Mississippi decedent at the time of death.


Shareholders are advised to consult with their own tax advisors for more detailed information concerning Mississippi tax matters.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal years ended January 31, 2012, 2013 and 2014, the Funds paid the following aggregate brokerage commissions on fund transactions:

------------------------------------------------------------------------------------------------------
FUND                                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------------------------------------------------------------------------------
                                           2012               2013                 2014
------------------------------------------------------------------------------------------------------
Government Money Market Fund               $0                 $0                   $0
------------------------------------------------------------------------------------------------------
Core Bond Fund                             $1,113             $821                 $8,147
------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund             $0(2)              $0                   $0
------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund           $0(2)              $0                   $0
------------------------------------------------------------------------------------------------------
Diversified Income Fund                    -(1)               $40,108(3)           $85,548
------------------------------------------------------------------------------------------------------
Value Fund                                 $308,400           $386,565             $296,203
------------------------------------------------------------------------------------------------------
Growth Fund                                $176,372           $172,800             $243,711
------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund               $135,890           $237,733             $381,839
------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund                  $125,538           $384,621             $1,007,892
------------------------------------------------------------------------------------------------------
Diversified International Fund             $161,852           $205,114             $215,031
------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                        -(1)               -(1)                 $838(4)
------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, an adviser may select a broker based upon brokerage or research services provided to the adviser. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.
Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Advisor under the Sub-Advisory Agreement. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the advisers face a potential conflict of interest, but the advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to an adviser:

-----------------------------------------------------------------------------------------------------------------
                                                                            TOTAL DOLLAR AMOUNT OF
                                           TOTAL DOLLAR AMOUNT OF           TRANSACTIONS INVOLVING
                                           BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS
FUND                                       FOR RESEARCH SERVICES            FOR RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------------------
Government Money Market Fund                    $0                               $0
-----------------------------------------------------------------------------------------------------------------
Core Bond Fund                                  $8,147                           $21,209,410
-----------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund                  $0                               $0
-----------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund                $0                               $0
-----------------------------------------------------------------------------------------------------------------
Diversified Income Fund                         $77,951                          $52,157,364
-----------------------------------------------------------------------------------------------------------------
Value Fund                                      $296,203                         $253,558,109
-----------------------------------------------------------------------------------------------------------------
Growth Fund                                     $242,231                         $273,792,954
-----------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund                    $356,727                         $293,782,041
-----------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund                       $1,007,892                       $552,954,205
-----------------------------------------------------------------------------------------------------------------
Diversified International Fund                  $152,624                         $110,102,140
-----------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                             $818(1)                          $619,382(1)
-----------------------------------------------------------------------------------------------------------------

(1) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the advisers or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended January 31, 2012, 2013 and 2014, the Funds paid the following aggregate brokerage commissions on fund transactions effected by affiliated brokers.

---------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENTAGE OF
                                                                                PERCENTAGE OF        TOTAL BROKERAGE
                                                AGGREGATE DOLLAR AMOUNT OF      TOTAL BROKERAGE      TRANSACTIONS
                                              BROKERAGE COMMISSIONS PAID TO     COMMISSIONS          EFFECTED THROUGH
                                                     AFFILIATED                 PAID TO AFFILIATED     AFFILIATED
                                                       BROKERS                  BROKERS                 BROKERS
---------------------------------------------------------------------------------------------------------------------
FUND                                          2012        2013          2014         2014                2014
---------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                 $0          $0            $0            0%                  0%
---------------------------------------------------------------------------------------------------------------------
Core Bond Fund                               $1,113      $821          $8,147        0%                  0%
---------------------------------------------------------------------------------------------------------------------
Louisiana Tax-Free Income Fund               $0(2)       $0            $0            0%                  0%
---------------------------------------------------------------------------------------------------------------------
Mississippi Tax-Free Income Fund             $0(2)       $0            $0            0%                  0%
---------------------------------------------------------------------------------------------------------------------
Diversified Income Fund                      -(1)        $18,184(3)    $77,951       100%                100%
---------------------------------------------------------------------------------------------------------------------
Value Fund                                   $308,400    $386,565      $296,203      100%                100%
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                  $176,372    $172,800      $242,231      100%                100%
---------------------------------------------------------------------------------------------------------------------
Quantitative Long/Short Fund                 $133,075    $218,061      $356,727      87%                 78%
---------------------------------------------------------------------------------------------------------------------
Burkenroad Small Cap Fund                    $125,538    $384,621      $1,007,892    100%                100%
---------------------------------------------------------------------------------------------------------------------
Diversified International Fund               $0          $0            $0            0%                  0%
---------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Fund                          -(1)        -(1)          $818(4)       100%                100%
---------------------------------------------------------------------------------------------------------------------

(1)  Not in operation during the period.

(2) Represents the period from February 1, 2011 (commencement of Fund operations) to January 31, 2012.

(3) Represents the period from September 26, 2012 (commencement of Fund operations) to January 31, 2013.

(4) Represents the period from December 31, 2013 (commencement of Fund operations) to January 31, 2014.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the most recent fiscal year, the following Funds held securities of their "regular brokers or dealers" as follows:

--------------------------------------------------------------------------------------------------------------
                                     NAME OF                    TYPE OF SECURITY      DOLLAR AMOUNT AT
FUND                              BROKER/DEALER                      HELD                  FYE
--------------------------------------------------------------------------------------------------------------
Government Money Market           Deutsche Bank Securities      Debt                  $63,671
Fund                              ----------------------------------------------------------------------------
                                  South Street Securities       Debt                  $85,000
--------------------------------------------------------------------------------------------------------------
                                  Bank of America               Debt                  $2,026
                                  ----------------------------------------------------------------------------
                                  JP Morgan Chase               Debt                  $1,012
                                  ----------------------------------------------------------------------------
Core Bond Fund                    Morgan Stanley                Debt                  $4,134
--------------------------------------------------------------------------------------------------------------
Value Fund                        Citigroup                     Equity                $2,609
--------------------------------------------------------------------------------------------------------------
Growth Fund                       Bank of NY                    Equity                $1,918
--------------------------------------------------------------------------------------------------------------
                                  JP Morgan Chase               Equity                $397
                                  ----------------------------------------------------------------------------
Diversified Income Fund           Morgan Stanley                Equity                $508
--------------------------------------------------------------------------------------------------------------

PORTFOLIO HOLDINGS


The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, Sub-Adviser, the Funds' principal underwriter or any affiliated person of the Funds, the Adviser, Sub-Adviser or the Funds' principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer and Fund portfolio manager(s) (the "Authorized Persons") to dually authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Persons report quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each April 30, July 31, October 31 and January 31). The Funds will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Funds' complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters is available in shareholder reports filed with the SEC on Form N-CSR. The Fund provides a full list of holdings as of the last business day of the previous month in monthly holdings reports filed with the SEC on Form N-MFP and at http://aicfundholdings.com/Intermediate%20Page/MoneyMarket_FundList.html. This information will be provided on the Fund's website monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

Fund filings on Form N-Q, Form N-CSR and Form N-MFP are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Funds include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-990-2434.

Each Fund (except the Government Money Market Fund) posts on the internet at http://aicfundholdings.com/, a detailed list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, each Fund (except the Government Money Market Fund) posts on the internet the 10 largest portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. The Government Money Market Fund posts on the internet at http://aicfundholdings.com, a complete list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end, five (5) business days after the end of the calendar month. The postings generally remain until replaced by new postings as described above. The information on the Funds' website is publicly available. The advisers may exclude any portion of the portfolio holdings from publication when deemed in the best interest of a Fund.

The Funds' policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law: (i) required to maintain the confidentiality of the information; and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser, Sub-Adviser and their affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers, proxy voting service providers and pricing information vendors may also receive portfolio holdings information, as necessary, in connection with their services to the Funds.


DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the

Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS


The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


PROXY VOTING


The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the Diversified International Fund to the Sub-Adviser. The Adviser and the Sub-Adviser will each vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B and Appendix C to this SAI.


The Trust is required to disclose annually each Fund's complete proxy voting records during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-800-990-2434 or by writing to the Funds at Hancock Horizon Funds, 2600 Citiplace Drive, Suite 200, Baton Rouge, Louisiana 70808 and (ii) on the SEC's website at http://www.sec.gov.

5% AND 25% SHAREHOLDERS


As of May 5, 2014, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF RECORD        CLASS OF SHARES          NUMBER OF SHARES      PERCENT OF CLASS
          OWNER
------------------------------------------------------------------------------------------------------
U.S. SMALL CAP FUND
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      6,894.876             97.2149%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
NFS ACLU FOUNDATION OF            Class C                  4,840.941             39.5939%
LOUISIANA
PO Box 56157
New Orleans, LA 70156
------------------------------------------------------------------------------------------------------
NFS DENNIS BELL                   Class C                  2,666.667             21.8106%
PO Box 275
St. Francisville, LA 70775
------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC. FBO        Class C                  1,690.331             13.8251%
VANESSA METTI & LUCY
BENHAM
Franklin, LA
------------------------------------------------------------------------------------------------------
OPPENHEIMER & CO. INC. FBO        Class C                  1,513.171             12.3762%
THERESA A GRABER AND
THOMAS GRABER JTTEN
15472 Highway 10
Chesterfield, MI 48047
------------------------------------------------------------------------------------------------------
NFS FBO JARROD POLLET             Class C                  672.139               5.4974%
9235 Villa Crossing Dr.
Greenwell Springs, LA 70739
------------------------------------------------------------------------------------------------------
NFSC                              Class A                  24,489.619            41.6278%
2600 Citiplace Dr., STE 100
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFS SHAUN A MAYEUX                Class A                  3,239.328             5.5062%
30315 Mistletoe Court
Spanish Fort, AL 36527
------------------------------------------------------------------------------------------------------
DIVERSIFIED INCOME FUND
------------------------------------------------------------------------------------------------------
HANCO GAIN                        Institutional Class      1,639,655.015         45.5316%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      1,132,185.564         31.4397%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      524,791.836           14.5729%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      303,686.737           8.433%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
MORGAN STANLEY                    Class C                  25,008.217            30.6977%
1 New York Plaza, 12th Floor
New York, NY 10004
------------------------------------------------------------------------------------------------------
NFS FBO NATHAN MILLER             Class C                  13,184.913            16.1845%
672 W Dave Dugas Rd
Sulphur, LA 70665
------------------------------------------------------------------------------------------------------
NFS KEVIN GRAVES                  Class C                  7,083.932             8.6955%
5000 Basinview Dr.
New Orleans, LA 70126
------------------------------------------------------------------------------------------------------
NFS CAROLYN S MELTON              Class C                  5,132.704             6.3004%
138 Redbud Way
Pass Christian, MS 39571
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  77,320.91             11.6098%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------


                                      S-85


------------------------------------------------------------------------------------------------------
NFS CAROLYN S MELTON              Class A                  34,827.951            5.2294%
138 Redbud Way
Pass Christian, MS 39571
------------------------------------------------------------------------------------------------------
DIVERSIFIED INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------
MERRILL LYNCH, PIERCE, FE         Institutional Class      7,540,132.788         35.4615%
4800 Deer Lake Drive East
Jacksonville, FL 32246
------------------------------------------------------------------------------------------------------
DINGLE & CO.                      Institutional Class      2,147,571.696         10.1001%
14 Watering Lane
Detroit, MI
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      1,816,179.931         8.5415%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO GAIN                        Institutional Class      1,784,262.886         8.3914%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      1,356,287.555         6.3786%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
WELLS FARGO BANK, N.A. FB         Institutional Class      1,300,106.678         6.1144%
PO Box 1533
Minneapolis, MN 55480
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      1,084,882.44          5.1022%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
J.P. MORGAN CLEARING CORP.       Class C                   1,499.423             17.2974%
FBO 741-93637-13
3 Chase Metrotech Center
Brooklyn, NY 11245-0001
------------------------------------------------------------------------------------------------------
NFS FBO LINDA W CROWSON           Class C                  910.651               10.5053%
8649 Lovas Trl
Trinity, FL 34655
------------------------------------------------------------------------------------------------------
NFSC WAYNE M STEIN SR             Class C                  485.533               5.6011%
42621 South Pleasant Ridge Ext
Ponchatoula, LA 70454
------------------------------------------------------------------------------------------------------
NFS FBO REBECCA A THOMAS          Class C                  455.835               5.2585%
2502 Nightingale Ln
Bradenton, Fl 34209
------------------------------------------------------------------------------------------------------
NEW YORK LIFE TRUST               Class A                  626,670.296           29.2384%
COMPANY
169 Lackawanna Ave
Parsippany, NJ 07054
------------------------------------------------------------------------------------------------------
WELLS FARGO BANK FBO              Class A                  586,723.201           27.3746%
1525 West WT Harris BLVD
Charlotte, NC 28288-1076
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  172,619.573           8.0538%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------



                                      S-86


------------------------------------------------------------------------------------------------------
BURKENROAD SMALL CAP FUND
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  3,827,783.069         31.1724%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
MORGAN STANLEY                    Class A                  1,830,199.639         14.9046%
1 New York Plaza, 12th Floor
New York, NY 10004
------------------------------------------------------------------------------------------------------
MERRILL LYNCH                     Class A                  718,456.705           5.8509%
4800 Deer Lake Drive East
Jacksonville, FL 32246
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class D                  85,068.179            8.9918%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
NFS FEBO CENTURY BANK DBA         Class D                  47,300.603            4.9997%
M&F TRUSCO
PO Box 768
Milledgeville, GA 31059
------------------------------------------------------------------------------------------------------
QUANTITATIVE LONG/SHORT FUND
HANCO GAIN                        Institutional Class      1,478,982.567         47.2912%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      788,082.406           25.1993%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      386,304.29            12.3522%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      342,664.868           10.9568%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
MORGAN STANLEY                    Class C                  42,338.838            82.9618%
1 New York Plaza, 12th Floor
New York, NY 10004
------------------------------------------------------------------------------------------------------
JOELC OLBRICHT FBO                Class C                  4,318.886             8.4627%
OLBRICHT GROUP LLC 401(K)
PROFIT
6 Mary E Clark Drive, Suite 6
Hampstead, NH 03841
------------------------------------------------------------------------------------------------------
MORGAN STANLEY                    Class A                  483,786.697           42.4522%
1 New York Plaza, 12th Floor
New York, NY 10004
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  117,645.786           10.3234%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
GROWTH FUND
HANCO GAIN                        Institutional Class      2,528,716.212         45.4569%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      1,884,619.249         33.8784%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------



                                      S-87


------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      693,461.132           12.4658%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      447,881.798           8.0512%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFS FBO GEORGE E MCNUTT           Class C                  6,342.758             18.4067%
370 S. Lakeshore Drive
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFSC FEBO GOTECH INC              Class C                  4,065.308             11.7975%
8383 Bluebonnet BLVD
Baton Rouge, LA 70810
------------------------------------------------------------------------------------------------------
NFSC FBO WAYNE M STEIN SR         Class C                  2,182.553             6.3338%
12180 River Highlands Dr
St. Amant, LA 70774
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  573,098.588           44.4932%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
VALUE FUND
HANCO GAIN                        Institutional Class      2,177,162.042         45.1885%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      1,595,206.616         33.1096%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      608,068.508           12.6208%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      390,010.743           8.0949%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFSC FEBO GOTECH INC              Class C                  6,559.305             14.9316%
8383 BlueBonnet Blvd
Baton Rouge, LA 70810
------------------------------------------------------------------------------------------------------
LPL FINANCIAL A/C 1386-4          Class C                  4,849.093             11.0385%
9785 Towne Center Drive
San Diego, CA 92121-1968
------------------------------------------------------------------------------------------------------
NFS FBO GEORGE E MCNUTT           Class C                  4,791.889             10.9083%
370 S. Lakeshore Drive
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  502,516.269           26.8236%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
MISSISSIPPI TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      310,710.183           59.9623%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO GAIN                        Institutional Class      181,244.463           34.9774%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------


                                      S-88


------------------------------------------------------------------------------------------------------
SEI INVESTMENTS                   Class C                  5.938                 50%
530 East Swedesford Road
Wayne, PA 19087
------------------------------------------------------------------------------------------------------
HANCO                             Class C                  5.938                 50%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFS FEBO WILLIAM H                Class A                  145,854.166           14.5014%
BOURGEOIS
117 Paradise LN
Bay St. Louis, MS 39520
------------------------------------------------------------------------------------------------------
NFS LLC FEBO DOUGLAS E            Class A                  67,005.306            6.6619%
BOURGEOIS
7055 Firetower RD
Kiln, MS 39556
------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
HANCO                             Institutional Class      62,945,648.9          64.8519%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      34,114,889.83         35.148%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Sweep      11,910,312.64         100%
2600 Citiplace Dr., STE 200       Class
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFSC                              Class A                  148,645,574.92        65.357%
------------------------------------------------------------------------------------------------------
HANCO                             Class A                  78,494,894.71         34.5129%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
LOUISIANA TAX-FREE INCOME FUND
------------------------------------------------------------------------------------------------------
HANCO GAIN                        Institutional Class      197,252.023           63.6963%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      78,538.179            25.3614%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      33,885.397            10.9422%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
SEI INVESTMENTS                   Class C                  5.914                 50%
530 East Swedesford Road
Wayne, PA 19087
------------------------------------------------------------------------------------------------------
HANCO                             Class C                  5.914                 50%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFS LLC FEBO JACOB J COHEN        Class A                  60,949.856            12.1113%
3650 18th St
Metairie, LA 70002
------------------------------------------------------------------------------------------------------
NFS LLC FEBO ROBERT E             Class A                  42,692.273            8.4834%
ADAMS
141 Maxwell LN
Marrero, LA 70072
------------------------------------------------------------------------------------------------------

                                      S-89


------------------------------------------------------------------------------------------------------
NFS LLC FEBO KENNETT F            Class A                  29,963.999            5.9541%
STEWART
11266 HWY 23
Belle Chasse, LA 70037
------------------------------------------------------------------------------------------------------
Core Bond Fund
HANCO GAIN                        Institutional Class      7,108,654.932         49.5461%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Institutional Class      3,529,581.728         24.6005%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
HANCO                             Institutional Class      2,578,067.894         17.9687%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
HANCO REINVEST                    Institutional Class      1,116,476.541         7.7816%
2600 Citiplace Dr., STE 200
Baton Rouge, LA 70808
------------------------------------------------------------------------------------------------------
NFS LLC FEBO COURTNEY A           Class C                  14,827.995            9.2638%
BENSON
172 Islander DR
Slidell, LA 70458
------------------------------------------------------------------------------------------------------
NFS FBO MR MICHAEL D COLE         Class C                  10,693.159            6.6805%
9485 177th Rd
Live Oak, FL 32060
------------------------------------------------------------------------------------------------------
NFS FBO MRS GWENN B               Class C                  8,922.294             5.5742%
HARRISON
1306 Pawnee Pointe CT
Tallahassee, FL 32312
------------------------------------------------------------------------------------------------------
CHARLES SCHWAB & CO., INC.        Class A                  1,158,896.822         45.3188%
101 Montgomery St
San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.


DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATING SCALE


Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.


DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATING SCALE


P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature").

The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.


C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.


DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).


In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.


DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.


CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C 'Exceptionally high levels of credit risk. C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.


Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.


DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                      HORIZON ADVISERS PROXY VOTING POLICY

                             PROXY VOTING POLICIES

                           I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

     o    long-term corporate performance record relative to a market index;

     o    composition of board and key board committees;

     o    nominee's attendance at meetings (past two years);

     o    nominee's investment in the company;

     o    whether a retired CEO sits on the board; and

     o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;

     o    board decisions regarding executive pay;

     o    director compensation;

     o    number of other board seats by nominee; and

     o    interlocking directorships.

B. CHAIRMAN AND CEO IS THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; AND (2) only if the director's legal expenses would be covered.

G. CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                               II. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a following factors:

CASE-BY-CASE basis, considering the

     o long-term financial performance of the target company relative to its industry;

     o    management's track record;

     o    background to the proxy contest;

     o    qualifications of director nominees (both slates);

     o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     o    stock ownership positions.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                 III. AUDITORS

RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

                           IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                            V. TENDER OFFER DEFENSES

A. POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposal to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                    VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the package items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

                             VII. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measures the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to an allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles, and within each quartile an "allowable increase" for company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase", we will vote AGAINST the proposal.

B. REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase. If the company does have preferred shares outstanding, we will use the criteria set forth in Section VII A.

D. SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any further earnings be?

o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?

o BANKRUPTCY -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                   VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-RELATED  COMPENSATION PROPOSALS

o    Amendments that Place a Cap on Annual Grant or Amend Administrative
     Features

     Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o    Amendments to Added Performance-Based Goals

     Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY- CASE basis.

o    Approval of Cash or Cash-and-Stock Bonus Plans

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTORS PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C. GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

E. 401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

                           IX. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                    X. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o    anticipated financial and operating benefits;

o    offer price (cost vs. premium);

o    prospects of the combined companies;

o    how the deal was negotiated; and

o    changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                            XI. MUTUAL FUND PROXIES

A. ELECTION OF TRUSTEES

We vote on trustee nominations on a CASE-BY-CASE basis.

B. INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C. FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D. DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.

                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o    the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company-specific action;

o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o    what other companies have done in response to the issue;

o    whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

o    Energy and Environment

o    South Africa

o    Northern Ireland

o    Military Business

o    Maquiladora Standards and International Operations Policies

o    World Debt Crisis

o    Equal Employment Opportunity and Discrimination

o    Animal Rights

o    Product Integrity and Marketing

o    Human Resources Issues

CONFLICTS OF INTEREST

VOTING BY ADVISER

The following procedures prescribe a three-step process for the Proxy Committee (or its equivalent) to use when an adviser, either directly or through an affiliate, may have a conflict of interest when voting proxies. The first step is to identify those issuers with which the adviser or its affiliates (collectively, the "adviser") has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the adviser's conflict of interest may be material. The third step is to determine how to vote proxies involving a material conflict of interest. These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(A) IDENTIFYING THOSE ISSUERS WITH WHICH THE ADVISER MAY HAVE A CONFLICT OF INTEREST

The Proxy Committee will use the following four steps to identify issuers with which it may have a conflict of interest. The Proxy Committee will maintain a list of such issuers.

1. SIGNIFICANT BUSINESS RELATIONSHIPS -- The Committee will maintain a list of issuers with which the adviser may have a significant business relationship such as, for example, where the fund's adviser also manages a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to an issuer whose securities are held by the fund and whose management is soliciting proxies. For this purpose, a "significant business relationship" is any business relationship with a publicly traded company where loans, deposits, or assets under administration exceed $25 million OR annual fees received from a client are in excess of $250,000; and (2) may not directly involve revenue to the adviser or its affiliates but is otherwise determined by the Committee to be significant to the adviser or its affiliates where a key client also has a relationship with a publicly traded corporation where Hancock's relationship with that client may be adversely affected if we do not vote in accordance with his/her wishes on a particular proxy proposal. For example, Hancock has a substantial lending relationship with ABC Company where Mr. Joe Smith is the owner. Mr. Smith is also a director for XYZ, Inc., a publicly traded corporation. Mr. Smith knows XYZ, Inc. is a holding of Hancock Horizon Burkenroad Small Cap Fund and he strongly urges Hancock to vote for the executive compensation package which is currently proposed by management.

2. SIGNIFICANT PERSONAL/FAMILY RELATIONSHIPS -- The Committee will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how the adviser votes proxies. To identify any such relationships, the Committee shall obtain information on a regular basis about any significant personal/family relationship between any employee of the adviser who is involved in the proxy voting process (e.g., portfolio managers, members of the Committee, senior management, as applicable) and senior employees of issuers for which the adviser may vote proxies.

3. CONTACT WITH PROXY COMMITTEE MEMBERS -- The Proxy Committee should ensure that the adviser and its affiliates adopt procedures reasonably designed to prevent employees who are not involved in the proxy voting process from attempting to influence how the adviser votes any proxy. At a minimum, these procedures should provide that, if a person employed by the adviser not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member will immediately contact the Trust Department Compliance Officer who will determine: (1) whether the adviser should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, whether the member of the Committee who was contacted should recluse himself/herself from all further matters regarding the proxy.

4. DUTIES OF THE PROXY COMMITTEE - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Proxy Committee shall rely on publicly available information about the adviser and its affiliates, information about the adviser and its affiliates that is generally known by employees of the adviser,(2) and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the adviser where the information is
(i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.

In connection with the consideration of any proxy voting matters under this policy, each member of the Proxy Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this policy.

(B) IDENTIFYING THOSE PROXY PROPOSALS WHERE THE ADVISER'S CONFLICT IS MATERIAL

If the adviser receives a proxy relating to an issuer with which it has a conflict of interest (as determined in (a) above), the Proxy Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then the adviser can vote the proxy in accordance with its proxy voting procedures; if so, the adviser may vote on any such proposal only in accordance with (c) below.(3) The Committee shall determine whether a proposal is material as follows:

1. ROUTINE PROXY PROPOSALS -- Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "routine" for purposes of this policy.(4)

2. NON-ROUTINE PROXY PROPOSALS -- Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for the adviser, unless the Committee determines that the adviser's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans). The Committee shall adopt procedures specifically designed

----------
2 The procedures provide that the Committee should be aware of information about the adviser or its affiliates that is generally known by employees of the adviser, but it does not extend this knowledge to information about the adviser's affiliates that is generally known by employees of the adviser's affiliates (unless, of course, such information also is generally known by the adviser's employees).

3 Alternatively, an adviser may determine that, if it has a conflict with respect to ANY specific proposal in a proxy, it will vote ALL proposals in that proxy in accordance with one of the procedures set forth in (c) below.

for the adviser's circumstances that identify those proposals that the adviser will consider to be "non-routine" for purposes of this policy.

3. DETERMINING THAT A NON-ROUTINE PROPOSAL IS NOT MATERIAL -- As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the adviser's conflict with the issuer. The Committee shall record in writing the basis for any such determination.

(C) DETERMINING HOW TO VOTE PROXIES INVOLVING A MATERIAL CONFLICT OF INTEREST

For any proposal where the Proxy Committee determines that the adviser has a material conflict of interest, the adviser will vote that proxy regarding the proposal by using an independent third party (such as a proxy voting service) to vote the specific proposal that involves a conflict.

                                   APPENDIX C

PROXY POLICIES

As a general rule, EARNEST Partners (the "Adviser") will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

o The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

o The Adviser will not announce its voting intentions or the reasons for a particular vote.

o The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

o The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

o All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

PROXY PROCEDURES

The Adviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser's Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.

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                 Transparency. Inclusiveness. Global Expertise.

                 2014 Taft-Hartley U.S. Proxy Voting Guidelines

                                  January 2014

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                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com

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TABLE OF CONTENTS

PROXY VOTING POLICY STATEMENT AND GUIDELINES ................................  6

DIRECTOR ELECTIONS ..........................................................  7
     Voting on Director Nominees in Uncontested Elections ...................  7
       BOARD INDEPENDENCE ...................................................  8
       BOARD COMPETENCE .....................................................  8
       BOARD ACCOUNTABILITY .................................................  8
       BOARD RESPONSIVENESS ................................................. 10
     Voting for Director Nominees in Contested Elections .................... 10
     Independent Directors .................................................. 11
     Non-Independent Chairman ............................................... 11
     Excessive Directorships ................................................ 12
     Director Performance Evaluation ........................................ 12
     Director Diversity ..................................................... 13
     Stock Ownership Requirements ........................................... 13
     Classified Boards ~ Annual Elections ................................... 14
     Board and Committee Size ............................................... 14
     Limit Term of Office ................................................... 15
     Cumulative Voting ...................................................... 15
     Failure to Act on Shareholder Proposals Receiving Majority Support ..... 16
     Votes Against or Withholds from Directors for Shareholder
        Rights Plan (i.e. Poison Pills) ..................................... 16
     Shareholder Access to the Proxy ........................................ 17
     Majority Threshold Voting Requirement for Director Elections ........... 17
     CEO Succession Planning ................................................ 18
     Establish an Office of the Board ....................................... 18
     Director and Officer Liability Protection .............................. 18
     Director and Officer Indemnification ................................... 18

COMPENSATION ................................................................ 19
     EVALUATION OF EXECUTIVE PAY ............................................ 19
     Pay-For-Performance Evaluation ......................................... 21
     Problematic Compensation Practices ..................................... 22
     Board Communications and Responsiveness ................................ 24
     Advisory Votes on Executive Compensation -- Management
        Say-on-Pay Proposals ................................................ 25
     Frequency of Advisory Vote on Executive Compensation -- Management
        Say on Pay .......................................................... 26
     Advisory Vote on Golden Parachutes in an Acquisition, Merger,
        Consolidation, or Proposed Sale ..................................... 26
     METHODOLOGY FOR ANALYZING PAY PLANS .................................... 27
     Stock Option Plans ..................................................... 28
     Voting Power Dilution (VPD) Calculation ................................ 28
     Fair Market Value, Dilution and Repricing .............................. 29
     Burn Rate .............................................................. 29
     Executive Concentration Ratio .......................................... 29
     Evergreen Provisions ................................................... 29
     Option Exchange Programs/Repricing Options ............................. 29
     Restricted Stock ....................................................... 30
     Employee Stock Purchase Plans (ESPPs) .................................. 30
     Employee Stock Ownership Plans (ESOPs) ................................. 31
     OBRA-Related Compensation Proposals .................................... 31
     Golden and Tin Parachutes .............................................. 32



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     SHAREHOLDER PROPOSALS ON COMPENSATION .................................. 32
     Disclosure of Executive and Director Pay ............................... 32
     Limit Executive and Director Pay ....................................... 32
     Executive Perks and Retirement/Death Benefits .......................... 32
     Executive Holding Periods .............................................. 33
     Pay for Superior Performance ........................................... 33
     Performance-Based Options .............................................. 33
     Tax Gross-up Proposals ................................................. 33
     Advisory Vote on Executive Compensation (Say-on-Pay)
        Shareholder Proposals ............................................... 34
     Compensation Consultants - Disclosure of Board or Company's
        Utilization ......................................................... 34
     Adopt Anti-Hedging/Pledging/Speculative Investments Policy ............. 34
     Bonus Banking/Bonus Banking "Plus" ..................................... 34
     Termination of Employment Prior to Severance Payment and
        Eliminating Accelerated Vesting of Unvested Equity .................. 34
     Recoup Bonuses ......................................................... 34
     Link Compensation to Non-Financial Factors ............................. 34
     Pension Plan Income Accounting ......................................... 34

AUDITORS .................................................................... 35
     Auditor Independence ................................................... 35
     Auditor Ratification ................................................... 35
     Auditor Rotation ....................................................... 36
     Auditor Indemnification and Limitation of Liability .................... 36
     Disclosures Under Section 404 of Sarbanes-Oxley Act .................... 37
     Adverse Opinions ....................................................... 37

TAKEOVER DEFENSES ........................................................... 38
     Poison Pills ........................................................... 38
     Net Operating Loss (NOL) Poison Pills/Protective Amendments ............ 38
     Greenmail .............................................................. 39
     Shareholder Ability to Remove Directors/Fill Vacancies ................. 39
     Shareholder Ability to Alter the Size of the Board ..................... 40

SHAREHOLDER RIGHTS .......................................................... 41
     Confidential Voting .................................................... 41
     Shareholder Ability to Call Special Meetings ........................... 41
     Shareholder Ability to Act by Written Consent .......................... 41
     Unequal Voting Rights .................................................. 41
     Supermajority Shareholder Vote Requirement to Amend the
        Charter or Bylaws ................................................... 42
     Supermajority Shareholder Vote Requirement to Approve Mergers .......... 42
     Reimbursing Proxy Solicitation Expenses ................................ 43
     Exclusive Venue ........................................................ 43
     Bundled Proposals ...................................................... 43

MERGERS & ACQUISITIONS / CORPORATE RESTRUCTURINGS ........................... 44
     Fair Price Provisions .................................................. 44
     Appraisal Rights ....................................................... 45
     Corporate Restructuring ................................................ 45
     Spin-offs .............................................................. 45
     Asset Sales ............................................................ 45
     Liquidations ........................................................... 45
     Going Private Transactions (LBOs, Minority Squeezeouts) ................ 45


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     Changing Corporate Name ................................................ 46
     Plans of Reorganization (Bankruptcy) ................................... 46

CAPITAL STRUCTURE ........................................................... 47
     Common Stock Authorization ............................................. 47
     Reverse Stock Splits ................................................... 47
     Preferred Stock Authorization .......................................... 48
     Adjust Par Value of Common Stock ....................................... 48
     Preemptive Rights ...................................................... 49
     Debt Restructuring ..................................................... 49

STATE OF INCORPORATION ...................................................... 50
     Voting on State Takeover Statutes ...................................... 50
     Reincorporation Proposals .............................................. 50
     Offshore Reincorporations and Tax Havens ............................... 50

CORPORATE RESPONSIBILITY & ACCOUNTABILITY ................................... 52

I. GENERAL CSR RELATED ...................................................... 53
     Special Policy Review and Shareholder Advisory Committees .............. 53
     International Financial Related ........................................ 53
     Affirm Political Non-Partisanship ...................................... 53
     Political Contributions, Lobbying Reporting & Disclosure ............... 53
     Military Sales ......................................................... 54
     Report on Operations in Sensitive Regions or Countries ................. 54

II. ENVIRONMENT & CLIMATE CHANGE ............................................ 55
     Greenhouse Gas Emissions ............................................... 55
     Investment in Renewable Energy ......................................... 55
     Sustainability Reporting and Planning .................................. 56
     Operations in Protected or Sensitive Areas ............................. 56
     Hydraulic Fracturing ................................................... 56
     Recycling Policy ....................................................... 57
     Endorsement of CERES Principles ........................................ 57
     Land Use ............................................................... 57
     Water Use .............................................................. 58

III. WORKPLACE PRACTICES & HUMAN RIGHTS ..................................... 58
     Equal Employment Opportunity ........................................... 58
     High-Performance Workplace ............................................. 58
     Workplace Safety ....................................................... 58
     Non-Discrimination in Retirement Benefits .............................. 59
     Fair Lending Reporting and Compliance .................................. 59
     MacBride Principles .................................................... 59
     Contract Supplier Standards ............................................ 60
     Corporate and Supplier Codes of Conduct ................................ 60


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IV CONSUMER HEALTH & PUBLIC SAFETY .......................................... 61
     Phase-out or Label Products Containing Genetically
        Engineered Ingredients .............................................. 61
     Tobacco-Related Proposals .............................................. 61
     Toxic Emissions ........................................................ 61
     Toxic Chemicals ........................................................ 61
     Nuclear Safety ......................................................... 62
     Concentrated Area Feeding Operations (CAFOs) ........................... 62
     Pharmaceutical Product Reimportation ................................... 62
     Pharmaceutical Product Pricing ......................................... 63

DISCLOSURE/DISCLAIMER ....................................................... 64

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TAFT-HARTLEY ADVISORY SERVICES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of ISS' Taft-Hartley Advisory Services. The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940.

Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services' clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services' guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services' compliance with its responsibilities and will facilitate clients' monitoring of Taft-Hartley Advisory Services. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.



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DIRECTOR ELECTIONS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation. We evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Director accountability, independence and competence have become issues of prime importance to investors given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

BOARD INDEPENDENCE: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

BOARD COMPETENCE: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director's ability to effectively serve in shareholders' best interests.

BOARD ACCOUNTABILITY: Practices that promote accountability include: transparency into a company's governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

BOARD RESPONSIVENESS: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive low shareholder support, and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific director nominee WITHHOLD/AGAINST(1) votes can be triggered by one or more of the following factors:

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(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.


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BOARD INDEPENDENCE

     o Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);

     o Lack of a board that is at least two-thirds (67 percent) independent -- i.e. where the composition of non- independent board members is in excess of 33 percent of the entire board;

     o    Lack of an independent board chair;

     o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or

     o Failure to establish any key board committees (i.e. audit, compensation, or nominating).

BOARD COMPETENCE

     o Attendance of director nominees at board and committee meetings of less than 75 percent in one year without valid reason or explanation; or

     o Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

BOARD ACCOUNTABILITY

Vote AGAINST/WITHHOLD from the entire board of directors, (except new nominees, who should be considered on a CASE-BY-CASE-BASIS) if:

PROBLEMATIC TAKEOVER DEFENSES

     o The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;

     o If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;

     o The company's poison pill has a "dead- hand" or "modified dead-han d" feature; or

     o The board adopts a pill or makes a material adverse change to an existing pill without shareholder approval.

GOVERNANCE FAILURES

     o The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc. ;

     o Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

     o Material failures of governance, stewardship, risk oversight , or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company; or

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(2) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.


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     o Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

PROBLEMATIC COMPENSATION PRACTICES/PAY-FOR-PERFORMANCE MISALIGNMENT

Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash or equity awards).

Vote AGAINST or WITHHOLD votes from members of the Compensation Committee and potentially the full board if:

     o There is a misalignment between CEO pay and company performance (see PAY-FOR-PERFORMANCE policy);

     o The company maintains PROBLEMATIC PAY PRACTICES including OPTIONS BACKDATING, excessive perks and overly generous employment contracts etc. ;

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

     o There is evidence that management/board members are using company stock in hedging activities.

Vote CASE-BY-CASE on Compensation Committee members (or, potentially, the full board) and the Management Say-on-Pay proposal if:

     o The company's previous say-on-pay proposal received low levels of investor support, taking into account:

          o The company's response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;

          o    Whether the issues raised are recurring or isolated;

          o    The company's ownership structure; and

          o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

PROBLEMATIC AUDIT-RELATED PRACTICES

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote AGAINST or WITHHOLD votes from the members of the Audit Committee when:

     o    Consulting (i. e. non-audit) fees paid to the auditor are excessive;

     o    Auditor ratification is not included on the proxy ballot;

     o The company receives an adverse opinion on the company's financial statements from its auditor;

     o There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or


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     o Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

BOARD RESPONSIVENESS

Vote AGAINST/WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year; or

     o The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

     o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

     o    The company's ownership structure and vote results;

     o Whether there are compensation concerns or a history of problematic compensation practices; and

     o The previous year's support level on the company's say-on-pay proposal.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Background to the proxy contest;

     o    Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);


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     o    Stock ownership positions.

INDEPENDENT DIRECTORS

Board independence from management is of vital importance to a company and its shareholders. Accordingly, we believe votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

     o Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) where the entire board is not at least two-thirds (67 percent) independent.

     o Generally vote AGAINST or WITHHOLD votes from non-independent director nominees (insiders and affiliated outsiders) when the nominating, compensation and audit committees are not fully independent.

     o Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.

     o Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

     o Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

NON-INDEPENDENT CHAIRMAN

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is the general view of many institutions that a person should only serve in the position of joint CEO and chairman on a temporary basis, and that these positions should be separated following their provisional combination.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, Taft-Hartley fiduciaries believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs.

Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with


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management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

     o Generally vote AGAINST or WITHHOLD votes from any non-independent director who serves as board chairman.

     o Generally vote AGAINST or WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

     o Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

     o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

EXCESSIVE DIRECTORSHIPS

As new regulations mandate that directors be more engaged and vigilant in protecting shareholder interests or else risk civil and/or criminal sanctions, board members have to devote more time and effort to their oversight duties. Recent surveys of U.S. directors confirm a desire for limiting board memberships, to between three and five seats. In view of the increased demands placed on corporate board members, Taft-Hartley fiduciaries believe that directors who are overextended may be impairing their ability to serve as effective representatives of shareholders. Taft-Hartley Advisory Services will vote against or withhold from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

     o Generally vote AGAINST or WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, vote AGAINST or WITHHOLD from director nominees who are:

          o CEOs of publicly traded companies who serve on more than two public boards besides their own. NOTE: Taft-Hartley Advisory Services will vote against or withhold from overboarded CEO directors only at their (3) outside directorships and not at the company in which they presently serve as CEO); or

          o Non-CEO directors who serve on more than five public company boards.

DIRECTOR PERFORMANCE EVALUATION

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one- and three-year period.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of our framework for assessing director performance, we will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders.

(3) Although all of a CEO's subsidiary boards will be counted as separate boards, Taft-Hartley Advisory Services will not recommend a withhold/against vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.


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When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company's response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, we may also consider the company's five-year total shareholder return and five-year operational metrics in our evaluation.

*    Problematic provisions include but are not limited to:

     o    A classified board structure;

     o    A supermajority vote requirement;

     o Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

     o    The inability for shareholders to call special meetings;

     o    The inability for shareholders to act by written consent;

     o    A dual-class structure; and/or

     o    A non-shareholder approved poison pill.

Vote AGAINST/WITHHOLD votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

DIRECTOR DIVERSITY

Gender and ethnic diversity are important components on a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

     o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

     o    Support endorsement of a policy of board inclusiveness.

     o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.


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     o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

CLASSIFIED BOARDS ~ ANNUAL ELECTIONS

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases. Classified boards can reduce director accountability by shielding directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders' reactions to their actions because they would not be up for election in that year. Ultimately, in these cases, the full board should be responsible for the actions of its directors.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company. Nevertheless, empirical evidence strongly suggests that staggered boards are generally not in the shareholders' best interest. In addition to shielding directors from being held accountable by shareholders on an annual basis, a classified board can entrench management and effectively preclude most takeover bids or proxy contests.

     o Vote AGAINST management or shareholder proposals seeking to classify the board when the issue comes up for vote.

     o Vote FOR management or shareholder proposals to repeal a company's classified board structure.

     o If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, we may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

BOARD AND COMMITTEE SIZE

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

     o Generally vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats.

     o Generally vote AGAINST any proposal seeking to amend the company's board size to more than fifteen seats;


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     o Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLD or AGAINST votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board. When evaluating shareholder proposals on director term limits, consider whether the company's performance has been poor and whether problematic or entrenching governance provisions are in place at the company. Additionally, consider board independence, including whether the board chair is independent.

     o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme, the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Thus, under a cumulative voting scheme shareholders have the opportunity to elect a minority representative to a board by cumulating their votes, thereby ensuring minority representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding-the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company's board of directors. Cumulative voting and majority voting are two different voting mechanisms designed to achieve two different outcomes. While cumulative voting promotes the interests of minority shareholders by allowing them to get some representation on the board, majority voting promotes a democratic election of directors for all shareholders and ensures board accountability in uncontested elections. Though different in philosophic view, cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board.

In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

At controlled companies, where majority insider control would preclude minority shareholders from having any representation on the board, cumulative voting would allow such representation and shareholder proposals for cumulative voting would be supported.

     o    Generally vote AGAINST proposals to eliminate cumulative voting;

     o Generally vote FOR proposals to restore or provide for cumulative voting unless:

          o The company has proxy access thereby allowing shareholders to nominate directors to the company's ballot; and

          o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

     o Vote FOR proposals for cumulative voting at controlled companies (where insider voting power exceeds 50%).


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FAILURE TO ACT ON SHAREHOLDER PROPOSALS RECEIVING MAJORITY SUPPORT

     o Generally vote AGAINST or WITHHOLD from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

VOTES AGAINST OR WITHHOLDS FROM DIRECTORS FOR SHAREHOLDER RIGHTS PLAN (I.E. POISON PILLS)

Institutional investors view shareholder rights plans, or poison pills, as among the most onerous of takeover defenses that may serve to entrench management and have a detrimental impact on their long-term share value. While recognizing that boards have a fiduciary duty to use all available means to protect shareholders' interests, as a best governance principle, boards should seek shareholder ratification of a poison pill (or an amendment thereof) within a reasonable period, to ensure that the features of the poison pill support the interests of shareholders and do not merely serve as a management entrenchment device. Boards that fail to do so should be held accountable for ultimately disregarding shareholders' interests. In applying this principle to voting in uncontested director elections, Taft-Hartley Advisory Services considers the term of the pill an important factor, as shorter term pills are generally less onerous as a takeover defense when compared to longer term pills, and may in some cases provide the board with a valuable tool to maximize shareholder value in the event of an opportunistic offer.

Companies that unilaterally adopt a long-term pill should be subject to a more frequent review --- at least once every three years, beginning the first year following the adoption and extending until the pill has expired or been redeemed. However, we believe special consideration must be given to the combination of a poison pill and a classified board; together they create a powerful anti-takeover and entrenchment device. Instead of only reviewing such companies every 3 years, an annual review is more appropriate. Under a 3-year review, the same class of directors would be receiving against or withhold recommendations, while the other 2 classes of directors would be shielded. An annual review would hold responsible all directors of classified boards for not putting the pill to a shareholder vote.

     o Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) at a company that has a dead-hand or modified dead-hand poison pill in place. Vote AGAINST/WITHHOLD every year until this feature is removed;

     o Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) if the board has adopted a poison pill with a term of more than 12 months ("long-term pill ") or renewed an y existing pill, including any "short-term " pill (12 months or less) without shareholder approval, and there is no requirement or commitment to put the pill to a binding shareholder vote. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.

     o Vote AGAINST or WITHHOLD votes from all nominees of the board of directors (except new nominees, who should be considered on a CASE-by-CASE basis) if the board makes a material, adverse change to an existing poison pill without shareholder approval.

     o Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

          o The date of the pill's adoption relative to the date of the next meeting of shareholders- i. e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

          o    The issuer's rationale;

          o    The issuer's governance structure and practices; and

          o    The issuer's track record of accountability to shareholders.


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SHAREHOLDER ACCESS TO THE PROXY

The current director election process as it exists leaves much to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a certain director candidate is to vote against or "withhold" support from that nominee. But because directors are still largely elected by a plurality (those nominees receiving the most votes win board seats) at a large proportion of firms in the U.S., nominees running unopposed are typically reelected despite shareholder opposition.

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management's proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

     o Consider on a CASE-BY-CASE basis proposals to provide shareholders the ability to nominate director candidates to be included on management's proxy card, taking into account, among other factors:

          o    Company-specific factors including:

               * Responsiveness to shareholders (e. g. failing to implement majority-supported shareholder proposals);

               *    Board and key committee independence;

               *    Problematic governance and compensation practices; and

               *    Past accounting or financial issues such as restatements.

          o    Proposal-specific factors, including:

               * The ownership thresholds proposed in the resolution (i. e. , percentage and duration);

               * The maximum proportion of directors that shareholders may nominate each year; and

               * The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

MAJORITY THRESHOLD VOTING REQUIREMENT FOR DIRECTOR ELECTIONS

Shareholders have expressed strong support for precatory resolutions on majority threshold voting since 2005, with a number of proposals receiving majority support from shareholders. Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S.

     o Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e. g. in contested elections).

     o Taft-Hartley Advisory Services may vote AGAINST/WITHHOLD votes from members of the board at companies without the carve-out for plurality voting in contested elections, as the use of a majority vote standard can act as an anti-takeover defense in contested elections. (e. g. although the dissident nominees may have received more shares cast, as long as the combination of withhold/against votes and the votes for the management nominees keep the dissident nominees under 50%, the management nominees will win, due to the holdover rules). This clearly contradicts the expressed will of shareholders.



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     o In addition to supporting proposals seeking a majority vote standard in director elections, we also support a post- election "director resignation policy" that addresses the situation of holdover directors to accommodate both shareholder proposals and the need for stability and continuity of the board.

CEO SUCCESSION PLANNING

     * Vote FOR proposals seeking disclosure on a CEO succession planning policy.

ESTABLISH AN OFFICE OF THE BOARD

     o Generally vote FOR shareholders proposals requesting that the board establish an OFFICE OF THE BOARD OF DIRECTORS in order to facilitate direct communication between shareholders and non-management directors, unless the company has effectively demonstrated via public disclosure that it already has an established structure in place.

DIRECTOR AND OFFICER LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence.

Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will likely oppose management proposals and support shareholder proposals in order to promote greater accountability.

     o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

DIRECTOR AND OFFICER INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. Taft-Hartley fiduciaries may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but should generally oppose indemnification when it is being proposed to insulate directors from actions that have already occurred.

     o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence that are more serious violations of fiduciary obligation than mere carelessness.

     o Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i. e. , "permissive indemnification") but that previously the company was not required to indemnify.

     o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.


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COMPENSATION

The housing market collapse and resulting credit crisis resulted in significant erosion of shareholder value, unprecedented levels of market volatility, and a lack of confidence among financial market participants. Many Taft-Hartley trustees have questioned the role of executive compensation in incentivizing inappropriate or excessive risk-taking behavior by executives that could threaten a corporation's long-term viability. Further, generous severance packages and other payments to departing executives of failed institutions have heightened attention on the issue of pay for performance.

Trustees of Taft-Hartley funds, which have lost significant value in their investments as a result of the financial crisis, have little patience for "pay for failure" and continue to press for the adoption of executive compensation practices aimed at creating and sustaining long-term shareholder value.

Companies have long argued that legally binding executive compensation obligations cannot be modified. The Capital Purchase Program implemented under the Emergency Economic Stabilization Act of 2008, the "bail out" program for the

U.S. financial system, set the tone for executive compensation reform and requires participating firms to accept certain limits and requirements on executive compensation, regardless of existing contractual arrangements. A number of firms agreed to these requirements.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain shareholder value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management "Say on Pay"), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of "Say on Pay" votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

EVALUATION OF EXECUTIVE PAY

Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. When evaluating executive and director pay programs and practices, Taft-Hartley Advisory Services looks for the following best practice considerations in the design and administration of executive compensation programs:

     o APPROPRIATE PAY-FOR-PERFORMANCE ALIGNMENT WITH EMPHASIS ON LONG-TERM SHAREHOLDER VALUE: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs.

     o AVOIDING ARRANGEMENTS THAT RISK "PAY FOR FAILURE": this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation.

     o INDEPENDENT AND EFFECTIVE COMPENSATION COMMITTEE: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e. g. , including access to independent expertise and advice when needed) should be promoted.

     o CLEAR, COMPREHENSIVE COMPENSATION DISCLOSURES: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.


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     o AVOIDING INAPPROPRIATE PAY TO NON-EXECUTIVE DIRECTORS: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance.

Examples of best pay practices include:

EMPLOYMENT CONTRACTS: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

SEVERANCE AGREEMENTS: Severance provisions should not be so appealing that they become an incentive for the executive to be terminated. The severance formula should be reasonable and not overly generous to the executive (e.g., use a reasonable severance multiple; use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events or for poor performance should not constitute "good reason" for termination with severance payments.

CHANGE-IN-CONTROL PAYMENTS: Change-in-control payments should be "double-triggered" -- i.e. payouts should only made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure. Change-in-control provisions should exclude excise tax gross-ups and should not authorize the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or lapsing of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS): SERPs should not include sweeteners that can increase the payout value significantly or even exponentially, such as additional years of service credited for pension calculations, or inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formulas should not include extraordinary annual bonuses paid close to the time of retirement and should be based on an average, not the maximum, level of compensation earned.

DEFERRED COMPENSATION: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.

DISCLOSURE PRACTICES: The Compensation, Discussion and Analysis should be written in plain English, with as little "legalese" as possible and formatted using section headers, bulleted lists, tables and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

RESPONSIBLE USE OF COMPANY STOCK: Companies should adopt policies that prohibit executives from speculating in company's stock or using company stock in hedging activities, such as "cashless" collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders' interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls) that could have a negative impact on the company's stock price.

LONG-TERM FOCUS: Executive compensation programs should be designed to support companies' long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value. Instead, long-term goals may be sacrificed to achieve short-term expectations to the detriment of shareholder value, as evidenced by the financial crisis.


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Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years does not necessarily provide a long-term focus, as executives can sell off the company shares once they vest. However, requiring senior executives to hold company stock until retirement or after retirement can encourage a long-term focus on company performance.

PAY-FOR-PERFORMANCE EVALUATION

Stock-based pay is often the main driver for excessive executive compensation, which could be fueled by poor plan design or administration. Therefore, it is important to closely examine any discrepancies between CEO pay and total shareholder returns over a sustained period of time in assessing equity-based compensation. Many investors do not consider standard stock options or time-vested restricted stock to be performance-based. If a company provides performance-based incentives to its executives, the company should provide complete disclosure of the performance measures and goals to allow shareholders to assess the rigor of the performance program. Complete and transparent disclosure enables shareholders to better comprehend the company's pay for performance linkage.

When financial or operational measures are utilized in incentive awards, the achievements related to these measures should ultimately translate into superior shareholder returns in the long-term. The use of non-GAAP financial metrics makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently.

Pay-for-performance should be a central tenet in executive compensation philosophy. In evaluating the degree of alignment between the CEO's pay with the company's performance over a sustained period, Taft-Hartley Advisory Services conducts a pay-for-performance analysis.

With respect to companies in the Russell 3000 index, this analysis considers the following:

     1.   Peer Group(4) Alignment:

          o The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period; and

          o The multiple of the CEO's total pay relative to the peer group median.

     2. Absolute Alignment -- the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years -- i. e. , the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

          o    The overall ratio of performance-based compensation;

          o    The completeness of disclosure and rigor of performance goals;

          o    The company's peer group benchmarking practices;

          o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc. , both absolute and relative to peers;

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(4) The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.


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          o Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e. g. , bi-annual awards);

          o    Realizable pay compared to grant pay; and

          o    Any other factors deemed relevant.

PROBLEMATIC COMPENSATION PRACTICES

Poor disclosure, the absence or non-transparency of disclosure and flawed compensation plan design can lead to excessive executive pay practices that are detrimental to shareholders.

Companies are expected to meet a minimum standard of tally sheet disclosure as to allow shareholders to readily assess the total executive pay package, understand the actual linkage between pay and performance, and mitigate misinformation to shareholders. The SEC has issued rules on executive and director compensation that require expansive disclosure and a total compensation figure for each of the named executive officers. Poorly designed executive compensation plans or those lacking in transparency can be reflective of a poorly performing compensation committee.

Executive compensation will continue to be in the spotlight in the ensuing years, particularly when shareholders are expected to have access to more complete information.

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

     o Problematic practices related to non-performance-based compensation elements;

     o    Incentives that may motivate excessive risk-taking; and Options
          Backdating.

     o Problematic compensation practices include, but are not limited to, the following:

NON-PERFORMANCE BASED COMPENSATION ELEMENTS

While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

     o    Egregious employment contracts:

          o Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

     o    New CEO with overly generous new-hire package:

          o    Excessive "make whole" provisions without sufficient rationale;

          o    Any of the problematic pay practices listed in this policy;

     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

          o Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     o Egregious pension/SERP (supplemental executive retirement plan) payouts:

          o Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;

          o Inclusion of performance-based equity or other long-term awards in the pension calculation;


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     o    Excessive Perquisites:

          o Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

          o    Extraordinary relocation benefits (including home buyouts);

          o    Excessive amounts of perquisites compensation;

     o    Excessive severance and/or change in control provisions:

          o Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;

          o Arrangements that provide for change-in-control payments without loss of job or substantial diminution of job duties (single-triggered or modified single-triggered - where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);

          o Employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;

          o Excessive payments upon an executive's termination in connection with performance failure;

          o Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

     o Tax Reimbursements/Gross-ups: income tax reimbursements on executive perquisites or other payments (e. g. , related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc; see also excise tax gross-ups above);

     o Dividends or dividend equivalents paid on unvested performance shares or units;

     o Executives using company stock in hedging activities, such as "cashless" collars, forward sales, equity swaps, or other similar arrangements;

     o Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     o Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted);

     o    Options backdating; and

     o Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.


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INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

     o Guaranteed bonuses or other abnormally large bonus payouts without justifiable performance linkage or appropriate disclosure;

     o Mega annual equity grants that provide unlimited upside with no downside risk;

     o    A single performance metric used for short- and long-term plans;

     o    High pay opportunities relative to industry peers;

     o    Disproportionate supplemental pensions; or

     o    Lucrative severance packages.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and substantive bonus deferral/escrowing programs.

OPTIONS BACKDATING

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. Taft-Hartley Advisory Services will adopt a CASE-BY-CASE approach to differentiate companies that had sloppy administration vs. deliberate action or fraud, as well as those companies which have since taken corrective action. Instances in which companies have committed fraud are considered most egregious, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Taft-Hartley Advisory Services will consider several factors, including, but not limited to, the following:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     o    Duration of options backdating;

     o    Size of restatement due to options backdating;

     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants; and

     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

     o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

     o Failure to adequately respond to the company's previous say-on-pay proposal that received a low level of shareholder support, taking into account:

          o    The company's response, including:

               * Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;


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               * Specific actions taken to address the issues that contributed to the low level of support;

               *    Other recent compensation actions taken by the company;

          o    Whether the issues raised are recurring or isolated;

          o    The company's ownership structure; and

          o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

ADVISORY VOTES ON EXECUTIVE COMPENSATION -- MANAGEMENT SAY-ON-PAY PROPOSALS

The Dodd-Frank Act Wall Street Reform and Consumer Protection Act of 2010 mandates advisory votes on executive compensation (aka management "say on pay" or MSOP) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every 3 years.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices -- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than voting AGAINST or WITHHOLDING from the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then Taft-Hartley fiduciaries should vote AGAINST or WITHHOLD votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote AGAINST an equity-based plan proposal presented for shareholder approval may be warranted.

     o Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY- CASE basis.

     o    Vote AGAINST management say on pay (MSOP) proposals if:

          o There is a misalignment between CEO pay and company performance (PAY FOR PERFORMANCE);

          o    The company maintains PROBLEMATIC PAY PRACTICES;

          o The board exhibits POOR COMMUNICATION AND RESPONSIVENESS to shareholders; or

          o The board has failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

     o Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

          o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

          o The board fails to respond adequately to a previous MSOP proposal that received low levels of shareholder support;

          o The company has practiced or approved PROBLEMATIC PAY PRACTICES, including option repricing or option backdating; or

          o    The situation is egregious.


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     o    Vote AGAINST an equity plan on the ballot if:

          o A pay for performance misalignment exists, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

               *    Magnitude of pay misalignment;

               * Contribution of non-performance-based equity grants to overall pay; and

               * The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer
                    (NEO) level.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION -- MANAGEMENT SAY ON PAY

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management "say on pay" or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the "say on pay" vote by shareholders to approve compensation should occur every one, two, or three years.

Taft-Hartley Advisory Services will vote FOR annual advisory votes on compensation. The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Support for an annual MSOP vote is merited for many of the same reasons Taft-Hartley Advisory Services supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders' meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

     o Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

ADVISORY VOTE ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION, OR PROPOSED SALE

This is a proxy item regarding specific advisory votes on "golden parachute" arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Taft-Hartley Advisory Services places particular emphasis on severance packages that provide inappropriate windfalls and cover certain executive tax liabilities.

     o Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with Taft- Hartley Advisory Services' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

          o    Agreements that include excise tax gross-up provisions;

          o    Single- or modified-single-trigger cash severance;

          o Single trigger acceleration of unvested equity, including acceleration of performance-based equity despite the failure to achieve performance measures;


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          o Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

          o    Potentially excessive severance payments;

          o Recent amendments or actions that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; and

          o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. Such a construction is problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), Taft-Hartley Advisory Services will evaluate the say on pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

METHODOLOGY FOR ANALYZING PAY PLANS

The theory that stock awards including stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. Indeed, a number of academic studies have found that there is limited correlation between executive stock ownership and company performance.

Misused stock options can give executives an incentive to inflate their company's earnings, take excessive risks, and make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan.

Therefore, it is vital for shareholders to fully analyze all equity plans that appear on ballot. In general, Taft-Hartley Advisory Services evaluates executive and director compensation plans on a CASE-BY-CASE basis. When evaluating equity-based compensation items on ballot, the following elements will be considered:

PRIMARY CONSIDERATIONS:

     o DILUTION: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds ten percent.

     o FULL MARKET VALUE: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

     o BURN RATE: Vote AGAINST plans where the company's three year burn rate exceeds the greater of: (1) the mean () plus one standard deviation () of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding.

     o LIBERAL DEFINITION OF CHANGE-IN-CONTROL : Vote AGAINST equity plans if the plan provides for the accelerated vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a "potential" takeover, shareholder approval of a merger or other transactions, or similar language.

     o PROBLEMATIC PAY PRACTICES: Vote AGAINST equity plans if the plan is a vehicle for problematic pay practices (e. g. if the plan allows for change-in-control payouts that are single triggered).

SECONDARY CONSIDERATIONS:

     o EXECUTIVE CONCENTRATION RATIO: Vote AGAINST plans where the annual grant rate to the top five executives ("named officers") exceeds one percent of shares outstanding.


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     o PAY-FOR-PERFORMANCE : Vote AGAINST plans where there is a misalignment between CEO pay and the company's performance, or if performance criteria are not disclosed.

     o EVERGREEN FEATURES: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date.

     o REPRICING: Vote AGAIN ST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

     o LOANS: Vote AGAINST the plan if the plan administrator may provide loans to officers to assist in exercising the awards.

STOCK OPTION PLANS

Compensation to executive and other senior level employees should be strongly correlated to sustained performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term corporate value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise so that the employees of the company, along with shareholders, prosper together. Likewise, option plans should not allow for the benefits of share price gains without the risk of share price declines. Poorly designed stock option plans can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not created. Taft-Hartley Advisory Services supports option plans when they provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of sustained superior performance. Moreover, equity pay plans should be designed in a fashion that ensures executive compensation is veritably performance driven and "at risk" such that executives are penalized (by either reducing or withholding compensation) for failure to meet pre-determined performance hurdles. Taft-Hartley Advisory Services will oppose those plans that offer unreasonable benefits to executives that are not generally available to other shareholders or employees.

VOTING POWER DILUTION (VPD) CALCULATION

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

     A:   Shares reserved for this amendment or plan

     B: Shares available under this plan and/or continuing plans prior to proposed amendment

     C: Shares granted but unexercised under this plan and/or continuing plans

     D: All outstanding shares plus any convertible equity, outstanding warrants, or debt


The formula can be applied as follows:     A + B + C

                                           A + B + C + D


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FAIR MARKET VALUE, DILUTION AND REPRICING

Consideration will be made as to whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

BURN RATE

The annual burn rate is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. Taft-Hartley Advisory Services benchmarks a company's burn rate against three-year industry and primary index burn rates, and generally opposes plans whose average three-year burn rates exceed the greater of: (1) the mean plus one standard deviation of the company's GICS group segmented by Russell 3000 index and non-Russell 3000 index; or (2) two percent of weighted common shares outstanding. Additionally, year-over-year burn-rate cap changes will be limited to a maximum of two percentage points (plus or minus) the prior year's burn-rate cap. If a company fails to fulfill a burn rate commitment to shareholders, vote AGAINST or WITHHOLD from the compensation committee.

EXECUTIVE CONCENTRATION RATIO

In examining stock option awards, restricted stock and other forms of long-term incentives, it is important to consider internal pay equity; that is, the concentration and distribution of equity awards to a company's top five executives ("named officers") as a percentage of overall grants. Taft-Hartley Advisory Services will consider voting against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding.


EVERGREEN PROVISIONS

Taft-Hartley Advisory Services will oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration the following factors:

     o Historic trading patterns: the stock price should not be so volatile that the options are likely to be back "in-the- money" over the near term;

     o Rationale for the re-pricing: was the stock price decline beyond management's control?

     o Option vesting: does the new option vest immediately or is there a black-out period?

     o Term of the option: the term should remain the same as that of the replaced option;

     o    Exercise price: should be set at fair market or a premium to market;


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     o Participants: the plan should be broad-based and executive officers and directors should be excluded;

     o    Is this a value-for-value exchange?

     o    Are surrendered stock options added back to the plan reserve?

If the surrendered options are added back to the equity plans for re-issuance, then we will also take into consideration the impact on the company's equity plans and its three-year average burn rate.

In addition to the above considerations, we will evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. We do not view market deterioration, in and of itself, as an acceptable reason for companies to reprice stock options and/or reset goals under performance plans. Repricing after a recent decline in stock price triggers additional scrutiny and may warrant a vote AGAINST the proposal. At a minimum, the decline should not have happened within the past year. We also consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

     o Vote FOR shareholder proposals to put option repricings to a shareholder vote.

RESTRICTED STOCK

Taft-Hartley Advisory Services supports the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

EMPLOYEE STOCK PURCHASE PLANS (ESPPS) - QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

     o    Purchase price is at least 85 percent of fair market value;

     o    Offering period is 27 months or less; and

     o The number of shares allocated to the plan is five percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS (ESPPS) -- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

     o Broad-based participation (i. e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);


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     o Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value; and

     o No discount on the stock price on the date of purchase since there is a company matching contribution.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recent academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

     o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i. e. generally greater than five percent of outstanding shares).

OBRA-RELATED COMPENSATION PROPOSALS

Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

     o Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

          o    Is only to include administrative features;

          o Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

          o Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

          o Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     o    Vote AGAINST such proposals if:

          o If the plan provides for awards to individual participants in excess of $2 million a year;

          o The compensation committee does not fully consist of independent outsiders as defined by Taft-Hartley Advisory Services' definition of director independence; or

          o The plan contains excessive problematic provisions including lack of rigorous performance measures.

     o    Vote CASE-BY CASE on such proposals if:

          o In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (E. G., by requesting additional shares, extending the option term, or expanding the pool of plan participants);

          o A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of


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               total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum payout triggered by a change-incontrol at usually two to three times their current base salary. The SEC requires disclosure of all golden parachute arrangements in the proxy statement.

     o Vote on a CASE-BY-CASE basis on management proposals to ratify or cancel golden parachutes taking into consideration the following factors:

          o Whether the triggering mechanism is beyond the control of management;

          o Whether the payout amount is based on an excessive severance multiple; and

          o    Whether the change-in-control payments are double-triggered, i.
               e. , (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure

     o Vote FOR shareholder proposals to all have golden parachute agreements submitted for shareholder ratification.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE OF EXECUTIVE AND DIRECTOR PAY

     o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information, including the preparation of a formal report on executive compensation practices and policies.

LIMIT EXECUTIVE AND DIRECTOR PAY

     o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

     o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

EXECUTIVE PERKS AND RETIREMENT/DEATH BENEFITS

Taft-Hartley Advisory Services supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. Taft-Hartley Advisory Services opposes any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.


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     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

     o Generally vote FOR shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive. This could come, for example, in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. However, this would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

EXECUTIVE HOLDING PERIODS

Senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company or even into retirement. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

     o Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a significant portion of the shares acquired through compensation plans while employed or following the termination of their employment.

PAY FOR SUPERIOR PERFORMANCE

     o Generally vote FOR shareholder proposals that request the board to establish a pay-for-superior performance standard in the company's executive compensation programs for senior executives.

PERFORMANCE-BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

Taft-Hartley Advisory Services advocates for performance-based awards -- such as premium-priced or indexed -- which encourage executives to outperform peers, certain indices, or the broader market rather than being rewarded for any minimal rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

     o Generally vote FOR shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

TAX GROSS-UP PROPOSALS

     o Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


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ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) SHAREHOLDER PROPOSALS

     o Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS - DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

     o Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

ADOPT ANTI-HEDGING/PLEDGING/SPECULATIVE INVESTMENTS POLICY

     o Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

BONUS BANKING/BONUS BANKING "PLUS"

     o Generally vote FOR on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

TERMINATION OF EMPLOYMENT PRIOR TO SEVERANCE PAYMENT AND ELIMINATING ACCELERATED VESTING OF UNVESTED EQUITY

     o Generally vote FOR shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

RECOUP BONUSES

     o Generally vote FOR proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the incentive compensation was based upon figures that later turn out to have been in error.

LINK COMPENSATION TO NON-FINANCIAL FACTORS

     o Generally vote FOR shareholder proposals seeking disclosure on linking executive pay to non-financial factors.

     o Evaluate shareholder proposals calling for linkage of executive pay to non-financial factors, such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance, and predatory lending on a CASE-BY-CASE basis.

PENSION PLAN INCOME ACCOUNTING

     o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.



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AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company and the viability of an investment. The well-documented auditor-facilitated bankruptcies and scandals at several large public companies in recent years underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

AUDITOR INDEPENDENCE

The wave of accounting scandals at companies in the over the past decade illuminate the need to ensure auditor independence in the face consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

Under SEC rules, disclosed categories of professional fees paid for audit and non-audit services are as follows: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the reporting requirements, companies are required to describe -- in qualitative terms -- the types of services provided under the three categories other than Audit Fees. The following fee categories are defined as: A) tax compliance or preparation fees are excluded from our calculations of non-audit fees; and B) fees for consulting services for tax-avoidance strategies and tax shelters will be included in "other fees" and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services. In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act of 2002 and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder right to ratify the company's choice of auditor. Whereas shareholder ratification of auditors was once considered routine by many shareowners, accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies' financial statements. It is now viewed as best practice for companies to place the item on ballot.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) of the auditor's independent execution of their duties. Taft-Hartley Advisory Services believes mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor's work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.


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Proposals to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

     o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor.

     o Generally support shareholder proposals seeking to limit companies from buying consulting services from their auditor.

AUDITOR ROTATION

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships.

Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit. Opponents of audit firm rotation argue that regular re-tendering is a costly practice, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

Taft-Hartley Advisory Services recommends that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company's business and the effect of changes in the business along with the corresponding changes in its risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. Many institutional investors argue that the increased costs associated with compulsory auditor rotation are a lesser evil vis--vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

     o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Indemnification clauses allow auditors to avoid liability for potential damages, including punitive damages. Eliminating concerns about being sued for carelessness could lead to; 1) potential impairment of external auditor independence and impartiality by contractual clauses limiting their liability; and 2) a decrease the quality and reliability of the audit given the lack of consequence for an inadequate audit.

Given the substantial settlements against auditors in recent years for poor audit practices and the cost of such insurance to the company and its shareholders, there are legitimate concerns over the broader use of indemnification clauses. Such agreements may weaken the objectivity, impartiality and performance of audit firms. Taft-Hartley Advisory Services believes it is important for shareholders to understand the full risks and implications of these agreements and determine


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what impact they could have on shareholder value. At the present time, however, due to poor disclosure in this area, it is difficult to identify the existence and extent of limited liability provisions and auditor agreements, and investors lack the information needed to make informed decisions regarding these agreements.

Without uniform disclosure, it is difficult to consistently apply policy and make informed vote recommendations. As such, Taft-Hartley Advisory Services reviews the use of indemnification clauses and limited liability provisions in auditor agreements on a case-by-case basis, when disclosure is present.

     o Vote AGAINST or WITHHOLD from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

DISCLOSURES UNDER SECTION 404 OF SARBANES-OXLEY ACT

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Beginning in 2005, most public companies must obtain annual attestation of the effectiveness of their internal controls over financial reporting from their outside auditors. Companies with significant material weaknesses identified in the
Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders' ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. The Audit Committee is ultimately responsible for the integrity and reliability of the company's financial information and its system of internal controls.

     o Vote AGAINST or WITHHOLD votes from Audit Committee members under certain circumstances when a material weakness rises to a level of serious concern, if there are chronic internal control issues, or if there is an absence of established effective control mechanisms.

     o Vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

ADVERSE OPINIONS

An Adverse Opinion on the company's financial statements is issued when the auditor determines that the financial statements are materially misstated and, when considered as a whole, do not conform to GAAP. It essentially states that the information contained is materially incorrect, unreliable, and inaccurate in order to assess the company's financial position and results of operations.

Adverse opinions on companies' financial statements are generally very rare because they essentially state that a significant portion of the financial statements are unreliable and the auditor had no choice but to issue an adverse opinion after a long process of seeking resolution with the company subjected to the audit.

     o Vote AGAINST or WITHHOLD votes from Audit Committee members if the company receives an Adverse Opinion on the company's financial statements from its auditors.


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TAKEOVER DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

In evaluating management proposals on poison pills, Taft-Hartley Advisory Services considers the company's rationale for adopting the pill and its existing governance structure in determining whether or not the pill appropriately serves in shareholders' best interests. The rationale for adopting the pill should be thoroughly explained by the company. Additionally, we examine the company's existing governance structure including: board independence, existing takeover defenses, or any problematic governance concerns.

     o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     o Review on a CASE-BY- CASE basis shareholder proposals to redeem a company's poison pill.

     o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

     o Vote AGAINST or WITHHOLD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

NET OPERATING LOSS (NOL) POISON PILLS/PROTECTIVE AMENDMENTS

The financial crisis prompted widespread losses in certain industries. This resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company's shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company's existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While the high estimated tax value of NOLs would typically benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company's problematic governance structure could serve as an antitakeover device.

Given the low ownership thresholds involved, shareholders want to ensure that such pills/amendments do not remain in effect permanently. Taft-Hartley Advisory Services will closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.


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     o Vote AGAINST proposals to adopt a poison pill/ protective amendment for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill/ protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

     o Evaluate management proposals to ratify an NOL pill /adopt an NOL protective amendment if the term of the pill/amendment would be the shorter of three years (or less) and the exhaustion of the NOL on a CASE-BY-CASE basis considering the following factors;

          o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5% and NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

          o    The value of the NOLs;

          o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

          o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

          o    Any other factors that may be applicable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

     o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

     o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS/FILL VACANCIES

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

     o Vote AGAINST proposals that provide that directors may be removed only for cause.

     o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause. Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

     o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


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SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals that would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Proposals to fix the size of the board at a specific number can prevent management from increasing the board size without shareholder approval when facing a proxy context. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

     o Vote FOR proposals that seek to fix the size of the board within an acceptable range.

     o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


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SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

     o Vote FOR shareholder proposals that request corporations to adopt confidential voting, the use of independent tabulators, and the use of independent inspectors for an election as long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     o Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     o Vote AGAINST provisions that would require advance notice of more than sixty days.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     o Vote FOR proposals to allow or make easier shareholder action by written consent.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares that has superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also


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establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

     o Vote FOR resolutions that seek to maintain or convert to a one-share-one-vote capital structure.

     o Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

The general lack of credit availability for financially distressed companies has resulted in "rescue" or highly dilutive stock and warrant issuances, which often comprise a majority of the company's voting stock upon conversion. When an investor takes control of the company through the conversion of securities, the new owners often seek statutory amendments, such as adopting written consent, or allowing 50 percent shareholders to call a special meeting, that allow effective control over the company with little or no input from minority shareholders.

In such cases, the existing supermajority vote requirements would serve to protect minority shareholders' interests. The reduction in the vote requirements, when coupled with low quorum requirements (in Nevada and other states) could shift the balance in power away from small shareholders while overly empowering large shareholders.

     o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

     o Vote FOR management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholders who have significant ownership levels, vote CASE-BY- CASE, taking into account 1) ownership structure, 2) quorum requirements, and 3) supermajority vote requirements.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

     o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


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REIMBURSING PROXY SOLICITATION EXPENSES

     o Generally support shareholder proposals to reimburse for proxy solicitation expenses.

     o When voting in conjunction with support of a dissident slate, always support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

     o Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

EXCLUSIVE VENUE

Exclusive venue management proposals were new for the 2011 proxy season, as issuers began seeking shareholder approval of exclusive charter provisions in 2011 after a court opinion suggested that unilaterally adopted exclusive venue bylaw provisions might not be enforceable. All the exclusive venue proposals to date have sought to make Delaware the exclusive forum for resolution on shareholder disputes.

Corporations have defended exclusive forum provisions on the grounds that the Delaware Chancery Court moves cases more quickly than other courts and is presided over by judges who are experienced in corporate law. Firms have also argued that making Delaware the sole forum for lawsuits avoids the possibility of duplicative suits arising out of the same events. A number of shareholder advocates have, however, countered that exclusive venue provisions deprive shareholders of the flexibility to choose the forum in which to assert claims of wrongdoing.

     o Generally vote AGAINST management proposals to restrict the venue for shareholder claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

BUNDLED PROPOSALS

     o Vote CASE-BY-CASE on bundled or conditional proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.


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MERGERS & ACQUISITIONS / CORPORATE RESTRUCTURINGS

A number of academic and industry studies have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform "big bet" larger deals by a statistically significant factor.

In analyzing M&A deals, private placements or other transactional related items on proxy, Taft-Hartley Advisory Services performs a well-rounded analysis that seeks to balance all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation.

Votes on mergers and acquisitions are always considered on a CASE-BY-CASE basis, taking into account the following factors:

     o    Impact of the merger on shareholder value;

     o    Perspective of ownership (target vs. acquirer) in the deal;

     o    Form and mix of payment (i. e. stock, cash, debt, etc. );

     o    Fundamental value drivers behind the deal;

     o Anticipated financial and operating benefits realizable through combined synergies;

     o    Offer price (cost vs. premium);

     o    Change-in-control payments to executive officers;

     o    Financial viability of the combined companies as a single entity;

     o Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?

     o    Fairness opinion (or lack thereof);

     o Changes in corporate governance and their impact on shareholder rights;

     o What are the potential legal or environmental liability risks associated with the target firm?

     o    Impact on community stakeholders and employees in both workforces;
          and

     o How will the merger adversely affect employee benefits like pensions and health care?

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that in the absence of board or shareholder approval of the acquisition the bidder must pay the remaining shareholders the same price for their shares that brought control.


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     o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

     o Vote FOR proposals to restore or provide shareholders with the right of appraisal.

CORPORATE RESTRUCTURING

     o Votes concerning corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

SPIN-OFFS

     o Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

     o Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

     o Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS)

     o Vote on a CASE-BY-CASE basis on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

     o Vote CASE-BY- CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.


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CHANGING CORPORATE NAME

     o Vote FOR changing the corporate name in all instances if proposed and supported by management and the board.

PLANS OF REORGANIZATION (BANKRUPTCY)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company's ability to sustain its operations. Additionally, the amount of time that lapses between a particular company's entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

     o Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

          o Estimated value and financial prospects of the reorganized company;

          o Percentage ownership of current shareholders in the reorganized company;

          o Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee).

     o The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.


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CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

Clear justification should accompany all management requests for shareholders approval of increases in authorized common stock. We support increases in authorized common stock to fund stock splits that are in shareholders' interests.

Consideration will be made on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase must be evaluated. Dual requests on the same ballot, in which an increase in common stock is requested in tandem with a reverse stock split in which shares are not proportionately reduced may not be in shareholder best interests. Although the reverse stock split may be needed in the face of imminent delisting, there is little justification in effectively approving two increases in common stock on the same ballot.

     o Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue. The following factors will be considered:

          o Past Board Performance: the company's historical use of authorized shares in the previous three years;

          o The Current Request: i) disclosure on specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) disclosure of specific risks to shareholders of not approving the request.

     o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

     o Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level.


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Generally support a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting. Shareholders should only vote for non-proportionate reverse stock splits in the most dire of situations. Companies should provide disclosure of external evidence that a potential delisting is imminent to separate the true emergencies from vague potential risks to shareholders.

PREFERRED STOCK AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue.

     o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Consider company-specific factors including:

          o Past Board Performance: the company's historical use of authorized preferred shares over the previous three years;

          o The Current Request: 1) disclosure on specific reasons/rationale for the proposed increase; 2) the dilutive impact of the request; and 3) disclosure of specific risks to shareholders of not approving the request;

          o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

BLANK CHECK PREFERRED STOCK

Blank check preferred stock, with unspecified voting, conversion, dividend, distribution, and other rights, can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

     o Vote AGAINST proposals that would authorize the creation of new classes of blank check preferred stock.

     o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

     o Vote FOR requests to require shareholder approval for blank check authorizations.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

     o Vote FOR management proposals to reduce the par value of common stock.


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PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes.

     o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

     o    Vote on a CASE-BY-CASE basis proposals regarding debt restructurings.

     o Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. The following factors are considered:

     o DILUTION--How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     o CHANGE IN CONTROL-- Will the transaction result in a change in control of the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist?

     o FINANCIAL ISSUES-- company's financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company's cost of capital;

     o TERMS OF THE OFFER-- discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;

     o CONFLICT OF INTEREST-- arm's length transactions and managerial incentives; and

     o    Management's efforts to pursue other alternatives.


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STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Taft-Hartley Advisory Services is less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

REINCORPORATION PROPOSALS

Management or shareholder proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     o    Reasons for reincorporation;

     o Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     o Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

OFFSHORE REINCORPORATIONS AND TAX HAVENS

For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. Taft-Hartley Advisory Services believes there are a number of concerns associated with a company looking to reincorporate from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, the following factors are considered:

     o Legal recourse for U. S. stockholders of the new company and the enforcement of legal judgments against the company under the U. S. securities laws;

     o    The transparency (or lack thereof) of the new locale's legal system;

     o    Adoption of any shareholder-unfriendly corporate law provisions;

     o Actual, quantifiable tax benefits associated with foreign incorporation; Potential for accounting manipulations and/or discrepancies;

     o    Any pending U. S. legislation concerning offshore companies;

     o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction. While a firm's country of


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incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.


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CORPORATE RESPONSIBILITY & ACCOUNTABILITY

SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We typically support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. A determination whether the request is relevant to the company's core business and in-line with industry practice will be made on a CASE-BY-CASE basis. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

     o    Whether the proposal itself is well framed and reasonable;

     o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o Whether the company's analysis and voting recommendation to shareholders is persuasive;

     o The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

     o The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

     o Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

     o If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

     o Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations from top to bottom. In order to be able to intelligently monitor their investments, shareholders often need information that is best provided by the company in which they have invested on behalf of their end beneficiaries. Qualified requests satisfying the aforementioned criteria usually merit support.

Proposals requesting that the company cease certain actions that the proponent believes are harmful to society or some segment of society will be evaluated on a CASE-BY-CASE basis. Special attention will be made to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.


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I. GENERAL CSR RELATED

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

     o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

INTERNATIONAL OPERATIONS

The rise of globalization has put increasing importance on the need for U.S. companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, Taft-Hartley Advisory Services generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; terrorist financing; economic destabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

     o Generally support proposals asking for policy clarification and reporting on international operations that can materially impact the company's short and long-term bottom-line.

AFFIRM POLITICAL NON-PARTISANSHIP

Employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers.

     o Generally support proposals affirming political non-partisanship within the company.

POLITICAL CONTRIBUTIONS, LOBBYING REPORTING & DISCLOSURE

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. In January 2010, the U.S. Supreme Court's decision in CITIZENS UNITED VS. FEDERAL ELECTION COMMISSION lifted restrictions on corporate spending in federal elections. A company's involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.


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Moreover, it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions and lobbying practices. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. These internal controls should be fully consistent with Section 404 requirements of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

When analyzing the proposals, special consideration will be made if the target company has been the subject of significant controversy stemming from its contributions or political activities, if the company fails to disclose a policy to shareholders that outlines the process by which the company considers its political contributions and lobbying activities, or if the company has recently been involved in significant controversy or litigation related to the company's political contributions or governmental affairs.

     o Support reporting of political and political action committee (PAC) contributions.

     o Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

     o Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.

     o Vote AGAINST shareholder proposals asking to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

MILITARY SALES

Shareholder proposals from church groups and other community organizations have asked companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision-making.

     o Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure.

     o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

REPORT ON OPERATIONS IN SENSITIVE REGIONS OR COUNTRIES

Over the past decade, a number of public companies -- especially within the extractive sector -- have withdrawn from geopolitically sensitive regions as a result of being associated with political controversies involving their host countries (i.e. Myanmar, the Sudan, China, Iran, etc.). Oil and natural gas companies, in particular, continue be the largest investors in many countries involved in human rights abuse and terrorist activities. As such, these companies become targets of consumer boycotts, public relations backlash and even governmental intervention.

     o Generally support shareholder proposals to adopt labor standards in connection with involvement in a certain market and other potentially sensitive geopolitical regions.


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     o Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.

     o Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with
          U. S. sanctions as a result of the company's continued operations in countries associated with terrorist sponsored activities.

     o Consider shareholder proposals to pull out of a certain market on a CASE-BY-CASE basis considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

II. ENVIRONMENT & CLIMATE CHANGE

Shareholder proposals addressing environmental and energy concerns have been plentiful in recent years, and generally seek greater disclosure on an issue or seek to improve a company's environmental practices in order to protect the world's natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of all countries, citing the findings of the Intergovernmental Panel on Climate

Change (IPCC), the world's most authoritative scientific body on the subject. Shareholder proponents argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

GREENHOUSE GAS EMISSIONS

Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a

"greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, a number of business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal.

Shareholder proposals asking a company to issue a report to shareholders -- at reasonable cost and omitting proprietary information -- on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, changing market dynamics and consumer preferences may impact demand for fossil fuels, and thus shareholder value, and that a report on the company's role in global warming can be assembled at reasonable cost.

     o Generally vote FOR shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline.

INVESTMENT IN RENEWABLE ENERGY

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy is expected to


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reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would even argue essential, long-term business strategy.

     o Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

SUSTAINABILITY REPORTING AND PLANNING

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the "triple bottom line," referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Reporting and enhanced disclosure addressing sustainable development is important to companies namely because it offers a formal structure for decision making that helps management teams anticipate and address important global trends that can have serious consequences for business and society. Shareholders may request general sustainability reports on a specific location or operation, often requesting that the company detail the environmental, social, legal and other risks and/or potential liabilities of the specific project in question.

A number of companies have begun to report on sustainability issues using established standards in the marketplace. Such reporting focuses on corporate compliance and measurement regarding key economic, environmental, and social performance indicators. As a best practice, companies release annual sustainability reports in conjunction to regular annual statement of operations.

     o Generally support shareholder proposals seeking greater disclosure on the company's environmental and social practices, and/or associated risks and liabilities.

OPERATIONS IN PROTECTED OR SENSITIVE AREAS

Operating in regions protected or established under national or international categorization guidelines, including wildlife refuges, national forests, and International Union for Conservation of Nature and Natural Resources (IUCN) categorized areas, expose companies to increased oversight and the potential for associated risk and controversy. While it is important for a company to have the flexibility to operate in these regions to take advantage of strategic placement or growth, additional disclosure could be an important mitigating factor to address increased risk and oversight. Restrictions to the company's operations, damaging public relations, and costly litigation resulting from failure to comply with the requirements associated with protected or categorized regions could have a significant impact on shareholder value.

     o Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

HYDRAULIC FRACTURING

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and


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water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies designed to reduce hazards from the process.

     o Vote FOR requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

RECYCLING POLICY

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company's negative impact on the environment and reducing costs over the long-term.

     o Generally vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

ENDORSEMENT OF CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signatory to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Taft-Hartley Advisory Services supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

o    Vote FOR requests asking a company to formally adopt the CERES Principles.

     o    Vote FOR adoption of reports to shareholders on environmental issues.

LAND USE

Many large retail stores and real estate development firms have received criticism over their policies and processes for acquiring and developing land. Often, in such cases, there are organizations that support as well as those that oppose the proposed development.

Many of these requests brought forth by the respective stakeholders raise serious issues that can have a real impact on short-term shareholder value. However in some cases, additional reporting may be duplicative of existing disclosure or may fail to provide added benefit to shareholders commensurate with the associated cost or burden of providing additional information. Some of the companies targeted with such resolutions have been subject to recent litigation, significant fines stemming from their land use practices, and/or recent community boycotts.

     o Generally support shareholder resolutions that request better disclosure of detailed information on a company's policies related to land use or development or compliance with local and national laws and zoning requirements.


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WATER USE

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

     o Vote FOR shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

III.  WORKPLACE PRACTICES & HUMAN RIGHTS

EQUAL EMPLOYMENT OPPORTUNITY

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

     o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

     o Vote FOR proposals requesting legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

     o Vote FOR proposals advocating for non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what is good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

     o Generally support proposals that incorporate high-performance workplace standards.

WORKPLACE SAFETY

In light of recent fatal accidents at oil refineries (Tesoro -- Anacortes refinery, April 2010; and BP -- Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy's Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

o Generally vote FOR shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction efforts.


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NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone significant congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at several large blue-chip companies. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies have formed a coalition on Capitol Hill to preserve the essential features of the plans and to overturn an IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Shareholder resolutions may call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals being considered by national policymakers in reaction to the controversy spawned by the plans.

     o Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

FAIR LENDING REPORTING AND COMPLIANCE

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their sub-prime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

     o    Support proposals calling for full compliance with fair-lending laws.

     o    Support reporting on overall lending policies and data.

MACBRIDE PRINCIPLES

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and

Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.


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     o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

We generally support proposals that:

     o Seek publication of a "Worker Code of Conduct" to be implemented by the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

     o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct;

     o Establishes independent monitoring mechanism in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

     o Create incentives to encourage suppliers to raise standards rather than terminate contracts;

     o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

     o Request public disclosure of contract supplier reviews on a regular basis; and

     o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U. S. using forced or child labor or with suppliers that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE AND SUPPLIER CODES OF CONDUCT

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

     o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

     o    Support the implementation and reporting on ILO codes of conduct.

     o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.


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     o Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

IV CONSUMER HEALTH & PUBLIC SAFETY

PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY ENGINEERED INGREDIENTS

Shareholder activists request companies engaged in the development of genetically modified agricultural products (GMOs) to adopt a policy of not marketing or distributing such products until long term safety testing demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant, prepared foods and packaging industries are being asked to remove genetically altered ingredients from products they manufacture, distribute or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

     o Vote FOR shareholder proposals to label products that contain genetically engineered products.

     o Generally vote AGAINST proposals calling for a full phase out of product lines containing GMO ingredients.

TOBACCO-RELATED PROPOSALS

Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

     o Vote FOR shareholder proposals seeking to limit the sale of tobacco products to minors.

     o Generally vote AGAINST proposals calling for a full phase out of tobacco related product lines.

TOXIC EMISSIONS

Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic wastes into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company's efforts to minimize pollution.

     o Vote FOR shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

TOXIC CHEMICALS

The use of toxic chemicals in cosmetics, consumables, and household products has become a growing issue of concern for shareholders as international regulations on this topic continue to expand, providing increased scrutiny over potentially toxic materials or compounds used or emitted in the conduct of operations or as an ingredient in consumer goods. Shareholders must recognize the impact that changing regulation and consumer expectations could have on shareholder value and should encourage companies to disclose their policies regarding the use or emission of toxic chemicals. Specific considerations should be made for a company's geographic markets and the appearance of historical difficulties with controversy, fines, or litigation, requests for disclosure on the potential financial and legal risk associated with toxic chemicals.


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     o Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.

     o Generally support shareholder resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

     o Consider shareholder proposals requesting companies to substitute or replace existing products on a CASE-BY- CASE basis, with consideration for applicable regulations and standards in the markets in which the company participates.

NUCLEAR SAFETY

These resolutions are filed at companies that manage nuclear power facilities or produce components for nuclear reactors to request disclosure on the risks to the company associated with these operations, including physical security and the potential for environmental damage. Current reporting requirements for companies that operate nuclear facilities are managed by the Nuclear Regulatory Commission (NRC) and include detailed reports on safety and security that are available to the public.

     o Generally support shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

The level of pollution resulting from CAFOs has drawn increased attention in recent years as certain legal decisions have established the precedent that a company can be held liable for the actions of the contract farms it sources from. Fines and remediation expenses stemming from these cases have been significant and could have a notable impact on the companies' operations and shareholder value.

     o Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs) unless the company has publicly disclosed guidelines for its corporate and contract farming operations (including compliance monitoring), or if the company does not directly source from CAFOs.

PHARMACEUTICAL PRODUCT REIMPORTATION

One of the most visible aspects of the legal and political debate over rising health care costs in the United States can be seen through prescription drug reimportation through Canada. While U.S. and Canadian regulations limit reimportation, several states have taken steps to encourage employees to actively seek less expensive medications through reimportation.

Shareholder action at major pharmaceutical companies has hinged around requesting increased disclosure of the financial and legal risks associated with company policies, or called on companies to change distribution limits to increase product availability in Canada, thereby encouraging product reimportation to the United States. The level of public concern over this issue and associated impact that a poorly developed policy could have on the companies suggest that additional disclosure of company policies related to reimportation could be beneficial to shareholders and generally merits support.

     o Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

     o Generally support shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation.


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PHARMACEUTICAL PRODUCT PRICING

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

     o Proposals asking a company to implement price restraints on its pharmaceutical products will be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

          o    Whether the proposal focuses on a specific drug and region;

          o    Whether the economic benefits of providing subsidized drugs (e.
               g. , public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;

          o The extent that reduced prices can be offset through the company's marketing expenditures without significantly impacting R&D spending;

          o Whether the company already limits price increases of its products;

          o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries; and

          o    The extent to which peer companies implement price restraints.

     o Generally support proposals requesting that companies implement specific price restraints for its pharmaceutical products in developing markets or targeting certain population groups.

     o Generally support proposals requesting that companies evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company's existing philanthropic initiatives.

     o Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.


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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.


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                 Transparency. Inclusiveness. Global Expertise.

            2014 Taft-Hartley International Proxy Voting Guidelines

                                  January 2014

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                    Institutional Shareholder Services Inc.

                           Copyright [C] 2014 by ISS

                             www. issgovernance.com

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TABLE OF CONTENTS


PROXY VOTING POLICY STATEMENT AND GUIDELINES ................................  5
FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS ..............................  6
APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION ............................  7
Ratifying Auditors ..........................................................  7
APPOINTMENT OF INTERNAL STATUTORY AUDITORS ..................................  9
ALLOCATION OF INCOME ........................................................ 10
STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS .......... 11
AMENDMENTS TO ARTICLES OF ASSOCIATION ....................................... 12
CHANGE IN COMPANY FISCAL TERM ............................................... 13
LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP .............................. 14
TRANSACT OTHER BUSINESS ..................................................... 15
DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS ............................. 16
CONTESTED DIRECTOR ELECTIONS ................................................ 21
DIRECTOR FEES ............................................................... 22
DISCHARGE OF BOARD AND MANAGEMENT ........................................... 23
DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR
   INDEMNIFICATION .......................................................... 24
BOARD STRUCTURE ............................................................. 25
     Board Size ............................................................. 25
     Adopt Classified Board ................................................. 25
     Introduction of Mandatory Age of Retirement ............................ 25
     Altering Board Size .................................................... 26
CAPITAL SYSTEMS ............................................................. 27
     Authorized Capital System .............................................. 27
     Conditional Capital System ............................................. 27
SHARE ISSUANCE REQUESTS ..................................................... 28
     General Issuances ...................................................... 28
     Specific Issuances ..................................................... 29

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INCREASES IN AUTHORIZED CAPITAL ............................................. 30
REDUCTION OF CAPITAL ........................................................ 31
CAPITAL STRUCTURES .......................................................... 32
PREFERRED STOCK ............................................................. 33
BLANK CHECK PREFERRED STOCK ................................................. 34
DEBT ISSUANCE REQUESTS ...................................................... 35
PLEDGING OF ASSETS FOR DEBT ................................................. 36
INCREASE IN BORROWING POWERS ................................................ 37
SHARE REPURCHASE PLANS ...................................................... 38
REISSUANCE OF SHARES REPURCHASED ............................................ 40
CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE ........... 41
REORGANIZATIONS/RESTRUCTURINGS .............................................. 42
MERGERS AND ACQUISITIONS .................................................... 43
REINCORPORATION PROPOSALS ................................................... 45
EXPANSION OF BUSINESS ACTIVITIES ............................................ 46
RELATED PARTY TRANSACTIONS .................................................. 47

COMPENSATION ................................................................ 48
     EXECUTIVE COMPENSATION ................................................. 48
     NON-EXECUTIVE DIRECTOR COMPENSATION .................................... 49
     EQUITY-BASED COMPENSATION PLANS ........................................ 49
     STOCK OPTION PLANS ..................................................... 50
     Shares Reserved for Issuance of Options Under the Plan ................. 50
     Exercise Price ......................................................... 51
     Exercise Price Discounts ............................................... 51
     Plan Administration .................................................... 51
     Eligibility and Participation .......................................... 51
     Performance Criteria and Vesting Provisions ............................ 51
     Retesting of Performance Criteria ...................................... 52
     OTHER FEATURES SPECIFIC TO OPTION PLANS ................................ 52
     Issue Terms ............................................................ 52
     Option Repricing ....................................................... 52
     Financial Assistance ................................................... 53


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     Plans for International Employees ...................................... 53
     Stock Appreciation Rights .............................................. 53
     Phantom Stock Option Plans ............................................. 53
     Super Options .......................................................... 53
     Restricted Stock ....................................................... 54
     Dividends Under Option and Dividend Equivalent Payment Provisions ...... 54
     INCENTIVE PLANS ........................................................ 55
     SHARE PURCHASE PLANS ................................................... 55
     Eligibility ............................................................ 55
     Loan Terms ............................................................. 55
     Grants Outside of Plans ................................................ 56

ANTITAKEOVER MECHANISMS ..................................................... 57
     Renew Partial Takeover Provision (Australia) ........................... 57
     Golden Shares .......................................................... 57
     Poison Pills (Canada, Japan) ........................................... 57
     Depositary Receipts and Priority Shares (The Netherlands) .............. 59

SHAREHOLDER PROPOSALS ....................................................... 60
     Corporate Governance Proposals ......................................... 61
     Social and Environmental Proposals ..................................... 61
     Report on Environmental Policies ....................................... 62
     Adoption of "CERES Principles" ......................................... 62
     Adoption of "MacBride Principles" ...................................... 62
     Contract Supplier Standards ............................................ 62
     Corporate Conduct and Human Rights ..................................... 62

DISCLOSURE/DISCLAIMER ....................................................... 63


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TAFT-HARTLEY ADVISORY SERVICES

PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of ISS' Taft-Hartley Advisory Services. Taft-Hartley Advisory Services will vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. The interests of participants and beneficiaries will not be subordinated to unrelated objectives. Taft-Hartley Advisory Services shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to Taft-Hartley Advisory Services' clients have not been received, Taft-Hartley Advisory Services will make reasonable efforts to obtain missing proxies. Taft-Hartley Advisory Services is not responsible for voting proxies it does not receive.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services' guidelines are intended to cover the most significant and frequent proxy issues that arise across international markets. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant.

Taft-Hartley Advisory Services shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate Taft-Hartley Advisory Services' compliance with its responsibilities and will facilitate clients' monitoring of Taft-Hartley Advisory Services. A copy of this PROXY VOTING POLICY STATEMENT AND GUIDELINES is provided to each client at the time Taft-Hartley Advisory Services is retained. Taft-Hartley Advisory Services shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.



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FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     o There are concerns about the accounts presented or audit procedures used;

     o The company is not responsive to shareholder questions about specific items that should be publicly disclosed; or

     o The company failed to disclose the financial reports in a timely manner.

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, Taft-Hartley Advisory Services looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's own performance relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, Taft-Hartley Advisory Services generally approves of this item.


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APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

RATIFYING AUDITORS

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     o    There are serious concerns about the procedures used by the auditor;

o There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;

     o External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

     o    Name of the proposed auditors has not been published;

     o The breakdown of audit or non-audit fees is not disclosed or provided in a timely manner (in markets where such information is routinely available);

     o    The auditors have been changed without explanation; or

     o Fees for non-audit/consulting services exceed a quarter of total fees paid to the auditor.

Vote AGAINST auditor remuneration proposals if a company's non-audit fees are excessive and auditor remuneration is presented as a separate voting item.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergencies, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

Taft-Hartley Advisory Services will apply its U.S. policy at U.S. firms incorporated in offshore tax and governance havens that do not qualify for disclosure exemptions, and vote AGAINST the reelection of auditors where auditor tenure exceeds seven years.

DISCUSSION

Most major public companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually viewed as a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Taft-Hartley Advisory Services will vote AGAINST the election of a new auditor. If an explanation is otherwise unavailable, Taft-Hartley Advisory Services will vote AGAINST this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.


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The practice of auditors contributing non-audit services to companies is problematic, as illuminated by the accounting scandals around the world. When an auditor is paid more in consulting fees than for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. When fees from non-audit services become significant without any clear safeguards against conflicts of interest, Taft-Hartley Advisory Services will oppose the auditor's reappointment.


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APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     o There are serious concerns about the statutory reports presented or the audit procedures used;

     o Questions exist concerning any of the statutory auditors being appointed; or

     o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. Taft-Hartley Advisory Services supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.


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ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     o    The payout is excessive given the company's financial position.

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Taft-Hartley Advisory Services focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Taft-Hartley Advisory Services supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Taft-Hartley Advisory Services will oppose the proposal. Taft-Hartley Advisory Services will also vote AGAINST the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

Although dividend payouts are still the predominant form of distribution of capital to shareholders, share buybacks have become more popular in some markets, such as Denmark. In these cases, companies have introduced policies to return capital to shareholders by way of share repurchases instead of through the payment of dividends. Taft-Hartley Advisory Services votes on proposals to omit the payment of a dividend in favor of a share buyback on a CASE-BY-CASE basis by looking at factors such as whether repurchased shares will be cancelled or may be reissued, tax consequences for shareholders, liquidity of the shares, share price movements and the solvency ratio of the company.


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STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION

Stock dividend alternatives, also referred to in some markets as "scrip" dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. While Taft-Hartley Advisory Services is generally supportive of such plans, Taft-Hartley Advisory Services opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.


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AMENDMENTS TO ARTICLES OF ASSOCIATION

Votes on amendments to the articles of association are considered on a CASE-BY-CASE basis.

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Taft-Hartley Advisory Services carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Taft-Hartley Advisory Services classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Taft-Hartley Advisory Services is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Taft-Hartley Advisory Services bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Taft-Hartley Advisory Services supports even a bundled resolution that includes negative changes.


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CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its annual general meeting (AGM).

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. Taft-Hartley Advisory Services opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Taft-Hartley Advisory Services opposes the change in year-end in these cases.


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LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

DISCUSSION

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Taft-Hartley Advisory Services will support such initiatives as they encourage greater disclosure by the company's largest shareholders. However, Taft-Hartley Advisory Services will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an antitakeover device.


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TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries this item is a non-voting formality (not requiring a shareholder vote), but companies in certain countries do include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Taft-Hartley Advisory Services cannot approve this request when asked for a vote. While Taft-Hartley Advisory Services recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.


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DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     o Adequate disclosure has not been provided in a timely manner prior to the meeting;

     o There are clear concerns about the past performance of the company or the board, including;

          o    Questionable finances or restatements

          o    Questionable transactions with conflicts of interest

     o The board fails to meet minimum corporate governance standards, including board independence standards;

     o There is a lack of independence on the board and/or its key committees;

     o There are concerns that long board tenures could compromise the independence and objectivity of board members. Non-executive board members with long-tenures may be classified as non-independent, despite being considered independent by the company;

     o There are any records of abuses against minority shareholder interests;

     o The board takes actions that are not in shareholders' best interests (excessive executive compensation, adopting antitakeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a "lack of duty or care");

     o The company has failed to disclose the audit fees and/or non-audit fees in the latest fiscal year; or

     o The board has been insensitive to labor interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Generally vote FOR employee and/or labor representatives.

In good disclosure markets, votes AGAINST/WITHHOLD votes on individual nominees, key committee members or the entire board can be triggered by one or more of the following concerns:

     o    Lack of a majority independent board;

     o Attendance of director nominees at board meetings of less than 75 percent without valid reason or explanation;

     o Lack of full independence on key board committees (i. e. audit, compensation, and nominating committees);

     o Failure to establish any key board committees (i. e. audit, compensation, or nominating) including where the board serves in the capacity of a key committee, and where there is insufficient information to determine whether key committees exist, who the committee members are, or whether the committee members are independent;

     o    Presence of a non-independent board chairman;

     o Directors serving on an excessive number of other boards which could compromise their primary duties. In markets where the number of board appointments is routinely available, an excessive number of boards is defined as;

          o For non-executive directors, more than five total non-executive directorships.

          o For executive directors, i) more than three total non-executive directorships; or ii) other executive or board chair positions.



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          o For board chairs, i) more than four total non-executive directorships; or ii) more than two board chair positions; or
               iii) other executive positions.

     o The names of nominees are unavailable or not provided in a timely manner prior to the meeting (in markets where this information is available);

     o    Director terms are not disclosed or exceed market norms;

     o    Egregious actions including;

          o Material failures of governance, stewardship, risk oversight(1), or fiduciary responsibilities at the company

          o    Failure to replace management as appropriate

          o Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For bundled director elections, vote AGAINST the entire slate if any of the concerns above apply to a particular nominee.

At Canadian TSX and TSXV firms, generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders' meetings. This policy will not apply to contested director elections.

Furthermore, generally WITHHOLD from continuing individual directors or the entire board of directors if:

     o At the previous board election, any director received more than 50 percent withhold votes of the votes cast and the company has failed to address the issue(s) that caused the majority withheld vote; or

     o The board failed to act(2) on a shareholder proposal that received the support of a majority of the votes cast For and Against at the previous shareholder meeting.

In Italy, the election of directors takes place through the VOTO DI LISTA mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting. Since shareholders only have the option to support one such list, where lists are published in sufficient time, vote recommendations will be made on a CASE-BY-CASE basis, determining which list of nominees are considered best suited to add value for shareholders. Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Taft-Hartley Advisory Services will recommend a vote AGAINST the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, an alert will be issued to clients and, if appropriate, the vote recommendation will be updated to reflect support for one particular list.

In France, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board. However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.

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(1) Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; or hedging of company stock.
(2) Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis.


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DISCUSSION

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and nonexecutive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structures, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board.

Depending on the country, shareholders will be asked to either elect directors or supervisory board members at annual meetings. Taft-Hartley Advisory Services considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In these cases, we apply standards of board and key board committee independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In low-disclosure markets where sufficiently detailed information about directors is unavailable, it could be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Taft-Hartley Advisory Services supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. In certain countries, executive directors may be appointed for terms of up to six years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. Taft-Hartley Advisory Services believes directors should stand for reelection annually in order to be accountable to shareholders on an annual basis, and opposes article amendment proposals seeking extensions of director terms. Taft-Hartley Advisory Services also opposes protected board seats and preferential treatment of executive directors. In some countries the trend is moving toward limiting terms for directors. In The Netherlands, the corporate governance code recommends that management and supervisory board members be subject to maximum four-year terms. Although we recognize that four-year terms maybe the standard in the some markets, Taft-Hartley Advisory Services will oppose the election of new directors or the reelection of an existing director when their terms are not disclosed or where their term lengths exceed market norms.

When reviewing director election proposals (where possible given information disclosure), Taft-Hartley Advisory Services examines board composition, company performance, and any negative views or information on either the company or individual directors. Taft-Hartley Advisory Services determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Taft-Hartley Advisory Services defines members of supervisory boards, which represent organized workers' interests, as independent. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees. In markets where board independence composition information is routinely available, Taft-Hartley Advisory Services will generally oppose all non-independent director nominees if the board is not at least 50 percent (majority)


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independent. For U.S. firms incorporated in offshore tax or governance havens that do not qualify for disclosure exemptions, Taft-Hartley Advisory Services will apply its U.S. policy and vote AGAINST non-independent director nominees if the board is not two-thirds majority independent or where key board committees are not completely independent.

While complete independence on board committees is widely recognized as best practice, there are some markets in which it is still common to find executive directors serving as committee members. Whenever the level of disclosure is adequate to determine whether a committee includes company insiders, Taft-Hartley Advisory Services will generally vote AGAINST these executive directors.

Taft-Hartley Advisory Services also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings, Taft-Hartley Advisory Services makes further inquiries to the company regarding the absences. Taft-Hartley Advisory Services will vote AGAINST /WITHHOLD votes from the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Taft-Hartley Advisory Services understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Taft-Hartley Advisory Services supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

For shareholder nominees, Taft-Hartley Advisory Services places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given in cases where there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

In many countries it is customary to elect a single slate of directors. We do not approve of this practice because shareholders may wish to express differing views as to the suitability of the director nominees and should have the ability to cast ballots with respect to individuals rather than the entire slate. Given improving best practice in more sophisticated markets, which are moving away from single slate director election items, we will generally oppose director nominees if their election is not presented to shareholders as an individual item in these markets, and will oppose slate nominees in markets where the practice is prevalent and there are concerns with a particular director nominee up for election.

In recent years, the concept that directors should not serve on an excessive number of boards has gained more support as a legitimate governance concern. A common view among many investors is that a director will not be an effective monitor on any board if he/she serves on numerous boards. In markets where disclosure is sufficient (such as detailed director biographies which include information on the director's role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, Taft-Hartley Advisory Services will vote AGAINST a candidate when he/she holds an excessive number of board appointments. Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships. Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships. NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships. Taft-Hartley Advisory Services will take into account board positions held in global publicly-listed companies. An adverse vote will not be applied to a director within a company where he/she serves as CEO or chair; instead, any negative votes will be applied to his/her additional seats on other company boards.


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Many investors believe that long tenure on a board can, in some circumstances, lead to a sense of identification with the company and the interests of its management team which can damage a director's independence, even in the absence of a formal transactional or professional relationship between the director and the company. Listing rules in both Hong Kong and Singapore have recently been amended to provide that where a director designated as independent has served on the board for more than nine years, the company should provide the reasons why the board considers such director to still be independent -- in effect, creating a rebuttable presumption that independence will be affected by long tenure. In Hong Kong and Singapore, Taft-Hartley Advisory Services would classify an "independent non-executive director" as non-independent if such director has served on the board for more than nine years, where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director's true level of independence. In other markets as applicable, Taft-Hartley Advisory Services may classify non-executive board members with long-tenures as non-independent directors, despite such directors being considered independent by the company.

Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis. There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders' interests. Taft-Hartley Advisory Services will consider a potential negative vote at the board, committee, or individual level, if a director has had significant involvement with a failed company, or has in the past appeared not to have acted in the best interests of all shareholders, and/or where substantial doubts have been raised about a director's ability to serve as an effective monitor of management and in shareholders' best interests including consideration of past performance on other boards.


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CONTESTED DIRECTOR ELECTIONS

For contested elections of directors (e.g. the election of shareholder nominees or the dismissal of incumbent directors) Taft-Hartley Advisory Services will vote on a CASE-BY-CASE basis, considering the factors below in determining which directors are best suited to add value for shareholders:

     o    Company performance relative to its peers;

     o    Strategy of the incumbents versus the dissidents;

     o    Independence of directors/nominees;

     o Experience and skills of board candidates and their ability to contribute positively to board deliberations and overall board performance;

     o    Governance profile of the company;

     o    Evidence of management entrenchment;

     o    Responsiveness to shareholders;

     o    Whether a takeover offer has been rebuffed; and

     o    Whether minority or majority representation is sought.

When analyzing a contested election of directors, Taft-Hartley Advisory Services generally focuses on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change? (i.e., maximize long-term shareholder value)

DISCUSSION

Once fairly infrequent, contested elections, (also referred to as proxy contests) have become increasingly common in recent years as large shareholders, frustrated by poor returns and unresponsive boards, have sought to challenge the STATUS QUO. Even when dissidents do not achieve board seats, studies indicate that at least some of their objectives are often achieved because the response to a proxy contest, or one that was narrowly averted, usually includes new strategic initiatives, a restructuring program, governance changes, or selected management changes. Based on these considerations, Taft-Hartley Advisory Services' framework for the evaluation of contested elections has the ultimate goal of increasing long-term value for shareholders.



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DIRECTOR FEES

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

DISCUSSION

Director fees in most countries are not controversial. Fees for nonexecutive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Taft-Hartley Advisory Services generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Taft-Hartley Advisory Services' evaluation is on fees paid to nonexecutive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to nonexecutives or to all directors is disclosed.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.


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DISCHARGE OF BOARD AND MANAGEMENT

Vote CASE-BY-CASE on the discharge of the board and management:

Vote AGAINST the discharge of directors, including members of the management board and/or supervisory board, if there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

     o A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

     o Any legal issues (e. g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

     o Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), Taft-Hartley Advisory Services may express its concern with the board in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions to express discontent with the board.

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Taft-Hartley Advisory Services will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.


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DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR
INDEMNIFICATION

Vote on a CASE-BY-CASE basis, proposals seeking indemnification and liability protection for directors and officers.

Vote AGAINST proposals to indemnify auditors.

DISCUSSION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Taft-Hartley Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Taft-Hartley Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Taft-Hartley Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Taft-Hartley Advisory Services may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Taft-Hartley Advisory Services will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Taft-Hartley Advisory Services will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Taft-Hartley Advisory Services will vote in favor of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is proposed to insulate directors from actions they have already taken.

Taft-Hartley Advisory Services opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.


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BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

Taft-Hartley Advisory Services prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Taft-Hartley Advisory Services supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

Taft-Hartley Advisory Services believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.


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ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Taft-Hartley Advisory Services considers these proposals on a CASE-BY-CASE basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.



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CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Taft-Hartley Advisory Services reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights.

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Taft-Hartley Advisory Services takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are left in place, the aggregate potential dilution amount from all capital requests should be considered.


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SHARE ISSUANCE REQUESTS

Vote FOR general issuance requests with preemptive rights up to 50 percent of issued capital;

Vote FOR general issuance requests without preemptive rights up to 10 percent of issue capital; and

Vote on a CASE-BY-CASE basis specific issuance requests with or without preemptive rights up to any amount depending on the purpose for the issuance.

Vote on a CASE-BY-CASE basis those issuance requests that exceed one-year periods.

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

Taft-Hartley Advisory Services believes that the ability to increase share capital by 50 percent through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 50 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 50 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Taft-Hartley Advisory

Services routinely approves issuance requests without preemptive rights for up to ten percent of a company's outstanding capital.

In certain markets, issuance requests are made for several years. This is often the case in France, Germany and Spain. In these situations, Taft-Hartley Advisory Services will consider the per annum dilution equivalent as well as consider whether or not the authority can be renewed before the lapse of the specified period. Whenever possible, we will monitor actual share issuances to assure that the company is not abusing the privilege.


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SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Taft-Hartley Advisory Services will generally support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.


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INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 50 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount unless the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Taft-Hartley Advisory Services' guidelines for the purpose proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Taft-Hartley Advisory Services believes that approving such requests is reasonable.

An increase of 50 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Taft-Hartley Advisory Services will vote AGAINST proposals seeking to increase authorized capital to an unlimited number of shares. Taft-Hartley Advisory Services does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.


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REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital unless the terms are unfavorable to shareholders.

Vote on a CASE-BY-CASE basis proposals to reduce capital in connection with corporate restructurings.

DISCUSSION

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Taft-Hartley Advisory Services generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation.


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CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management--finding the right mix of equity, long-term debt, and short-term financing--can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

Taft-Hartley Advisory Services supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Taft-Hartley Advisory Services opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Taft-Hartley Advisory Services reviews such requests on a CASE-BY-CASE basis. If the shares are needed for a specific purpose, Taft-Hartley Advisory Services will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Taft-Hartley Advisory Services opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.


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PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Taft-Hartley Advisory Services guidelines on equity issuance requests.

Vote AGAINST the creation of blank check preferred stock unless the board expressly states that the authorization will not be used as a takeover defense.


Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

DISCUSSION

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding down of the company.

Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Taft-Hartley Advisory Services prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Taft-Hartley Advisory Services examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company's justification for issuing or authorizing preferred stock. Taft-Hartley Advisory Services supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.


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BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. As such, Taft-Hartley Advisory Services does not support the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Taft-Hartley Advisory Services also considers, on a CASE-BY-CASE basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.


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DEBT ISSUANCE REQUESTS

Vote non-convertible debt issuance requests with or without preemptive rights on a CASE-BY-CASE basis.

Vote AGAINST the creation or issuance of convertible debt with preemptive rights if the conversion increases the company's share capital by more than 50 percent over the current outstanding capital.

Vote AGAINST the creation or issuance of convertible debt without preemptive rights if the conversion increases the company's share capital by more than 10 percent over the current outstanding capital.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without preemptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Taft-Hartley Advisory Services examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. Taft-Hartley Advisory Services routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company's gearing level is higher than 50 percent, Taft-Hartley Advisory Services then factors in other financial statistics, such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. In the case of convertible bonds, Taft-Hartley Advisory Services also takes into consideration the total level of dilution that would result at the time of conversion. Taft-Hartley Advisory Services' guidelines for capital increases would then be applied.


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PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, Taft-Hartley Advisory Services will support these requests.


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INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Vote AGAINST the removal of a limit on borrowing powers.

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. Taft-Hartley Advisory Services believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Taft-Hartley Advisory Services' analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Taft-Hartley Advisory Services will oppose the request.


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SHARE REPURCHASE PLANS

Vote FOR share repurchase programs/market repurchase authorities, unless the terms do not meet the criteria below:

     o A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland)

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Taft-Hartley Advisory Services may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority should meet the following criteria:

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o    A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company's historical practice. However, companies should disclose such limits and, Taft-Hartley Advisory Services may vote AGAINST proposals at companies that fail to do so. In such cases, the authority should meet the following criteria:

     o A holding limit of up to 10 percent of a company's issued share capital in treasury ("on the shelf"); and

     o    A duration of no more than 18 months.

In addition, vote AGAINST any proposal where:

     o    The repurchase can be used for takeover defenses;

     o    There is clear evidence of abuse;

     o    There is no safeguard against selective buybacks; or

     o Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

     o The duration of the authorization is limited in time to no more than 18 months;

     o    The total number of shares covered by the authorization is disclosed;

     o The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of five percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

     o A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

     o    The company has a clean track record regarding repurchases.


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DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Taft-Hartley Advisory Services looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Taft-Hartley Advisory Services believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.


However, in certain instances, share buybacks are used to fund stock option plans. In these cases, cash is used to fund stock options plans, which in most cases are a form of management compensation. When possible, we will make efforts to learn whether share repurchase plans are being used to fund stock option plans. In these instances, extra scrutiny will be paid, and a repurchase plan may be opposed.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.


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REISSUANCE OF SHARES REPURCHASED

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION

Taft-Hartley Advisory Services generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Taft-Hartley Advisory Services takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.


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CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves--transferring them into the share capital account--usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.


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REORGANIZATIONS/RESTRUCTURINGS

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Taft-Hartley Advisory Services usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Taft-Hartley Advisory Services' primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is adjusted, and the expected benefits arising from the changes.

Taft-Hartley Advisory Services also assesses the proposed restructuring and its impact on job loss with an emphasis on the company's U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support reorganizations that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Taft-Hartley Advisory Services first determines the company's degree of distress by determining whether or not the company still has a positive net asset value--that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Taft-Hartley Advisory Services seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.


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MERGERS AND ACQUISITIONS

For every M&A analysis, Taft-Hartley Advisory Services reviews publicly available information as of the date of our analysis and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

     o VALUATION: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Taft-Hartley Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;

     o MARKET REACTION: How has the market responded to the proposed deal? A negative market reaction will elicit greater scrutiny on a deal;

     o STRATEGIC RATIONALE: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

     o CONFLICTS OF INTEREST: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;

     o GOVERNANCE: Impact of the merger on shareholder rights. Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance;

     o The possibility of a high degree of job loss with no reasonable explanation; and Any significant reduction in basic labor standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Taft-Hartley Advisory Services focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the long-term shareholder interests as opposed to short-term gains that devalue assets and could have a negative impact on workers and communities.

Taft-Hartley Advisory Services will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess the impact of the proposed merger on the affected workforce and


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community. For example, Taft-Hartley Advisory Services will assess the proposed merger's impact on job loss with an emphasis on the company's U.S. operations. In certain circumstances, jobs may be lost due to economic inefficiencies.

However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labor standards. Taft-Hartley Advisory Services will not support mergers that diminish basic labor standards. The resulting entity should comply with applicable laws and principles protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Taft-Hartley Advisory Services examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Taft-Hartley Advisory Services also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. During the late 1980s in the United States, control premiums of up to 70 percent in certain sectors were considered reasonable. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a CASE-BY-CASE basis. For publicly traded entities or assets, Taft-Hartley Advisory Services looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Taft-Hartley Advisory Services examines whether or not the merger makes commercial or strategic sense for the company. Taft-Hartley Advisory Services also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Taft-Hartley Advisory Services will either ABSTAIN on or vote AGAINST the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Taft-Hartley Advisory Services will vote AGAINST it.


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REINCORPORATION PROPOSALS

Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. With more U.S.-listed companies seeking to move offshore, shareholders are beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When examining a reincorporation proposal, Taft-Hartley Advisory Services first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Taft-Hartley Advisory Services believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Taft-Hartley Advisory Services will vote AGAINST the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Taft-Hartley Advisory Services also considers the reincorporation's impact on the employment environment. We may not support reincorporations to new jurisdictions that diminish basic labor rights and standards.

While a firm's country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.


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EXPANSION OF BUSINESS ACTIVITIES

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Taft-Hartley Advisory Services opposes support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Taft-Hartley Advisory Services would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Taft-Hartley Advisory Services will not support the proposal. Furthermore, if the company does not adhere to basic labor principles or codes of conduct in the expansion of its business, then Taft-Hartley Advisory Services will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labor rights. Taft-Hartley Advisory Services believes that these policies and practices affect long-term corporate performance and increase shareholder value.


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RELATED PARTY TRANSACTIONS

Vote on a CASE-BY-CASE basis, resolutions that seek shareholder approval on related party transactions considering factors including, but not limited to, the following:

     o    The parties on either side of the transaction;

     o The nature of the asset to be transferred/service to be provided; the pricing of the transaction (and any associated professional valuation);

     o    The views of independent directors (where provided);

     o    The views of an independent financial adviser (where appointed);

     o Whether any entities party to the transaction (including advisers) is conflicted; and

     o The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Taft-Hartley Advisory Services may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Vote AGAINST related party transactions when details of a particular arrangement are not available.

In Malaysia, vote AGAINST a related-party transaction mandate if:

     (a) A director who is classified by the company as independent has a vested interest(3) in the business transaction, AND

     (b)  The value of the transaction exceeds MYR 250,000(4).

In addition, directors involved in related-party transactions in excess of MYR 250,000 will be classified as non-independent

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Taft-Hartley Advisory Services looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, Taft-Hartley Advisory Services will support the proposal. However, in many countries, detailed information about related-party transactions is not available. In some cases, no information is available. When sufficient information is not available, Taft-Hartley Advisory Services will vote AGAINST the arrangement.

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(3) By virtue of being a partner, executive, or major shareholder of the related-party holding more than a 10 percent equity stake or being the direct recipient of the transaction. For the purpose of clarification, directors who are deemed interested by virtue of being a director at the transacting party or who hold immaterial interest in the transacting party will be exempted.

(4) Under Bursa Malaysia Listing Requirements, related-party transactions where the value of the transaction is less than MYR 250,000 are exempt from disclosure and approval requirements.


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COMPENSATION

Vote AGAINST a company's compensation-related proposal due to one or a combination of the following factors:

     o The proposed compensation policy/report was not made available to shareholders in a timely manner;

     o The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;

     o Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy such as pensions, severance terms, and discretionary payments;

     o Concerns exist surrounding the company's long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions;

     o    Excessive severance arrangements/payments;

     o Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors; or

     o Where boards have, otherwise, failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

Vote AGAINST other appropriate resolutions as a measure of discontent against egregious remuneration practices (as a result of one or a combination of several factors highlighted above) or where a company has not followed market practice by submitting a resolution on executive compensation.

A negative vote could be applied to any of the following resolutions on a CASE-BY-CASE basis:

     o    The (re)election of members of the remuneration committee;

     o    The discharge of directors; or

     o    The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse votes regardless of the companies' remuneration practices.

EXECUTIVE COMPENSATION

Vote on a CASE-By-CASE basis, management proposals seeking ratification of a company's compensation policy.

Taft-Hartley Advisory Services believes that seeking annual shareholder approval of a company's compensation policy is a positive corporate governance provision, and considers the following compensation best practices in evaluating shareholder votes on corporate compensation practices:

     o Appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

     o    Avoidance of arrangements that risk "pay for failure";

     o    Independent and effective compensation committees;

     o Provision of clear and comprehensive compensation disclosures to shareholders; and

     o    Avoidance of inappropriate pay to non-executive directors.


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NON-EXECUTIVE DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote on non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote on proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote AGAINST non-executive director remuneration if documents (general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

Vote AGAINST non-executive director remuneration if the company intends to excessively increase the fees in comparison with market/sector practices, without stating compelling reasons that justify the increase.

Vote AGAINST proposals that provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

EQUITY-BASED COMPENSATION PLANS

Taft-Hartley Advisory Services will generally vote FOR equity based compensation proposals for employees if the plan(s) are in line with longterm shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equitybased compensation plans must not exceed the following guidelines:

     o The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of highgrowth companies or particularly welldesigned plans, in which case dilution of between 5 and 10 percent is allowed: in this case, we evaluate the performance conditions attached to the plans and assess whether the performance criteria is sufficiently challenging;

     o The plan(s) must be sufficiently longterm in nature/structure: the mi nimum vesting period must be no less than three years from date of grant; and

     o The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and longterm, with relative performance measures preferred.


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The global financial crisis has shown that poor remuneration systems can lead to the inefficient allocation of company resources and can incentivize behavior that is detrimental to long-term shareholder interests. More than ever, shareholders have become concerned with how companies compensate their executives. Scrutiny has been applied to ascertain whether executive pay is appropriate for a company's size, market, and industry, and whether remuneration structures sufficiently incentivize long-term share value growth and avoid "pay for failure". In response to this growing trend, many legislatures/regulators have taken steps to strengthen shareholders' role in the determination of remuneration practices by increasing companies' disclosure requirements with respect to compensation practices as well as by recommending (or requiring) that companies provide voting resolutions on remuneration practices at their annual shareholder meetings.

Taft-Hartley Advisory Services supports plans that motivate participants to focus on maximizing long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. However, we recognize that in many markets, the degree of information available to evaluate compensation proposals is usually limited in detail. For this reason, Taft-Hartley Advisory Services applies its compensation policies and methodology to the extent that market disclosure practices allow.

Taft-Hartley Advisory Services reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Taft-Hartley Advisory Services examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:


SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares Taft-Hartley Advisory Services approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Taft-Hartley Advisory Services prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.


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EXERCISE PRICE

Taft-Hartley Advisory Services prefers that options be priced at 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a CASE-BY-CASE basis, although provisions of longer than 30 days increase the possibility of discounted options.

EXERCISE PRICE DISCOUNTS

Taft-Hartley Advisory Services strongly opposes grants of discounted options to both executive and nonexecutive directors. In the absence of vesting periods or performance criteria, discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Taft-Hartley Advisory Services approves of discounts up to 20 percent, but only for grants that are a part of a broad-based employee plan, including all nonexecutive employees.

PLAN ADMINISTRATION

Taft-Hartley Advisory Services opposes allowing the administering committee to grant options to itself due to the potential for "backscratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Taft-Hartley Advisory Services approves of separate nonexecutive director option plans with independent administration.

ELIGIBILITY AND PARTICIPATION

Taft-Hartley Advisory Services prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. Generally in markets where disclosure is an issue, if a plan meets all other aspects of Taft-Hartley Advisory Services' guidelines, these two criteria are not mandatory. However, whenever greater disclosure is the market norm, we will oppose plans that do not include sufficiently challenging performance criteria or carry a minimum three-year vesting period. This information is commonly provided in markets such as the United Kingdom,


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Canada, The Netherlands and Australia. Finally, any matching shares that are provided by companies should be subject to additional performance conditions.

RETESTING OF PERFORMANCE CRITERIA

Remuneration plans should not allow for the retesting of performance criteria over another time period if these conditions were not met within the initial period. Retesting is destructive to the incentive value of such plans and undermines the worth of performance criteria. Whenever disclosure is sufficient enough to determine if retesting is allowed under a company's plan, we will take this feature into consideration for our overall evaluation of the plan.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. Taft-Hartley Advisory Services opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

At Canadian TSX and TSXV firms, Taft-Hartley Advisory Services generally votes against proposals to reprice outstanding options. The following and any other adjustments that can be reasonably considered repricing will generally not be supported:

     o    reduction in exercise price or purchase price,

     o    extension of term for outstanding options,

     o    cancellation and reissuance of options,

     o    substitution of options with other awards.

Taft-Hartley Advisory Services has long opposed option repricing. Market deterioration is not an acceptable reason for companies to reprice stock options.

Although not required by TSX rules, Taft-Hartley Advisory Services believes that any proposal to reduce the price of outstanding options, including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions).

The extension of option terms is also unacceptable. Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years. As a company would not shorten the term of an option to rein in compensation during, for example, a commodities bull market run, it is not expected to extend the term during a market downturn when shareholders suffer a decrease in share value.


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FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than be given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a vote AGAINST an option plan, but they are taken into consideration in Taft-Hartley

Advisory Services' analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. Taft-Hartley Advisory Services applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Taft-Hartley Advisory Services reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Taft-Hartley Advisory Services prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPER OPTIONS

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. super options, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants.

Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.


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RESTRICTED STOCK

Restricted stock is specifically designated stock offered at a discount to executives, often under U.S. option plans but increasingly among overseas plans as well. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Taft-Hartley Advisory Services expects strict limits on the amount of shares that may be issued in this form.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Taft-Hartley Advisory Services believes that any economic benefit derived from option plans should occur at the time of exercise.


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INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

SHARE PURCHASE PLANS

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paychecks, gathered and held for safe keeping by a trust or a bank and used every month or year to purchase company stock.

Taft-Hartley Advisory Services will approve many of these plans because they encourage wide share ownership in the company among employees. Taft-Hartley Advisory Services generally approves broad-based, employee-directed share purchase plans with discounts up to 20 percent. Dilution, eligibility, and administration are the key factors in determining votes on purchase plans.

ELIGIBILITY

While eligibility under share purchase plans is evaluated similarly to stock option plans, Taft-Hartley Advisory Services affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Taft-Hartley Advisory Services prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership


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rather than being given only to executive directors. Taft-Hartley Advisory Services also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a vote against a share purchase plan, but they are taken into consideration in Taft-Hartley Advisory

Services' analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Taft-Hartley Advisory Services prefers that companies make such grants in the context of an established plan.

Taft-Hartley Advisory Services' primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.


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ANTITAKEOVER MECHANISMS

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


DISCUSSION

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Taft-Hartley Advisory Services opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Taft-Hartley Advisory Services approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Taft-Hartley Advisory Services supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Taft-Hartley Advisory Services recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a CASE-BY-CASE basis.

POISON PILLS (CANADA, JAPAN)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian and Japanese markets. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid.

Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However, we note that many Canadian companies have


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adopted new shareholder rights plans that address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Taft-Hartley Advisory Services guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Taft-Hartley Advisory Services also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Poison pills often have a sunset provision, which requires shareholder confirmation of the plan. Most pills have either a three-year or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Taft-Hartley Advisory Services guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Taft-Hartley Advisory Services determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, a shareholder who is not intent on a complete acquisition but merely wishes to purchase a significant stake in the company may trigger the pill. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for approval, a shareholder rights plan must satisfy ALL of the following conditions:

     o PERMITTED BID CLAUSE STRUCTURE: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a "toehold provision" that would prevent any person who already controls a specified percentage of shares from making a permitted bid;

     o AMENDMENTS: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;

     o EXCHANGE OPTION: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;

     o DEFINITION OF FAIR MARKET VALUE: the board must not have the discretion to interpret the fair market value of the company's shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;

     o AFFILIATES AND ASSOCIATES: the board's discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;


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     o MANDATORY WAIVER: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favor of any subsequent bids, preventing the board from favoring one bid over another regardless of shareholder interests.

Since 2006, the vast majority of Japanese poison pills have been so called "advance warning-type" ("advance notice-type") defense plans. In these cases, the board announces in advance a set of disclosure requirements it expects any bidder to comply with, as well as a waiting period between the submission of this information and the launch of the bid. As long as the bidder complies with these rules, the company "in principle" will take no action to block the bid, but will allow shareholders to decide.

The exceptions are where the bid is judged to be clearly detrimental to shareholders, such as in situations defined by a

Japanese court or in a report of the government's Corporate Value Study Group. These include greenmail, asset stripping and coercive two-tier offers. Usually, such judgments are made by a "special committee" or "independent committee," but the committee's decision is usually subject to being overruled by the board. At some companies the decisions are made by the board with no committee input at all. Advance warning-type defenses do not require shareholder approval, although in most cases companies are choosing to put them to a shareholder vote, as it is believed that doing so will put the company in a stronger position in the event of a lawsuit.

Where a company implements an advance warning-type defense without a shareholder vote, Taft-Hartley Advisory Services will similarly examine the details of the plan, and where we deem it to be detrimental to shareholder value, we will consider a vote AGAINST the company's representative director(s).

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Taft-Hartley Advisory Services will vote AGAINST the introduction of depositary receipts and priority shares.


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SHAREHOLDER PROPOSALS

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION

Unlike in the United States where shareholders proposals are quite common, they are less common overseas. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals--shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labor issues. The number of shareholder proposals is also on the rise in Canada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

Taft-Hartley Advisory Services' position on the issues covered in many of these proposals has already been discussed.

Generally, Taft-Hartley Advisory Services will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries we represent. Taft-Hartley Advisory Services' clients choose the companies in which they invest and, ultimately, Taft-Hartley Advisory Services' responsibility is to protect their economic interests. This does not mean, though, that Taft-Hartley Advisory Services must take a short-term approach when evaluating these proposals. Rather, Taft-Hartley Advisory Services will vote in a manner consistwith the long-term economic best interests of the participants and beneficiaries.

In general, Taft-Hartley Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Taft-Hartley Advisory Services will evaluate proposals seeking the company to cease taking certain actions that proponents believe are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

Taft-Hartley Advisory Services reviews all shareholder proposals to ascertain whether the proposalsare beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.


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CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, Taft-Hartley Advisory Services would generally support the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Taft-Hartley Advisory Services will oppose the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In determining votes on shareholder social and environmental proposals, the following factors are considered:

     o    Whether the proposal itself is well framed and reasonable;

     o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

     o Whether the company's analysis and voting recommendation to shareholders is persuasive;

     o The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

     o Whether the subject of the proposal is best left to the discretion of the board;

     o Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;

     o The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;

     o Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

     o If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and

     o Whether implementation of the proposal would achieve the objectives sought in the proposal.

The voting fiduciary should support social and environmental proposals if they either contribute to the long term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some companies could pursue a race to the bottom strategy that could ultimately undermine environmental and economic conditions.


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REPORT ON ENVIRONMENTAL POLICIES

These resolutions request the company to disclose its environmental practices. For example, Taft-Hartley Advisory Services will generally support proposals calling for a report on hazardous waste policies, and adopting the Global Reporting Initiative (GRI) disclosure standards.

ADOPTION OF "CERES PRINCIPLES"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Taft-Hartley Advisory Services will generally support these proposals as they often improve the company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

ADOPTION OF "MACBRIDE PRINCIPLES"

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Taft-Hartley Advisory Services will generally support such proposals.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections. Taft-Hartley Advisory Services will generally support proposals that:

     o Seek publication of a "Code of Conduct" by the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights;

     o Request a report summarizing the company's current practices for enf orcement of its Code of Conduct;

     o Establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct;

     o Create incentives to encourage suppliers to raise standards rather than terminate contracts;

     o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

o    Request public disclosure of contract supplier reviews on a regular basis.

CORPORATE CONDUCT AND HUMAN RIGHTS

Taft-Hartley Advisory Services will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.


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DISCLOSURE/DISCLAIMER

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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